File No. 333-265678
As filed with the Securities and Exchange Commission on April 25, 2025
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[]
Post-Effective Amendment No. 1	[X]
(Check appropriate box or boxes)

RIVERSOURCE LIFE INSURANCE COMPANY
(Name of Insurance Company)

70100 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Insurance Company's Principal Executive Offices) (Zip Code)
(612) 678-5337
(Insurance Company's Telephone Number, including Area Code)
Nicole D. Wood
50605 Ameriprise Financial Center
Minneapolis, MN 55474
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuously after the registration statement becomes effective.
It is proposed that this filing will become effective (check appropriate box):
[]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2025 pursuant to paragraph (b)
[]	60 days after filing pursuant to paragraph (a)(1)
[]	on [date] pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”)
If appropriate, check the following box:
[]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterize the Registrant:
[]	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
[]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
[]
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

[]	Insurance Company relying on Rule 12h-7 under the Exchange Act
[]	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A.

Prospectus
May 1, 2025
RiverSource®
Structured SolutionsSM annuity
Individual Limited Flexible Purchase Payments Deferred Index-Linked Annuity Contract and Interests therein

Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center)
This prospectus contains important information that You should know before investing in the RiverSource Structured Solutions annuity contract (the Contract) issued by RiverSource Life Insurance Company (“RVS Life”, the “Company”, “us”, “we” or “our”). The Contract is a limited flexible purchase payments deferred index-linked annuity designed to help You invest on a tax-deferred basis and meet long-term financial goals. Please read this prospectus before investing and keep it for future reference.
You can purchase a Contract if You are age 90 or younger. The Contract is an insurance product and is not an investment in a mutual fund or exchange-traded fund (“ETF”) that tracks an index. You may allocate Your purchase payment to the Fixed Account and/or one or more of the index-linked investment options (“Indexed Accounts”) available under the Contract. Each Indexed Account earns a rate of return (which may be positive, negative, or zero) based in part on the performance of a published index(es) or an ETF (both described as an “Index”) and the applicable Crediting Method which includes a Cap, Upside Participation Rate, Contingent Yield, and/or Total Reduction Rate, as applicable, and which includes a protection option (Buffer, Floor or Trigger) if the Index performance is negative. The Fixed Account credits interest daily. The Interim Account (when available) credits a declared rate of interest. For additional information about each of the investment options available under the Contract, see “Appendix A: Investment Options Available Under the Contract.” The Indexes used are price return indexes and the performance of the Indexes does not reflect dividends paid on the underlying stocks. Returns of the iShares U.S. Real Estate ETF are reduced by any underlying fund fees or expenses, and performance of the ETF does not reflect dividends or other distributions declared by the ETF.
Each time You make an allocation to an Indexed Account, a segment within the Indexed Account (“Segment”) is created. The value of each Segment will change daily, positively or negatively, and can reflect significantly less gain or more loss than would be applied on the date the Segment ends (“Segment Maturity Date”).
We may limit the amount You can earn on a Segment. On the Segment Maturity Date, the rate of return (which may be positive, negative, or zero) for each Segment is based on the Index performance and Crediting Method of the Indexed Account. A Cap (declared maximum rate of return when the Index return is positive), Contingent Yield (predetermined rate of return if Index return does not have a loss that exceeds the protection level), and/or Total Reduction Rate (percentage that reduces the Segment return) may limit the Segment rate of return, and You may earn less than the full amount of positive Index returns. The Total Reduction Rate also will increase a negative Index return, resulting in more loss. Upside Participation Rates are always 100% or greater so they will not limit the upside return. We can change the Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates for new Segments, subject to guaranteed minimum or maximum rates. The Guaranteed Minimum Cap for any currently offered Indexed Account is 2% for 1-year Segments and all Annual Lock Segments, 4% for 2-year Segments, 6% for 3-year Segments, and 8% for 6-year Segments. The Guaranteed Minimum Upside Participation Rate for any currently offered Indexed Account is 100%. The Guaranteed Minimum Contingent Yield for any currently offered Indexed Account is 1%. The guaranteed maximum Total Reduction Rate over the life of the Segment for any currently offered Indexed Accounts with an Annual Fee (Reduction Rate) is 8% for 1-year Segments and 24% for 3-year Segments. See “Contract Fees, Charges, and Value Adjustments, “Valuing Your Investment,” and “Crediting Methods” for an explanation of how Your Contract Value and Segment Value are determined.
The Contract is a complex investment and involves risks, including potential loss of principal. You bear the risk of potential loss of principal and any related earnings including any earnings on prior Segments with respect to investments in the Indexed Accounts. Depending upon which Indexed Account(s) You select, You will bear a greater or lesser risk of loss and You may lose all or a portion of Your investment. The extent of this loss will vary based on the protection option (Buffer, Floor or Trigger) and the level of protection of the Indexed Account you choose. With a Buffer, on the Segment Maturity Date, You only incur the portion of the Index loss that exceeds the Buffer percentage. With a

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Trigger, on the Segment Maturity Date, You incur the full loss if the Index return is negative and exceeds the Trigger percentage. With a Floor, on the Segment Maturity Date, the loss You incur is limited to the Floor percentage.
We currently offer Buffers ranging from -10% to -25%. If You invest in an Indexed Account with an Annual Fee (Reduction Rate) or an Annual Lock Indexed Account and hold the Segment until the Segment Maturity Date, the maximum amount of loss You could experience due to negative Index performance is up to 100% of your investment, including any prior earnings. If You invest in any other Indexed Account with a Buffer, the maximum amount of loss You could experience ranges from 75% to 90% of your investment, including any prior earnings, depending on the Indexed Account(s) You select. If you invest in an Indexed Account with a Trigger and hold the Segment until the Segment Maturity Date, the maximum amount of loss You could experience due to negative Index performance is 100% of your investment, including any prior earnings. We currently offer Triggers of -25% and -35%. We currently offer a Floor of -10%. If You invest in an Indexed Account with a Floor and hold the Segment until the Segment Maturity Date, the maximum amount of loss You could experience due to negative Index performance is 10% of your investment, including any prior earnings.
We can change the available Indexed Accounts at any time on or after the first Contract Anniversary; however, We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. In such case, if You invest in this Indexed Account with a -10% Buffer and hold the Segment until the maturity date, You could lose up to 90% of Your investment, including any prior earnings, due to negative Index performance. There is no guarantee a Trigger or Floor protection option will always be available or that the contract will offer any indexed accounts that limit Index loss other than the S&P 500 1 year with -10% Buffer Indexed Account. Without downside protection there is risk of loss of the entire amount invested. In the future we may offer other indexed account options that do not provide any downside protection, which would mean risk of loss of the entire amount invested. See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.
You are permitted to take partial and full surrenders at any time before the date on which Annuity Payments begin (Annuitization Start Date). Partial and full surrenders may be subject to Surrender Charges, taxes, and/or tax penalties. Before the Segment Maturity Date, the amounts available for full or partial surrenders (including, required minimum distributions and the Total Surrender Charge Free Amount), death benefit payments, or amounts applied to an Annuity Payment plan are subject to the Segment Value Calculation, which could significantly reduce the amount available for these actions. This also means the Segment Value could be less if any of these actions happen during a Segment rather than if You held the Segment until the Maturity Date and the full protection is reflected. In extreme circumstances, you could lose up to 100% of your investment and any prior earnings due to the Segment Value Calculation.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. This Contract is not for You if You plan to take surrenders before the end of the Surrender Charge period or if you intend or need to take full or partial surrenders during a Segment due to the Segment Value Calculation.
The Contract does not provide tax deferral benefits, beyond those already provided under the Internal Revenue Code, for a Contract purchased as a Qualified Contract, such as an Individual Retirement Annuity (“IRA”). Amounts withdrawn from the Contract prior to age 59½ may also be subject a 10% IRS penalty. Investors should consult with their tax advisor for more information.
If You are new investor in the Contract, You may cancel the Contract within 10 days of receiving it without paying fees or penalties (although the amount refunded may be based on the Segment Value Calculation). In some states, this cancellation period may be longer. Upon cancellation, You will receive either a full refund of the amount You paid with Your application or Your total Contract Value (amount depends on your state law). You should review this prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply. See “Purchase - Right to Examine and Cancel” and “Appendix B: State Variations” for more information.
Our obligations under the Contract are subject to Our financial strength and claims-paying ability.
The principal underwriter of the Contract is RiverSource Distributors, Inc. The offering of the Contract is intended to be continuous. Index-linked annuity contracts are complex insurance and investment vehicles. You should speak with a financial advisor about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for You based upon Your financial situation and objectives. Additional information about certain investment products, including index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment

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in this Contract involves investment risk including the possible loss of principal. See “Principal Risks of Investing in the Contract” for more information.

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Defined Terms
In this prospectus, the following capitalized terms have the indicated meanings:
Age. The number of whole years since birth, which is the same as the Age as of a person's latest birthday. If You were born on February 29, We will use February 28 in determining Your Age in years when February only has 28 Days.
Annual Fee (Reduction Rate). A percentage that applies to certain Indexed Accounts (as defined in Your Contract) which is used to determine the Total Reduction Rate.
Annuitant. The person or persons on whose life periodic Annuity Payments depend. If there are joint Annuitants prior to the Annuitization Start Date, the term Annuitant in this Contract is replaced in all instances with the term Annuitants.
Annuitization Start Date. The date on which Annuity Payments begin. You will be notified prior to the scheduled Annuitization Start Date.
Annuity Payments. Periodic payments We make to You, or other named recipient(s), beginning on the Annuitization Start Date.
Buffer. A protection option for certain Crediting Methods. The Buffer percentage is the maximum percentage decrease in the Index rate of return before the Segment will incur a loss. If the Index rate of return is more negative than the Buffer percentage, the negative Index rate of return will be reduced by the Buffer percentage. If the Index rate of return is negative and between zero and the Buffer percentage (inclusive of the Buffer percentage), the Segment will not have a loss due to negative Index performance. The Buffer percentage for each applicable Indexed Account will not change for the duration of the Contract.
Business Day. Any day, Monday through Friday, on which the New York Stock Exchange (“NYSE”) is open for regular trading. Our Business Day ends at 4 p.m. Eastern time unless the NYSE closes earlier. When the NYSE closes, the next Business Day starts. If the Securities and Exchange Commission determines the existence of emergency conditions on any day and, consequently, the NYSE does not open for regular trading, then that day is not a Business Day. We will process your purchase payment or any  transaction request (such as a transfer or surrender request) as of the Business Day We receive Your request.
Cap. For certain Crediting Methods, a declared maximum rate of return for a Segment when the Index rate of return is positive.
Code. The Internal Revenue Code of 1986, as amended.
Contingent Annuitant. If the Annuitant is not an Owner, the person who becomes the Annuitant if the Annuitant dies prior to the Annuitization Start Date.
Contingent Yield. A declared rate of return for certain Crediting Methods that limits positive Index returns. You will earn a predetermined rate of return if the Index rate of return is positive or is a loss that does not exceed the Buffer or Trigger percentage.
Contract Anniversary. The same Day and month as the Contract Date each year that the Contract remains in force.
Contract Date. The effective date of the Contract from which Contract Anniversaries and Contract years are determined.
Contract Value. The sum of the values in the Fixed Account, the Interim Account and the Indexed Account(s).
Crediting Method. A method used to determine the Segment rate of return.
Day. A calendar day, unless specified otherwise.
Fixed Account. An option available to which You may allocate the initial purchase payment and Contract Value. The Fixed Account is part of the General Account.
Floor. A protection option that places a limit or floor on the negative Index rate of return (if any) for certain Crediting Methods. The Floor percentage is the maximum percentage decrease in the Index rate of return that You will incur. If the Index rate of return is more negative than the Floor percentage, the Segment rate of return will equal the Floor percentage. The Floor percentage for each applicable Indexed Account will not change for the duration of the Contract.
General Account. The account that holds all of RiverSource Life’s assets, other than assets in any separate account(s) it may maintain.
Good Order. We cannot process Your transaction request relating to the Contract until We have received the request in Good Order at our Service Center. “Good order” means the actual receipt of the transaction request in writing, along with all information, forms and supporting legal documentation necessary to affect the transaction. To be in “Good Order,” Your instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions. This information and documentation generally include Your completed request; the Contract number; the transaction amount (in dollars); the names of and allocations to and/or from the Indexed Accounts and the Fixed Account  affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that We may require. For certain transactions, at Our option, We may require the signature of all Contract Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by Us to affect the purchase. We may, in our sole discretion, determine whether any particular

RiverSource Structured Solutions annuity — Prospectus 5

transaction request is in Good Order, and We reserve the right to change or waive any Good Order requirements at any time.
Index. A published index used to determine the rate of return for each Segment. For purposes of this Contract, an Exchange Traded Fund (ETF) is considered an index.
Index Value. The published closing value of a particular Index for any Business Day. For the Indexed Accounts, if the Index provider did not publish an Index Value on a Business Day, We will use the Index Value on the next Business Day. We will not use the Index Value from a non-Business Day, even if the Index provider publishes a value on that Day.
Indexed Account. An option available to which You may allocate the initial purchase payment and Contract Value. Each Indexed Account includes an Index(es), Crediting Method, duration and protection option with a protection percentage. The Crediting Method, duration and applicable protection option and percentage for each Indexed Account will not change for the duration of the Contract.
Indexed Account Value. The value representing the sum of the Segment Value(s) for the applicable Indexed Account.
Interim Account. Used to hold additional purchase payments until the next Contract Anniversary and any amounts transferred automatically to it if you elect automated partial surrenders and the automated transfer program. This program will transfer up to the annual total of your automated partial surrenders or any positive Contingent Yield earnings (depending on the option You elect) to the Interim Account on each contract anniversary (see "Surrenders - Automated Transfer Program"). The Interim Account is part of the General Account.
Investment Base. The Investment Base is used to calculate the Segment Value. Each Segment has its own Investment Base. When a Segment starts, the Investment Base is set equal to the portion of the purchase payment or Contract Value that is allocated to an Indexed Account. The Investment Base is adjusted proportionally for partial surrenders based on the percentage of Segment Value that is surrendered (i.e. the Investment Base is reduced by more or less than the dollar amount surrendered depending on whether the Segment Value is less than or greater than the Investment Base, which is generally dependent upon the performance of the Index in addition to other factors. See “Valuing Your Investment – Segment Value Calculation for Indexed Account(s)” for more information). The Investment Base is separate from Your Contract Value and Segment Value and cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.
Nonqualified Contract. A contract used primarily for retirement purposes that is not intended to qualify as a Tax Qualified Contract.
Owner, You, Your. "Owner," "You" or "Your" refer to the Owner or Owners of this Contract. Any Contract provisions based on the Age of the Owner will be based on the Age of the oldest Owner. Any ownership change, including continuation of the contract by Your spouse under the Spouse’s Option to Continue Contract provision, redefines "Owner," "You" and "Your" as the new Owner.
Rate Lock Period. A period measured from the application date when the initial rates, Caps, Contingent Yields and Total Reduction Rates will be based on those in effect on the application date. For Contracts with application dates before September 14, 2020, the rate lock period is 60 days plus the number of days until the next scheduled Contract Date on or after the 60th day. Otherwise, the Rate Lock Period is 30 days plus the number of days until the next business day after the 30th day.
Segment. A Segment is created each time an amount is allocated to an Indexed Account. A Segment can only start on the Contract Date or on a Contract Anniversary.
Segment Maturity Date. The date a Segment ends. This is the Contract Anniversary date either (1) after the specified number of years in a Segment following the start date or (2) as changed under the elective lock provision.
Segment Value. The amount of Your Contract Value that is allocated to a Segment. The value fluctuates daily.
Segment Value Calculation. The calculation used to determine the daily Segment Value on any day other than on the Segment start date and the Segment Maturity Date. The result of this calculation determines the amount available for full and partial surrenders (including RMDs and the Total Surrender Charge Free Amount), death benefits, and amounts applied to an annuity payment plan, as well as for the elective lock feature.
Surrender Charge. A charge We may deduct, based on the Surrender Charge schedule You selected at the time of application, if You surrender all or part of Your Contract Value before the end of the Surrender Charge period. A Surrender Charge does not apply to the Total Surrender Charge Free Amount.
Surrender Value. The amount You are entitled to receive if You make a full surrender from Your Contract. It is the Contract Value as of the Business Day we receive your request less any Surrender Charges.
Tax Qualified Contract. A contract that is intended to qualify as part of a tax-advantaged retirement plan such as individual retirement annuities, tax-sheltered annuities or other tax-advantaged retirement plans.
Total Reduction Rate. A percentage (based on the Annual Fee (Reduction Rate) and the duration of the Indexed Account) that applies to certain Indexed Accounts. It reduces the Segment rate of return (e.g., lowers a positive Segment rate of return and increases a negative Segment rate of return) on the Segment Maturity Date. Prior to the Segment Maturity Date, a

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portion of the Total Reduction Rate is reflected in the Segment Value based on the portion of the Segment that has elapsed. In Your Contract, this is defined as “total fee”.
Total Surrender Charge Free Amount. The total amount You may surrender in any contract year during the Surrender Charge period without incurring a Surrender Charge. The Total Surrender Charge Free Amount is subject to the Segment Value Calculation if surrendered before the Segment Maturity Date.
Transfer Window. The 30-day period of time before a Contract Anniversary during which You may request a transfer of any Contract Value in the Fixed Account, Interim Account, and any Segments that mature on that Contract Anniversary to the Fixed Account and any available Indexed Accounts.
Trigger. A protection option for certain Crediting Methods with a  Contingent Yield. The Trigger percentage is the maximum percentage decrease in the Index before the
Segment will incur a loss. If the Index rate of return is more negative than the Trigger percentage, this option provides no protection, and the Segment will incur the full Index loss (unlike the Buffer protection that would reduce the loss). If the Index rate of return is negative and between zero and the Trigger percentage, the Segment will not have a loss. The Trigger percentage for each applicable Indexed Account will not change for the duration of Your Contract.
Upside Participation Rate. A declared percentage that may adjust the rate of return for certain Crediting Methods.
We, Us, Our. Any reference to "We," "Us" or "Our" means RiverSource Life Insurance Company.
Written Request. A request in writing on a form acceptable to Us, signed by You and delivered to Us at Our service center. We may allow requests by other methods agreed to by Us.

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Overview of the Contract
This summary provides a brief overview of the RiverSource Structured Solutions annuity.
The RiverSource Structured Solutions annuity is an individual limited flexible purchase payments deferred indexed-linked annuity contract issued by RiverSource Life. The Contract may not be currently available in all states and may vary in Your state. This prospectus describes all material features of the Contract.
Purpose
The purpose of the Contract is to allow You to accumulate money for retirement or similar long-term goals. Until You decide to annuitize the Contract, You can take partial or full surrenders and if You die before the Contract is annuitized We pay a death benefit to Your Beneficiary(s). After the Annuitization Start Date, We make payments based on the annuity payment option You select and Your Contract Value. All payments under the Contract are subject to the terms and conditions described in this prospectus.
The Contract may be appropriate for You if You have a long investment time horizon and are looking for indirect exposure to equity markets through investment options that provide a level of protection from loss, and/or You are looking for tax-deferred growth.
This Contract is not for You if You are looking for a short-term investment or if You plan to take surrenders before the end of the Surrender Charge period. Investment in the Contract involves investment risks, including possible loss of principal and previous earnings on prior and current Segments. You should carefully consider whether You should purchase this Contract if You intend to take partial surrenders before a Segment Maturity Date, or prior to the end of the applicable Surrender Charge period. See “Principal Risks of Investing in the Contract”.
Phases
The Contract has two phases: the Accumulation Phase and the Income phase.
Accumulation Phase. During the Accumulation Phase, You grow your Contract Value and its benefits by investing Your purchase payments and any accumulated earnings in the investment options available under the Contract, which include a Fixed Account and one or more Indexed Accounts. Each Segment earns a rate of return (which may be positive, negative, or zero) on the Segment Maturity Date based on the Index performance and Crediting Method. The Fixed Account and Interim Account credit a declared annual rate of interest for one-year periods. Your Contract Value impacts the value of your Contract’s benefits during the Accumulation Phase, as well as the amount available for surrenders, annuitization and death benefits.
Additional information about each of the investment options available under the Contract is provided in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Each time You make an allocation to an Indexed Account, a new Segment is created. Each of the Indexed Accounts tracks the performance of an Index(es) for the duration of a Segment. We will determine the Segment rate of return, which may be positive, negative, or zero, at the end of each Segment based, in part, on the performance of the Index(es). You could lose a significant amount of money if the Index(es) declines in value. Each Indexed Account includes an underlying Index(es), a Crediting Method which includes a specific protection option and level of protection, and a Segment duration of 1, 2, 3, or 6 years (also referred to as the “Segment term” or “term”).
For each Segment, on the Segment Maturity Date, the Segment rate of return will be applied to the amount You allocate to the Segment (“Investment Base”), which will be reduced for any partial surrenders. To calculate the Segment rate of return on the Segment Maturity Date, We first calculate the change in Index Value during the Segment term. Except for the Annual Lock with Buffer crediting method, the change in Index Value for each Segment is measured using a Point-to-Point method, which means that We determine the difference between the Index Value on the Segment start date and the Index Value on the Segment Maturity Date. This difference results in the Index rate of return. Except for Segments with the Annual Lock with a Buffer crediting method, the Segment rate of return is based on the Index rate of return at a single point in time (the Segment Maturity Date). It is not affected by the Index Value on any date between the Segment start date and Segment Maturity Date. The Index rate of return, like the Segment rate of return, may be positive, negative, or zero depending on the Index performance during the Segment.
After calculating the Index rate of return, we then calculate the Segment rate of return, which (except for the Annual Lock crediting method) is determined by applying the applicable Crediting Method of the Indexed Account to the Index rate of return.
We may limit the negative Index rate of return used on the Segment Maturity Date through the protection option of the Indexed Account. Each Crediting Method provides a level of protection from negative Index performance in the form of a Buffer, Floor or Trigger.

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Buffer. The Buffer percentage is the maximum decrease in the Index Value before the Segment rate of return will reflect a loss. If the Index rate of return is more negative than the Buffer percentage, the Segment rate of return will be negative by the amount that the Index rate of return exceeds the Buffer percentage. If the negative Index rate of return is between 0% and the Buffer percentage (inclusive of the Buffer percentage), the Segment rate of return will not reflect a loss due to negative Index performance. For example, if the Index rate of return is -15%, and the Buffer percentage is -10%, the Segment rate of return will be -5% (which is the amount that the negative Index rate of return exceeds the Buffer percentage) on the Segment Maturity Date. A Buffer of -100% will not result in any loss due to negative Index performance on the Segment Maturity Date, regardless of the Index rate of return. For Indexed Accounts with an Annual Fee (Reduction Rate), the Total Reduction Rate will reduce the Segment rate of return after the Buffer is applied, which will increase a negative Segment return or turn a zero Segment return negative. The Buffer percentage for each applicable Indexed Account will not change for the duration of the Contract.
Floor. A protection option for certain Crediting methods. The Floor is a protection option that places a limit or floor on the negative Index rate of return (if any) for certain Crediting Methods. You are subject to any loss up to the Floor and protected from any loss larger than the Floor. The Floor percentage for each applicable Indexed Account will not change for the duration of Your Contract. For example, if the Index rate of return is -15%, and the Floor percentage is -10%, the Segment rate of return will be -10% (which is the Floor percentage) on the Segment Maturity Date.
Trigger. For the Contingent Yield crediting method, similar to a Buffer, the Trigger percentage is the maximum percentage decrease in the Index Value before the Segment rate of return will reflect a loss. However, if the Index rate of return is more negative than the Trigger percentage, this option provides no protection, and the Segment rate of return will be equal to the full negative Index rate of return (unlike the Buffer protection that would reduce the loss). If the Index rate of return is negative and between zero and the Trigger percentage (inclusive of the Trigger percentage), the Segment rate of return will be positive equal to the Contingent Yield, and the Segment will not incur a loss due to negative Index performance. For example, if the Index rate of return is -35%, and the Trigger percentage is -30%, the Segment rate of return will be -35% (which is the full negative Index rate of return) on the Segment Maturity Date. The Trigger percentage for each applicable Indexed Account will not change for the duration of Your Contract.
We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. There is no guarantee Floor or Trigger protection options will always be available. See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.
We may also limit the positive Index rate of return used on the Segment Maturity Date according to the Cap, Contingent Yield, and/or Total Reduction Rate of the applicable Crediting Method.
Cap. We apply a Cap to a positive Index return which may limit any positive Segment rate of return at the end of the term. A Cap is a declared maximum Segment rate of return when the Index rate of return is positive. For example, if the Index rate of return is 15%, and the Cap is 10%, the Segment rate of return will be 10% (the Index rate of return up to and including the Cap) on the Segment Maturity Date. For Indexed Accounts with an Annual Fee (Reduction Rate), the Total Reduction Rate will reduce the Segment rate of return after the Cap is applied. The Guaranteed Minimum Cap for any currently offered Indexed Accounts is 2% for one-year terms and Annual Lock options, 4% for two-year terms, 6% for three-year terms, and 8% for six-year terms.
Upside Participation Rate. The Upside Participation Rate is a specified percentage applied to any positive Index performance that is used to calculate the Segment rate of return for certain Crediting Methods. The Upside Participation Rate is a declared percentage multiplied by the positive Index rate of return, limited by the Cap (if applicable) to determine the Segment rate of return. For example, if the Index rate of return is 15%, and the Upside Participation Rate is 120%, the Segment rate of return will be 18% (the Upside Participation Rate multiplied by the Index rate of return) on the Segment Maturity Date. If the Cap was 17%, then the Segment rate of return would be limited to 17%. Upside Participation Rates of 100% will neither increase nor decrease the Segment rate of return relative to the Index rate of return, and Upside Participation Rates greater than 100% will increase the Segment rate of return relative to the Index rate of return, up to the Cap (if applicable). For Indexed Accounts with an Annual Fee (Reduction Rate), the Total Reduction Rate will reduce the Segment rate of return after the Upside Participation Rate and any Cap is applied. The Guaranteed Minimum Upside Participation Rate for any currently offered Indexed Account is 100%.
Contingent Yield. The Contingent Yield is a declared rate of return for certain Crediting Methods that will limit any positive Segment rate of return at the end of the term. The Segment rate of return will be equal to the Contingent Yield if the Index rate of return on the Segment Maturity Date is zero or positive, or negative but not more negative than (and inclusive of) the applicable Buffer percentage or Trigger percentage. For example, if the Contingent Yield is 8%, the Buffer percentage is -10%, the Index rate of return is 15% (positive), the Segment rate of return will be 8% (the Contingent Yield) on the Segment Maturity Date. Similarly, in the same example, if the Index rate of return is -10% (negative up to and including the Buffer percentage), the Segment rate of return will be 8% (the Contingent Yield). The Guaranteed Minimum Contingent Yield for any currently offered Indexed Account is 1% for one-year terms.

RiverSource Structured Solutions annuity — Prospectus 9

Total Reduction Rate. A percentage (based on the Annual Fee (Reduction Rate) and the duration of the Indexed Account as defined in Your Contract) that applies to certain Indexed Accounts and will limit any positive Segment rate of return at the end of the term. It reduces the Index rate of return on the Segment Maturity Date after the Cap or Buffer is applied to determine the Segment rate of return. The Total Reduction Rate will reduce any positive or zero Segment rate of return, and any negative Segment rate of return will be more negative. For example, if the Index rate of return for a 3-year Segment is 75%, there is no Cap, and the Total Reduction Rate is 3%, the Segment rate of return will be 72% (the Index rate of return, minus the Total Reduction Rate) on the Segment Maturity Date. For any currently offered Indexed Accounts with an Annual Fee (Reduction Rate), the guaranteed maximum Total Reduction Rate over the life of the segment is 8% for 1-year terms and 24% for 3-year terms.
Income Phase. The Income Phase begins when You (or Your beneficiary) choose to annuitize the Contract. If You annuitize, you will receive a stream of income payments from Us; however, you will be unable to make full or partial surrenders (unless the annuity payment plan you select provides otherwise), and all Contract benefits, including death benefits, will terminate. You can apply all or a part of your Contract Value (less any applicable premium tax) to an annuity payment plan that begins on the Annuitization Start Date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. All Annuity Payments are made on a fixed basis.
Contract Features.
Death Benefits. If You die before the Annuitization Start Date and If You are age 80 or younger on the date We issue the Contract or the date of the most recent covered life change, We will pay to Your beneficiary the greater of the Contract Value or Return of Purchase Payment Value. If You are age 81 or older on the date We issue the Contract or the date of the most recent covered life change, We will pay to Your beneficiary the Contract Value. After the death benefit is paid, the Contract will terminate.
Surrenders. You may surrender all or part of your Contract Value at any time before the Annuitization Start Date. If you request a full surrender, You will receive your full surrender value and the Contract will terminate. You also may establish automated partial surrenders. All surrenders, including those taken on a Segment Maturity Date, may be subject to Surrender Charges (if amount surrendered is more than the remaining Total Surrender Charge Free Amount), and income taxes (including an IRS penalty that may apply to surrenders made prior to You reaching age 59 ½) and may have other tax consequences.
Tax Treatment. You can transfer money between Indexed Accounts and the Fixed Account, or from the Interim Account,without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a surrender, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Features.
•
Elective Lock. For no additional charge, you may request an elective lock of the Segment Value at any time during the Segment by notifying Us. If You decide to exercise an elective lock, Your Segment Value (which otherwise fluctuates daily) is “locked in” as of close business on the business day we receive your request and will not change for the remainder of the Segment unless you take a partial surrender. Only one elective lock is allowed during a Segment. There are risks associated with elective locks. See “Principal Risks of Investing in the Contract, Locking the Segment Value”. An elective lock is irrevocable.
•
Automated Partial Surrenders. For no additional charge, you may take automatic partial surrenders from the Contract Value. You may elect automatic partial surrenders of a fixed dollar amount, or of Contingent Yield earnings (when using the optional automated transfer program). Automated partial surrenders may be subject to Surrender Charges (if amount surrendered is more than the remaining Total Surrender Charge Free Amount), taxes and/or tax penalties.
•
Automated Transfers. For no additional charge, on each Contract Anniversary, You may elect to (1) automatically transfer any earnings that are greater than $0 from the Segments with a Contingent Yield to the Interim Account, up to the Total Surrender Charge Free Amount, or (2) if you have setup automated partial surrenders for a fixed dollar amount, transfer the annual total of your automated partial surrenders to the Interim Account.
•
Automatic Rebalancing. For no additional charge, if you are invested only in the Fixed Account and/or 1-year Indexed Accounts, you may elect automatic rebalancing for Your Contract Value. If automatic rebalancing is elected, on each Contract Anniversary, We will automatically reallocate Your Contract Value between the Fixed and 1-year Indexed Accounts according to Your current election instructions. Balances in the Interim Account (excluding any amounts in the Interim Account for the automated transfer program) will be reallocated to the Fixed and Indexed Accounts according to Your current election instructions; however, no balances will be moved into the Interim Account since the Interim Account cannot be part of Your current election instructions.
•
Total Surrender Charge Free Amount. Each Contract Year during the Surrender Charge period, you may surrender a portion of your Contract Value without incurring a Surrender Charge. Taxes and/or tax penalties may apply.

10 RiverSource Structured Solutions annuity — Prospectus

Contract Adjustment.
Segment Value Calculation. You could lose a significant amount of money due to the Segment Value Calculation if amounts are removed prior to the Segment Maturity Date. Full and partial surrenders (including, RMDs, and the Total Surrender Charge Free Amount), death benefits, and annuitization from the Segments before the Segment Maturity Date, as well as the elective lock feature, will be based on the Segment Value Calculation.

RiverSource Structured Solutions annuity — Prospectus 11

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you take a surrender during the first 3 or 6 Contract Years (depending on which Surrender Charge schedule you select), you may be assessed a
Surrender Charge of up to 8% of the amount of the purchase payment surrendered. For example, if you make an early withdrawal, you could pay a
Surrender Charge of up to $8,000 on a $100,000 investment. The amount available for surrender will be lower if there is a decrease in Contract Value due to the Segment Value Calculation. Taxes and/or tax penalties may also apply.
If all or a portion of Contract Value is removed from a Segment prior to the
Segment Maturity Date, the Segment Value Calculation is used to determine the amount available. In extreme circumstances, depending on the Indexed Account(s) you select, You could lose up to 100% of the amount invested in a Segment due to the Segment Value Calculation. For
example, if you allocate $100,000 to a 3-year Segment and take a surrender before the 3 years have ended, you could lose up to $100,000.
Full and partial surrenders (including RMDs and the Total Surrender Charge
Free Amount), death benefits, and annuitization from the Segments before the Segment Maturity Date, as well as the elective lock feature, will be based on the Segment Value Calculation.
Losses due to the Segment Value Calculation will be greater if you also have to pay Surrender Charges. Taxes and/or tax penalties may also apply.
Fee Table Contract Fees, Charges, and Value Adjustments Valuing Your Investment
Are There Transaction Charges?	No.

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the current fees and expenses that You may pay each year, depending on the optional benefits You choose. Please refer to
Your Contract specifications page for information about the specific fees
You will pay each year based on the options You have elected.
There is an implicit ongoing fee on the Segments to the extent that Your participation in Index gains is limited by Us through the use of a Cap,
Contingent Yield, and/or Total Reduction Rate. This means that Your returns may be lower than the Index’s returns. However, in return for accepting this limit on Index gains, You may receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
Fee Table Contract Fees, Charges, and Value Adjustments Crediting Methods
	Annual Fee	Minimum	Maximum
	Base Contract	0.00%	0.00%
Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning the Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add Surrender Charges and negative Segment Value Calculations that substantially increase costs.

	Lowest Annual Cost: $0	Highest Annual Cost: $0
	Assumes: •Investment of $100,000 •5% annual appreciation (Index rate of return) •Least expensive combination of Indexed Accounts •No sales charge •No additional withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation(Index rate of return) •Most expensive combination of Indexed Accounts •No sales charge •No additional withdrawals

	RISKS	Location in Statutory Prospectus
Is There a Risk of Loss from Poor Performance?
Yes.You can lose money by investing in the Contract. After taking into account the current limits on loss under the Contract, if You invest in an
Indexed Account with an Annual Fee (Reduction Rate) or an Annual Lock
Indexed Account and hold the Segment until the Segment Maturity Date, the maximum amount of loss You could experience due to negative Index performance is up to 100% of your investment, including any prior earnings. If You invest in any other Indexed Account with a Buffer, the maximum amount of loss You could experience ranges from 75% to 90%
of your investment, including any prior earnings, depending on the
Indexed Account(s) You select. If you invest in an Indexed Account with a Floor and hold the Segment until the Segment Maturity Date, the maximum amount of loss You could experience due to negative Index performance is 10% of your investment, including any prior earnings. If you invest in an Indexed Account with a Trigger and hold the Segment until the maturity date, the maximum amount of loss You could experience due to negative Index performance is 100% of your investment, including any prior earnings.
We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%.  In such case, if You invest in this Indexed Account with a -10% Buffer and hold the Segment until the maturity date, You could lose up to 90% of Your investment, including any prior earnings, due to negative Index performance. There is no guarantee a Floor or Trigger protection option will always be available or that the contract will offer any indexed accounts that limit Index loss other than the S&P 500 1 year with -10%
Buffer Indexed Account. Without downside protection there is risk of loss of the entire amount invested.
Principal Risks of Investing in the Contract Crediting Methods

	RISKS	Location in Statutory Prospectus
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract’s tax deferral and long-term income features are generally more beneficial to investors who intend to hold the Contract for a long period of time and then use the Contract Value to supplement retirement income or for other long-term investment purposes.
•Surrenders from the Contract may result in Surrender Charges, taxes and/or tax penalties. The Segment Value Calculation may decrease the amount available for surrender from a Segment before the Segment
Maturity Date.
•Partial surrenders from the Segments will reduce the Investment Base for the Segment based on the percentage of Segment Value that is withdrawn. The reduction to the Investment Base may be greater than the amount withdrawn.
•Reductions to the Investment Base will reduce your Segment Value for the remainder of the Segment, including the amount available on the
Segment Maturity Date, which may result in loss of positive Index performance.
•Partial surrenders (including RMDs, the Total Surrender Charge Free
Amount, and Contingent Yield earnings when using the optional automated transfer program) will proportionally reduce any guaranteed death benefit based on the percentage of Contract Value that is withdrawn. The reduction to the death benefit may be greater than the value withdrawn.
•At the end of each Segment, on the Contract Anniversary that coincides with the Segment Maturity Date, all or a portion of your Contract Value will be reallocated according to Your instructions. If no transfer instructions are received and You have not elected automatic rebalancing, any Contract Value in the Interim Account (excluding any amounts for the automated transfer program) will transfer to the Fixed
Account. Any Contract Value in a maturing Segment (excluding amounts transferred under the optional automated transfer program) will renew into a new Segment for the same Indexed Account. If the Indexed
Account is no longer available, the Contract Value in the maturing
Segment will be automatically transferred to the Fixed Account for the next Contract Year.
Principal Risks of Investing in the Contract Transfers Surrenders

	RISKS	Location in Statutory Prospectus
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Indexes). Each investment option (including the Fixed Account) will have its own unique risks. You should review the available investment options before making an investment decision.
The Cap, Contingent Yield, and/or Total Reduction Rate, as applicable, may limit positive Index returns (e.g., limited upside). This may result in You earning less than the Index rate of return. For example:
•Cap. If the Index rate of return is 15% and the Cap is 10%, the Segment rate of return will be 10% (the Index rate of return up to the Cap on the
Segment Maturity Date).
•Contingent Yield. If the Index rate of return is 15% and the Contingent
Yield is 8%, the Segment rate of return will be 8% (the Contingent Yield)
on the Segment Maturity Date.
•Total Reduction Rate. If the Index rate of return is 15%, there is no Cap, and the Total Reduction Rate is 2%, the Segment rate of return will be
13% (the Index rate of return, minus the Total Reduction Rate) on the
Segment Maturity Date. For Indexed Accounts with an Annual Fee
(Reduction Rate), the Total Reduction Rate will be deducted from the rate of return after any applicable Cap or Buffer is applied.
The Buffer, Floor or Trigger percentage, as applicable, may limit negative
Index returns (e.g., limited protection in the case of market decline). For example:
•Buffer. The Buffer percentage is the maximum percentage decrease in the Index Value before the Segment rate of return will incur a loss. You are responsible for all losses in excess of the Buffer. If the Index rate of return is -15% and the Buffer percentage is -10%, the Segment rate of return will be -5% (the amount of the negative Index rate of return that exceeds the Buffer percentage) on the Segment Maturity Date. For
Indexed Accounts with an Annual Fee (Reduction Rate), the Total
Reduction Rate will reduce the rate of return after the Buffer is applied.
For example, if the Index rate of return for a 3-year Segment is -5%, the
Buffer is -10%, and the Total Reduction Rate is 3%, the Segment rate of return will be -3%
•Floor. The Floor percentage is the maximum percentage decrease in the
Index rate of return that You will incur. You are responsible for any losses up to and including the Floor. If the Index rate of return is -15% and the
Floor percentage is -10%, the Segment rate of return will be -10% (the
Floor percentage) on the Segment Maturity Date.
•Trigger. The Trigger percentage is the maximum percentage decrease in the Index rate of return before the Segment will incur a loss. You are responsible for the full loss if the Index rate of return is negative and the loss exceeds the Trigger. If the Index rate of return is -35% and the
Trigger percentage is -25%, the Segment rate of return will be -35% (the full negative Index rate of return) on the Segment Maturity Date.
•Each Index is a “price return index,” not a “total return” Index, and therefore does not reflect dividends paid on the securities composing the
Index. Additionally, the iShares U.S. Real Estate ETF deducts underlying fund fees or expenses when calculating performance. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks of Investing in the Contract Investment Options Crediting Methods

	RISKS	Location in Statutory Prospectus
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Riversource
Life Insurance Company. Any obligations (including under the Fixed Account and the Indexed Accounts), guarantees, or benefits are subject to Our claims-paying ability. Information about RiverSource Life Insurance
Company, including Our financial strength ratings, is available upon request by contacting 1-800-862-7919.
Principal Risks of Investing in the Contract Other Information
RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
•Transfers
•Transfers to and from the Fixed Account and Indexed Accounts may only be requested each Contract Year during the 30-day Transfer
Window that ends on the Contract Anniversary coinciding with the
Segment Maturity Date. The transfer will be made on the Contract
Anniversary.
•You may transfer any Contract Value in the Interim Account (excluding any amounts in the Interim Account for the automated transfer program) to the Fixed Account and any available Indexed Accounts once each Contract Year on the Contract Anniversary.
•If You elect Automatic Rebalancing, You may not be invested in multi-year
Indexed Accounts.
•If You elect the 3-year Surrender Charge schedule, You may not invest in
6-year Indexed Accounts during the entire time that You own the
Contract.
•We may add new Indexed Accounts or discontinue an Indexed Account.
•We may substitute an Index during a Segment or on the Segment
Maturity Date.
•We may stop offering certain Crediting Methods.
•We can change the interest rates for the Fixed and Interim Accounts, and the Cap, Contingent Yield, Upside Participation Rate and Total Reduction
Rate from one Segment to the next, subject to the applicable guaranteed minimum rates (or guaranteed maximum rate for the Total Reduction
Rate).
•We may limit the percentage of Contract Value in the Fixed Account and prohibit or limit transfers to the Fixed Account at any time in Our sole discretion on a non-discriminatory basis with notification.
•Additional purchase payments can only be made for 90 days after issue and are invested in the Interim Account until the first Contract
Anniversary.
Purchasing the Contract Indexed Accounts Crediting Methods Transfers
Are There Any Restrictions on Contract Benefits?
Yes.
•Except as provided otherwise under the Contract, Contract benefits may not be modified or terminated by Us.
•All partial surrenders will proportionally reduce any guaranteed death benefit based on the percentage of Contract Value that is withdrawn. The reduction to the death benefit may be greater than the amount withdrawn.
•If an elective lock is exercised on a multi-year Segment, the Segment
Maturity Date will be changed to the next Contract Anniversary if the original Segment Maturity Date was a later Contract Anniversary date.
Valuing Your Investment – Elective Lock Surrenders Death Benefits

	TAXES	Location in Statutory Prospectus
What Are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account
(“IRA”). Surrenders will be subject to ordinary income tax, and may be subject to tax penalties.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence Your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information
Should I Exchange My Contract?
If You already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer You a new Contract in place of the one You already own. You should only exchange a Contract You already own if You determine, after comparing the features, fees, and risks of both Contracts, and any fees or penalties to terminate the existing contract, that it is better for You to purchase the new Contract rather than continue to own Your existing Contract.
Taxes – Non-Qualified Annuities – 1035 Exchanges

Fee Table
The following tables describe the fees, expenses, and adjustments that You will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charge (as a percentage of the amount of the purchase payment surrendered)	8% [1]
1.
Partial and full surrenders in excess of the Total Surrender Charge Free Amount may be subject to a Surrender Charge during the Surrender Charge period. The amount of the Surrender Charge, if any, will depend on the Contract Year during which the surrender is taken and the portion of the Purchase Payment being surrendered. You select either a 6-year or 3-year Surrender Charge schedule at the time of Contract application. If You elect the 3-year Surrender Charge schedule, You cannot invest in any Indexed Accounts that have a 6-year duration for the entire time that You own the Contract. The Surrender Charge percentage declines over subsequent Contract Years until it reaches 0%. The schedules below set forth the Surrender Charges under the Contract:

Contract Year	6-Year Surrender Charge Schedule applied to the Purchase Payment Surrendered	Contract Year	3-Year Surrender Charge Schedule applied to the Purchase Payment Surrendered
1	8%	1	8%
2	7%	2	7%
3	6%	3	6%
4	5%	4+	0%
5	4%
6	3%
7+	0%
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments
Segment Value Calculation Maximum Potential Loss (as a percentage of the Investment Base at the start of the Segment)	100%[1]
1.
The Segment Value Calculation is used daily to determine the amount available for full and partial surrenders (including RMDs and the Total Surrender Charge Free Amount) annuitization and death benefit payments from the Segments before the Segment Maturity Date. The Segment Value Calculation is also used to determine the amount available for an elective lock.
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract.
Annual Contract Expenses
Base Contract Expenses	Maximum 0% Minimum 0%
In addition to the fee described above, We may limit the amount You can earn on the Segments of the Indexed Accounts. This means Your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, You will receive some protection from Index losses.

Principal Risks of Investing in the Contract
The Contract involves certain risks that You should understand prior to purchasing the Contract. You should carefully consider Your income needs and risk tolerance to determine whether the Contract or a particular Indexed Account is appropriate for You. The level of risk You bear and Your potential investment performance will differ depending upon many factors, including but not limited to the way in which You allocate Your purchase payments and Contract Value over the course of the Contract and any decisions You make to take surrenders or request an elective lock.
Liquidity Risk
The Contract is intended to be a long-term investment that You may use to help save for retirement. The Contract is unsuitable as a short-term savings vehicle. This Contract is not appropriate for you if You intend to take partial surrenders before the end of the Surrender Charge period, or from the Indexed Accounts before Segment maturity. All surrenders may be subject to Surrender Charges, taxes, and/or an IRS tax penalty (if You take a surrender prior to reaching age 59½). RMDs and the Total Surrender Charge Free Amount will not be subject to Surrender Charges but will be subject to applicable taxes and/or tax penalties.
All partial surrenders (including RMDs and the Total Surrender Charge Free Amount) will reduce the Contract Value and will reduce amounts available for future surrenders, as well as death benefit payments and annuitization. All partial surrenders will reduce the ROPP Value (if applicable) in the same proportion that the Contract Value is reduced by the surrender. The reduction may be greater than the amount withdrawn.
All surrenders from the Segments prior to the Segment Maturity Date will be based on the Segment Value Calculation. This includes RMDs and the Total Surrender Charge Free Amount. The Segment Value calculated prior to the Segment Maturity Date may be less than the amount allocated to the Segment, even if the Index rate of return is positive. All partial surrenders from the Segments before the Segment Maturity Date will also reduce the Investment Base in the same proportion that the Segment Value is reduced by the surrender. The reduction may be significant and could be greater than the amount withdrawn. Reductions to the Investment Base will reduce your Segment Value for the remainder of the Segment, including the amount available on the Segment Maturity Date. In extreme circumstances, you could lose up to 100% of the amount invested in a Segment, including any prior earnings, due to the Segment Value Calculation. You could lose up to 100% of your investment due to the Segment Value Calculation if amounts are withdrawn from an Indexed Account option before the end of a Segment. See “Risk of Loss - Segment Value Prior to Maturity” and “Impact of Partial Surrenders from the Segments” for more information.
If You intend to take a full or partial surrender after the Surrender Charge period and shortly after Segments mature, You may want to consider reallocating all or a portion of Segment Values to the Fixed Account as Segments mature. Immediately after a Segment starts, the Segment Value is reduced to reflect transaction costs for assets that support the features of the Contract, and the Segment Value may be less than the amount that was allocated to the Segment. Transaction costs are the highest right after a Segment starts and if a surrender occurs shortly after a new Segment begins, there may be insufficient opportunity for other factors (e.g., Index returns) to increase the Segment Value to offset the transaction costs.
We may defer payments made under this Contract for up to six months if necessary and equitable to all Contract owners and the insurance regulatory authority of the state in which We issued the Contract approves such deferral.
Risks Related to Transfers
Your ability to react to changing market conditions is limited because You may only request a transfer of eligible Contract Value (i.e., amounts in the Fixed Account, Interim Account and any Segments that mature on the next Contract Anniversary) once each Contract Year during the Transfer Window.
At the end of each Segment, Contract Value will be reallocated on the Contract Anniversary that coincides with the Segment Maturity Date according to Your instructions. If no instructions are received and You have not elected automatic rebalancing, any Contract Value in the Interim Account (excluding any amounts for the automated transfer program) will be transferred to the Fixed Account on the Contract Anniversary and any Contract Value in a maturing Segment (excluding any amounts transferred under the optional automated transfer program) will renew into a new Segment for the same Indexed Account, subject to the new Cap, Upside Participation Rate, Contingent Yield, and/or Total Reduction Rate declared for that Segment. If the Indexed Account is no longer available, the Contract Value in the maturing Segment will automatically transfer to the Fixed Account. Contract Value reallocated or transferred in the absence of instructions from you may not be transferred or reallocated among the Indexed Accounts again until the new Segment Maturity date, or the next Contract Anniversary for the amounts automatically transferred or reallocated to the Fixed Account.  We will send You written notification showing the available Indexed Accounts at least 14 days before the Contract Anniversary if You have Contract Value that can be transferred on that Contract Anniversary.
We reserve the right to prohibit or limit any transfers to an Indexed Account that would have a Segment Maturity Date after the Annuitization Start Date.

20 RiverSource Structured Solutions annuity — Prospectus

We also reserve the right to limit in Our sole discretion how the Contract Value can be allocated among the Fixed Account and available Indexed Accounts on a non-discriminatory basis with notification. Currently, there are no limitations in place.
Risk of Loss in Indexed Accounts – Index Performance
There is a risk of loss of principal and any related earnings since the performance of each Segment is linked to a market index(es) or ETF even though You are not invested directly in the Index(es) or in the securities tracked by the index. There is risk related to Indexed Accounts limiting positive Index return and You may have losses of Your Contract value despite downside protection. If the Index rate of return is negative, the amount of your loss on the Segment Maturity Date depends on the protection option:
•
Floor: You are responsible for all losses up to the Floor. If the loss exceeds the Floor, Your losses are limited to the Floor. For example, if the Index rate of return = -30% and the Floor = -10%, your loss will be -10%.
•
Buffer: You are responsible for all losses in excess of the Buffer. If the loss does not exceed the Buffer (i.e. the Index rate of return is between zero and the Buffer, inclusive of the Buffer percentage), You will not have a loss due to negative Index performance on the Segment Maturity Date. For example, if the Index rate of return = -35% and the Buffer = -25%, your loss will be -10%. Note: For Indexed Accounts with an Annual Fee (Reduction Rate), the Total Reduction Rate will reduce the Segment rate of return after the Buffer is applied. You could have a loss due to the application of the Total Reduction Rate.
•
Trigger: You are responsible for the full loss if the Index rate of return is negative and the loss exceeds the Trigger. If the loss does not exceed the Trigger (i.e. the Index rate of return is between zero and the Trigger, inclusive of the Trigger percentage), You will not have a loss. For example, if the Index rate of return = -35% and the Trigger = -25%, your loss will be -35%. This means that a slight difference in the Index rate of return above or below the Trigger could result in a significantly different Segment rate of return on the Segment Maturity Date. For example, if the Trigger = -25% and Index rate of return = -25%, you will not incur a loss due to negative Index performance and may receive a gain depending on the applicable Crediting Method. However, if the Index rate of return = -25.1%, your Segment rate of return will be -25.1%, and you would incur a substantial loss on the Segment Maturity Date.
You will not receive the full protection of the Buffer, Floor or Trigger prior to the Segment Maturity Date. Additionally, there is a risk the Segment rate of return on the Segment Maturity Date could be negative and result in significant losses even after the application of a Buffer, Floor or Trigger.
If the Segment references two Indexes, there is a higher likelihood that the Segment will have a loss that exceeds the Buffer or Trigger since the Segment uses the lowest Index rate of return for two Indexes.On the Segment Maturity Date, a Segment can have a maximum loss of 10% to 100% (if the Index loses 100% of its value during the term). You may also incur additional losses due to Surrender Charges. The maximum loss You could experience due to negative Index performance on the Segment Maturity Date after taking into account the current limits on Index loss for each protection option is shown in the table below:
Protection Option	Maximum Loss *
-10% Floor	10%
-10% Buffer	90%
-15% Buffer	85%
-20% Buffer	80%
-25% Buffer	75%
-25% Trigger	100%
-35% Trigger	100%
* Maximum Loss for Annual Lock Indexed Accounts with a -10% Buffer is 100%.
For Indexed Accounts with an Annual Fee (Reduction Rate), the above table does not include the impact of the Total Reduction Rate and therefore the maximum loss will be even greater, as shown in the table below:
Protection Option	Maximum Loss*
-10% Buffer	98%
-15% Buffer	100%
For Segments that have an Annual Fee (Reduction Rate), You could incur a loss even if the negative Index rate of return on the Segment Maturity Date does not exceed the Buffer. If the negative Index rate of return exceeds the Buffer, the Total Reduction Rate will cause you to incur additional losses. The Segment rate of return may be negative even if the Index had positive returns on the Segment Maturity Date. See “Risk Related to Contract Fees and Charges” below.

RiverSource Structured Solutions annuity — Prospectus 21

We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%.  There is no guarantee Floor or Trigger protection options will always be available. See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.
Except for Segments with the Annual Lock with a Buffer Crediting Method, the Segment rate of return on the Segment Maturity Date is based on a single point in time. It is not affected by the Index Value on any date between the Segment start date and Segment Maturity Date.
For Segments with a duration longer than one year (except for Annual Lock with Buffer Crediting Method), the applicable Buffer is for the duration of the Segment and is not applied on an annual basis. The protections of the Buffer, Floor or Trigger restart for each subsequent Segment, so there is a risk that sustained declines in the relevant Index will have cumulative losses over time if You renew into consecutive Segments in the same Indexed Account. Losses in any one term and cumulative losses over multiple terms can be significantly more than the stated Buffer, Floor or Trigger.
For Segments with the Annual Lock with a Buffer Crediting Method, the annual lock return is determined each year and therefore losses can accumulate over the duration of the Segment when the cumulative annual lock return is applied to the Segment on the Segment Maturity Date.
Risk Related to Total Reduction Rates
For Segments that have an Annual Fee (Reduction Rate), the Total Reduction Rate will reduce any positive Segment rate of return and any negative Segment rate of return will be more negative. The application of the Total Reduction Rate may result in a negative Segment return even if the Index rate of return is positive on the Segment Maturity Date; this could also cause You to incur a loss even if the negative Index rate of return does not exceed the Buffer percentage. If the negative Index rate of return exceeds the Buffer, the Total Reduction Rate will cause you to incur additional losses. Depending on the Indexed Account You select, the maximum loss is 100% for Segments that have an Annual Fee (Reduction Rate).
Risk with Currently Available Indexes
An investment in the Indexed Accounts under the Contract is not an investment in any Index or in the securities tracked by the Index. Each of the Indexes is a “price return index,” not a “total return” Index, and therefore does not reflect dividends paid on the securities composing the Index. Each Index deducts fees and costs when calculating Index performance and in either case this will reduce the Index return and will cause the index to underperform a direct investment in the securities composing the index.
Additionally, the iShares U.S. Real Estate ETF deducts underlying fund fees or expenses when calculating performance. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. The Index You select may underperform or outperform other Indexes that focus on different market sectors or have different capitalization.
Currently offered Indexed Accounts use one or two of the following Indexes:
•
S&P 500® Index. The S&P 500 index measures the performance of the large-cap segment of the U.S. equity market.
•
S&P 500 Scored & Screened Index (previously S&P 500 ESG Index). The S&P 500 Scored & Screened Index measures the performance of securities meeting sustainability criteria based on environmental, social and governance data, while maintaining similar overall industry group weights as the S&P 500 Index.
•
Russell 2000® Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.
•
Nasdaq-100® Index. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization.
•
MSCI EAFE Index. The MSCI Europe, Australasia, Far East (EAFE) Index is a capitalization-weighted index that tracks the performance of common stocks in 21 developed market countries within Europe, Australasia and the Far East.
•
MSCI Emerging Markets Index. The MSCI Emerging Markets Index captures large- and mid-cap representation across 26 Emerging Markets (EM) countries.
•
iShares U.S. Real Estate ETF. The iShares U.S. Real Estate ETF seeks to track the investment results of an index composed of U.S. equities in the real estate sector. The Fund seeks to track the investment results of the Dow Jones U.S. Real Estate Capped Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market, as defined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Underlying Index may include large-, mid- or small capitalization companies. Returns of the iShares U.S. Real Estate ETF are reduced by any underlying fund fees or expenses and therefore Segment returns will be lower than if the underlying index was used. See “Segment Value Calculation for Indexed Account(s)” for more information.

22 RiverSource Structured Solutions annuity — Prospectus

Index performance is based on the performance of underlying equity securities that may include large-, mid- or small capitalization companies from various market sectors. The following summarizes important investment risks applicable to all or the specific Indexes as noted:
•
Securities of a certain sector of the market may not perform as well as those in others or the market as a whole.
•
The securities comprising the Indexes are subject to investment risks driven by market volatility and other economic conditions; as such, the performance of the Indexes may fluctuate, sometimes rapidly, either positively or negatively. Past performance does not guarantee future results.
•
In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies. (S&P 500, S&P 500 Scored & Screened, Nasdaq-100, MSCI EAFE and MSCI Emerging Markets indexes and iShares U.S. Real Estate ETF).
•
Generally, the securities of small- and mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Investments in small - and mid-cap companies involve risks, including volatility, that are greater than investments in larger, more established companies. Small– and mid-capitalization companies are more likely to fail than larger companies (Russell 2000, MSCI EAFE, MSCI Emerging Markets indexes and iShares U.S. Real Estate ETF).
•
Securities issued by non-U.S. companies are subject to risks, including political, economic, market, social and others within a particular country, as well as to currency exchange rate risks and currency instabilities and less stringent financial, regulatory, auditing, and accounting standards generally applicable to U.S. issuers (MSCI EAFE and MSCI Emerging Markets indexes).
•
Emerging markets can be riskier than investing in well-established foreign markets. Indexes with exposure to emerging markets also include the following risks: potential for less reliable or outdated Index data due to differences in financial, regulatory, auditing and accounting standards; limitations on the ability to oversee the Index provider’s due diligence process over Index data; and the rights and remedies associated with investments that track an Index comprised of foreign securities may differ from investments that track an Index of U.S. securities (MSCI Emerging Markets Index).
•
There are risks associated with the US real estate sector. The iShares U.S. Real Estate ETF is subject to risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, a possible lack of availability of financing, valuation complexities, competition, periodic overbuilding, and changes in interest rates or property values. As such, performance may be more volatile than the performance of an investment in a more diverse range of market sectors. It is possible that the iShares U.S. Real Estate ETF may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Your Segment return is linked to the performance of the iShares U.S. Real Estate ETF and not the underlying index (Dow Jones U.S. Real Estate Capped Index).
For more information on the Indexes, see “Investment Options – Indexed Accounts - Additional Information About the Indexes." For Index disclosures, see Appendix E.
Risk of Loss – Segment Value Prior to Maturity
Segment Values prior to maturity will fluctuate daily and may be lower than what was originally allocated to an Indexed Account, even when the Index has positive returns. Other than the Segment start date and the Segment Maturity Date, We determine the Segment Value daily using a formula that does not directly reflect the actual performance of the applicable Index, but rather determines the value of a hypothetical portfolio of instruments that provides the Segment Value at maturity. The result of this calculation is the Segment Value and is used to determine the amount in the Segments available for full and partial surrenders (including RMDs and the Total Surrender Charge Free Amount), death benefits, elective lock, or annuitization between the Segment start date and the Segment Maturity Date. This amount could be less than if You had held the Segment until the Segment Maturity Date. Amounts surrendered or otherwise removed from the Segment before the Segment Maturity Date do not receive the full protection of the Buffer, Floor or Trigger. This means that there could be less money available for surrenders, death benefits payments, and Annuity Payments before the Segment Maturity Date.
There is a risk of substantial loss due to the Segment Value Calculation, which could be as much as 100% of the Investment Base and any prior earnings. Also, the loss could be greater due to Surrender Charges. Taxes and/or tax penalties may also apply. The Segment Value Calculation will apply to transactions that occur during the Segment term and therefore the Segment Value could have a loss before the Segment Maturity Date.
You will not receive the full protection of the Buffer, Floor, or Trigger prior to Segment maturity because the hypothetical portfolio is constructed to provide the full protection only at Segment maturity, and not earlier. It is possible that you would see no protection until Segment maturity and You may lose all or a portion of Your investment if you take a surrender or other transaction before the Segment Maturity Date. It is also possible that You would see no protection from the Trigger at Segment maturity if the Index rate of return is negative and the loss exceeds the Trigger (i.e., the Segment will incur the full loss). As a Segment moves closer to maturity, the Segment Value would generally reflect a

RiverSource Structured Solutions annuity — Prospectus 23

larger portion of the Buffer or Floor protection. On the Segment Maturity Date, the Segment Value will receive the full Buffer, Floor or Trigger protection (except if the Index rate of return is negative and exceeds the Trigger, then there is no protection and You will incur the full negative Index rate of return).
See “Impact of Partial Surrenders from the Segments” below and “Contract Fees, Charges, and Value Adjustments – Segment Value Calculation” for more information.
Our Financial Strength and Claims-Paying Ability
The assets held in in Our General Account support not only the guarantees under Your Contract, but also guarantees associated with other annuity and insurance products we issue. No other company or affiliate has any legal responsibility for the guarantees under Your Contract. Our General Account is not insulated or segregated from the claims of Our creditors. As such the guarantees under the Contract are subject to Our financial strength and claims-paying ability. The assets held in Our unregistered Separate Account are also subject to the claims of Our creditors.
See “Other Information: General Account” and “Other Information: Separate Account” for more information.
Caps, Contingent Yields, Total Reduction Rates and Limits to Positive Returns
Caps, Contingent Yields and Total Reduction Rates may limit the positive return for a Segment and could cause the Segment rate of return to be lower than if You had invested directly in a different investment based on the applicable Index. Total Reduction Rates will lower any positive returns.
In general, Caps, Upside Participation Rates and Contingent Yields will be lower and Total Reduction Rates will be higher if You choose an Indexed Account with a higher Buffer, Floor or Trigger percentage. In general, Caps will tend to be lower for 1-year Segments than for multi-year Segments. The Contingent Yield will be generally higher for Segments that reference two Indexes compared to the equivalent Segment that references one Index.
Except for Segments with the Annual Lock with a Buffer Crediting Method, the Segment rate of return on the Segment Maturity Date is based on a single point in time. It is not affected by the Index Value on any date between the Segment start date and Segment Maturity Date. The Segment rate of return will generally be lower if the Index decreases on or near the Segment Maturity Date.
For Segments with the Annual Lock with a Buffer crediting method, the Segment rate of return is not affected by Index values between Contract Anniversaries. The Segment rate of return may be lower if the Index decreases on or near each Contract Anniversary.
We May Discontinue or Substitute an Index
We reserve the right to discontinue or substitute an Index at any time if an Index is discontinued, We no longer have the right to use the Index, there is a substantial change in the calculation of an Index, hedging instruments become difficult to acquire or the cost of hedging becomes excessive, or if We determine that Our use of the Index should be discontinued. The substituted Index may not be acceptable to you. You will have no right to reject the substitution. If we substitute an Index before the Segment Maturity Date, you will be unable to transfer your Segment Value in the Segment until the Segment Maturity Date. If you no longer wish to remain invested in that Indexed Account for the remainder of the Segment, your only option will be to surrender the Segment Value in the affected Indexed Account. A surrender may be subject to Surrender Charges, taxes, and/or tax penalties.
If We substitute an alternative Index before the Segment Maturity Date, We will calculate the Index rate of return for the Segment using the original Index up until the substitution date and the new index from the substitution date to the Segment Maturity Date. See "Investment Options - Discontinuation and Substitution of Indexes and Indexed Accounts" provision for how the Index rate of return will be calculated when an Index is substituted. The performance of the new Index may not be as good as the one that was substituted, and as a result, the Index rate of return on the Segment Maturity Date may have been better if there had been no substitution.
If no reasonable alternative is available for substitution of such Index, then the daily Segment Value Calculation will no longer occur, and the Segment Value will not change until the next Contract Anniversary (unless a surrender is taken from that Segment), when the Segment will end. In this case, the Segment Maturity Date will be changed to the next Contract Anniversary; however, the Segment rate of return will not be calculated and applied as described in the “Segment Value on the Segment Maturity Date” provision. We will notify You before the discontinuation. The Crediting Method will not change during a Segment. You must provide instructions to transfer the Segment Value to any available Indexed Accounts or the Fixed Account during the next Transfer Window. If We do not receive transfer instructions from You during the Transfer Window, the Segment Value will be transferred to the Fixed Account.
For additional information about Indexes, see “Investment Options - Additional Information about the Indexes”

24 RiverSource Structured Solutions annuity — Prospectus

We May Discontinue an Indexed Account at Maturity
We reserve the right to discontinue an Indexed Account at time of renewal at Our discretion, so there is no guarantee that any Indexed Account or Crediting Method will be available during the entire time that You own Your Contract. If the Indexed Account is no longer available, the Contract Value in that Segment will need to be transferred to a different Indexed Account or the Fixed Account. We can change the available Indexed Accounts at any time on or after the first Contract Anniversary; however, We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%.  In such case, if You invest in this Indexed Account with a -10% Buffer and hold the Segment until the maturity date, You could lose up to 90% of Your investment, including any prior earnings, due to negative Index performance. There is no guarantee Floor or Trigger protection options will always be available, See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.
Level of Interest Rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates
We can change the interest rates for the Fixed and Interim Accounts, and the Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates for new Segments. Interest rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates are set at Our discretion, subject to contractual minimums and maximums.
You risk the possibility that renewal rates may not be as favorable as Your current rates. Caps, Contingent Yields, Upside Participation Rates and any Total Reduction Rates associated with a Crediting Method are guaranteed for a Segment through the Segment Maturity Date; however, they may vary each time a new Segment starts. Interest rates for the Fixed and Interim Account are guaranteed for one year and may change on each Contract Anniversary.
The rate You receive at issue may be higher or lower if the Contract is not issued within the Rate Lock Period. The Fixed, Interim, and Indexed Accounts will each receive the applicable interest rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates in effect on the application date if the Contract is issued within the Rate Lock Period. If Your Contract is not issued within the Rate Lock Period, the rates will be based on the Contract Date. You bear the risk that the interest rates, Caps, Contingent Yields and Upside Participation Rates may decrease, and Total Reduction Rates may increase prior to the Contract being issued. The rate lock only applies to the interest rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates at issue.
For Segments with a duration longer than one year (except for Annual Lock with Buffer Crediting Method), the declared Cap is for the duration of the Segment and is not applied on an annual basis. The Cap would be lower if it was applied on an annual basis.
Impact of Partial Surrenders from the Segments
Segment Values prior to maturity will fluctuate daily according to the Segment Value Calculation, and may be lower than what was originally allocated to an Indexed Account, even when the Index has positive returns. See “Liquidity Risk” and “Risk of Loss – Segment Value Prior to Maturity” for more information.
If You take a partial surrender from a Segment before the Segment Maturity Date, the Investment Base will be reduced proportionally based on the percentage of Segment Value that is withdrawn. In particular, if the Segment Value is lower than the Investment Base at the time of a partial surrender due to the Segment Value Calculation, which would generally be dependent upon the performance of the Index in addition to other factors (See “Valuing Your Investment – Segment Value Calculations for Indexed Account(s)” for more information), then the Investment Base is reduced by an amount that is more than the dollar amount withdrawn. Reductions to the Investment Base will negatively impact the Segment Value for the remainder of the Segment duration, including the amount available on the Segment Maturity Date. On the Segment Maturity Date, the Segment Value is calculated first using the Segment rate of return and then any partial surrenders will reduce the Investment Base for new Segments by the dollar amount withdrawn. This will reduce the amount available for transfer or reallocation into new Segments.
See Appendix C for examples of the Investment Base reduction.
Surrenders will be taken as of the end of the Business Day on which We receive Your request. Your Segment Value will not be known at the time You submit Your request. Surrenders before the Segment Maturity Date will reduce the amount available for future surrenders. Any applicable Surrender Charge can also result in a loss of principal and any related earnings.
If You take a partial surrender, any Return of Purchase Payment death benefit will be reduced proportionally based on the percentage of Contract Value that is withdrawn. This proportionate reduction may be larger than the dollar amount of the partial surrender.

RiverSource Structured Solutions annuity — Prospectus 25

Annual Lock with Buffer Crediting Method Risk
Because of the cumulative impact of the Annual Lock crediting method, if you incur a loss during one Contract Year during an Annual Lock Segment, it will reduce the amount of the Segment rate of return on the Segment Maturity Date. The Segment rate of return may be negative even if you receive a positive annual lock return for one or more Contract Years during the Segment. Because the Buffer is applied annually instead of on the Segment Maturity Date, in a continuing down market, you could incur losses in excess of the Buffer percentage. In other words, if your annual lock return is negative for multiple Contract Years during the Segment, the cumulative loss reflected in the Segment rate of return on the Segment Maturity Date may exceed the stated limit of the Buffer for any one Contract Year.
If you take a surrender from an Annual Lock Segment prior to the end of the Term, the amount You receive will be based on the Segment Value on the date of the surrender, and not the gains or losses locked-in for the completed Contract Years during the Segment.
Locking the Segment Value
If You exercise the elective lock feature, Your Segment Value (which otherwise fluctuates daily according to the Segment Value Calculation) will not change for the remainder of the Segment duration unless a surrender is taken from the Segment. Surrenders after an elective lock are subject to Surrender Charges, as well as taxes and/or tax penalties.
Risks associated with the elective lock features:
•
The Segment Value that is locked in is determined by Us as outlined in the sections “Valuing Your Investment” and “Contract Fees, Charges, and Value Adjustments – Segment Value Calculation;”
•
While locking a Segment will prevent You from experiencing any future negative performance, You will no longer benefit from any potential future positive performance for the remainder of the Contract Year, and a Segment rate of return will not be applied on the Segment Maturity Date;
•
You will not avoid any negative performance that has occurred during the Segment prior to locking a Segment and the Buffer, Floor or Trigger will not be applied on the Segment Maturity Date;
•
The elective lock will be applied as of the end of the Business Day on which We receive Your elective lock request. Your locked in Segment Value will not be known at the time You submit Your request;
•
There may not be an optimal time to request an elective lock, and we will not advise you as to whether you should exercise the lock-in features or the optimal time for doing so.
•
An elective lock is irrevocable.
See “Valuing Your Investment – Elective Lock” for more information.
Limitations on Purchase Payments
You may only make purchase payments for 90 days after the Contract Date. This limits Your ability to use purchase payments to increase the Contract Value and death benefit.
Purchase payments received after the Contract Date are held in the Interim Account which earns daily interest at a rate We declare, but not less than the guaranteed minimum interest rate. The guaranteed minimum interest rate is 1% for contracts issued through Dec. 31, 2021. For contracts issued on or after Jan. 1, 2022, the guaranteed minimum interest rate will not be less than the rate required by state law.
This means You will not be able to allocate these additional purchase payments to the Fixed Account or the Indexed Accounts until the next contract anniversary which limits Your ability to participate in potential returns associated with the Indexed Accounts or to receive the Fixed Account interest rate.
Cyber Security
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of Our business depends on the continued effective operation of Our systems and those of Our business partners.
This dependence makes Us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including Your information We hold; and
•
denial of service attacks on Our website or other forms of attacks on Our systems and the software and hardware We use to run them.
These attacks and their consequences can negatively impact Your Contract, Your privacy, Your ability to conduct transactions under Your Contract, or Your ability to receive timely service from Us.

26 RiverSource Structured Solutions annuity — Prospectus

Cyber security risks also apply to the operation of the Indexes and the calculation of the value of the underlying investments that comprise the Indexes. Such breaches in cyber security could affect the calculation of values under Your Contract.
Other Important Information You Should Know
No Ownership Rights
You have no ownership rights in the underlying stocks comprising the Indexes. Purchasing the Contract is not equivalent to investing in the underlying ETF or stocks comprising the indexes or index the ETF tracks. As the Owner of the Contract, You will not have any ownership interest or rights in the underlying stocks comprising the Indexes, such as voting rights, dividend payments, or other distributions. The Index does not reflect dividends paid on the ETF or stocks comprising the Index. Additionally, the iShares U.S. Real Estate ETF deducts underlying fund fees or expenses when calculating performance. Therefore, the calculation of the performance of the Index under the Contract does not reflect the full investment performance of the underlying securities.
Possible Tax Law Changes
There always is the possibility that the tax treatment of the Contract could change by legislation or otherwise. We have the right to modify the Contract in response to legislative changes that could diminish the favorable tax treatment that Owners receive. You should consult a tax adviser with respect to legislative developments and their effect on the Contract.
The Annuity Contract
This Contract is an agreement between RiverSource Life and You, the Owner. The purpose of the Contract is to allow You to accumulate money for retirement or a similar long-term goal. Before the Annuitization Start Date, a death benefit may also become payable upon Your death. Under the Contract We promise to pay an income in the form of annuity payments, beginning on the Annuitization Start Date. All payments under the Contract are subject to the terms and conditions described in this prospectus.
The Contract is available as a non-qualified contract, which will provide You with certain tax deferral features under the Code.
The Contract is also available as a qualified contract to fund one of the following tax-deferred retirement plans (subject to applicable federal law and any rules of the plan itself):
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code
•
Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•
Custodial and investment only accounts maintained for qualified plans under Section 401(a) of the Code, including investment only pooled defined benefit plans
•
Tax-Sheltered Annuities (TSAs) under section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.
TSA — Special Provisions for Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

RiverSource Structured Solutions annuity — Prospectus 27

The Code imposes certain restrictions on your right to receive early distributions from a TSA:
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
Even though a distribution may be permitted under the above rules, it may be subject to taxes and/or tax penalties (see “Taxes”).
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer. Loans are not allowed under this Contract.
Considerations for investment only pooled defined benefit plans under Section 401(a) of the Code
RiverSource Life is the issuer of the Contract; it is not the plan administrator. It is the responsibility of the plan administrator to:
•
Track individual participants and their portion of the plan.
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Perform or provide any plan recordkeeping services with respect to the qualified plan.
Liquidity Risk
It is important to consider any liquidity needs of the plan when determining the amount that is invested into an annuity. The plan sponsor is responsible to ensure they have enough funds for the participant benefit payments. Surrender charges will apply for three or six years, depending upon which option you choose. Any amount needed above the Total Surrender Charge Free Amount outlined in Your Contract will be subject to a surrender charge. Loans are not available with this annuity.
Annuity Owner and Annuitant
For defined benefit qualified annuities, the owner must be the plan sponsor. The annuitant must be a person and needs to be designated when the contract is established. Important factors to consider:
•
The annuitant’s age will be used for any annuity provision or benefit.
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Changing the annuitant is not allowed even if the selected person is no longer associated with the plan.
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If the annuitant dies, the death benefit is payable, and any benefits will be paid to the plan.
•
The Annuitization Start Date (ASD), is the date annuity payments are scheduled to begin based on the annuitant’s life. The ASD is the later of the annuitant’s 95th birthday or the contract’s 10-year anniversary. Currently, You can change the ASD up to a maximum age of 105.
Required Minimum Distributions (RMDs)
It’s important to consider the following:
•
You will receive a standard RMD notification when the annuitant reaches age 73. It is the responsibility of the plan administrator to determine the amount, timing and source of RMDs for each participant in accordance with applicable laws and plan documents.
•
Any RMD distributions will follow our standard processing rules for an individual. Surrender charges may apply if you withdraw more than the RMD calculated for this annuity contract based on the annuitant’s age.
•
RMDs are deducted from the Segment Value which is determined using the Segment Value Calculation (unless the RMD is taken on the Segment Maturity Date).

28 RiverSource Structured Solutions annuity — Prospectus

Contract Fees, Charges and Value Adjustments
Surrender Charges
Partial and full surrenders may be subject to Surrender Charges and income taxes (including an IRS penalty that may apply if You surrender prior to reaching age 59½) and may have other tax consequences. The amount of the Surrender Charge, if any, will depend on the Contract Year during which the surrender is taken and the portion of purchase payments being surrendered. For a partial surrender, We will determine the amount of Contract Value that needs to be surrendered, which after any Surrender Charge will equal the amount You request. Except on the Segment Maturity Date, the value of any Segment will be based on the Segment Value Calculation (including the Investment Base and the proxy value). You should consider carefully the effect of partial surrenders prior to a Segment Maturity Date. For examples of how the Investment Base is impacted by a partial surrender, see Appendix C.
At the time of a partial surrender, if the Contract has a loss (i.e. Contract Value is less than purchase payments not previously surrendered), the Surrender Charge will be greater, and therefore the amount of Contract Value that needs to be surrendered is greater than if the Contract has a gain. This is because Surrender Charges only apply to the portion of purchase payments surrendered. If the Contract has a loss, then the amount of the purchase payment surrendered is larger than the Contract Value that is surrendered. If the Contract has a gain, the earnings are surrendered first and a smaller amount of purchase payments is surrendered. The schedules below set forth the Surrender Charges under the Contract.
For an example, see Appendix D.
You select either a 6-year or 3-year Surrender Charge schedule at the time of application. If You elect the 3-year Surrender Charge schedule, you cannot elect any Indexed Accounts that have a 6-year duration for the entire time that you own the Contract.
Six-year schedule		Three-year schedule
Contract Year*	Surrender Charge percentage applied to purchase payments surrendered	Contract Year*	Surrender Charge percentage applied to purchase payments surrendered
1	8%	1	8%
2	7	2	7
3	6	3	6
4	5	4 +	0
5	4
6	3
7 +	0
*According to Our current administrative practice, for the purpose of Surrender Charge calculation, We consider that the year is completed one day prior to the Contract Anniversary.
If You are buying a new Contract as an inherited IRA, please consider carefully Your Surrender Charge selection. Surrender Charges for an inherited IRA are only waived for lifetime Required Minimum Distribution (RMD) amounts, not for a 5 year distribution.
You may surrender an amount during each Contract Year without a Surrender Charge. We call this amount the Total Surrender Charge Free Amount. The Total Surrender Charge Free Amount is free of Surrender Charges. All surrenders (including the Total Surrender Charge Free Amount) are subject to the Segment Value Calculation if taken before the Segment Maturity Date.
The Total Surrender Charge Free Amount calculation is described below and is recalculated on each Contract Anniversary during the Surrender Charge period. Any unused portion does not carry over to future Contract Years.
During the first Contract Year the Total Surrender Charge Free Amount is the greater of:
•
Contract earnings, or
•
10% of all purchase payments, less any amounts surrendered prior to Your surrender request that represent the Total Surrender Charge Free Amount.
Contract earnings are defined as Contract Value, less purchase payments applied prior to Your surrender request not previously surrendered, but not less than zero.
After the first Contract Year, the Total Surrender Charge Free Amount is the greater of:
•
Contract earnings, or
•
10% of Your prior Contract Anniversary Contract Value, less any prior surrenders taken in the current Contract Year.

RiverSource Structured Solutions annuity — Prospectus 29

Amounts surrendered in excess of the Total Surrender Charge Free Amount may be subject to a Surrender Charge as described below.
The Surrender Charge amount is determined by multiplying the amount of purchase payments surrendered subject to a Surrender Charge by the applicable Surrender Charge percentage. The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of Contract Value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of Contract Value surrendered.
For the prorated formula and an example, see Appendix D.
Surrender Charges are intended to compensate Us for expenses incurred in connection with the promotion, sale, and distribution of the Contracts. We intend to use revenue generated from Surrender Charges for any legitimate corporate purpose.

Waiver of Surrender Charges
We do not assess Surrender Charges for:
•
surrenders that represent the Total Surrender Charge Free Amount for that year; or
•
death benefit payments made in the event of Your death; or
•
after Your spouse has elected to continue the Contract; or
•
amounts applied to an annuity payment plan; or
•
for Tax Qualified Contracts other than Inherited IRAs, amounts surrendered to meet applicable required minimum distributions under the Code to the extent they exceed surrenders that represent Total Surrender Charge Free Amounts (amounts surrendered under this waiver provision are limited to applicable required minimum distributions for this Contract only and to one time per Contract Year unless We agree otherwise). For Inherited IRAs, this waiver provision only applies to lifetime required minimum distributions (and not a 5-year distribution); or
•
surrenders made as a result of one of the “Contingent events” described below to the extent permitted by state law.
Termination of the Contract will not affect any waiver of the Surrender Charge while the Contract was in force. Surrender proceeds will not be disbursed until We notify You of any denial of Your request for waiver of Surrender Charges and give You the opportunity to accept or reject surrender proceeds.
Contingent Events
•
Surrenders You make if You are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a prior 60-day confinement period. Such confinement must begin after the Contract Date. Your Contract will include this provision when You are under age 76 at Contract issue. You must provide Us with a letter containing proof satisfactory to Us of the confinement as of the date You request the surrender. We must receive Your surrender request no later than 91 days after Your release from the hospital or nursing home. The amount surrendered must be paid directly to You.
•
Surrenders You make if You are diagnosed in the second or later Contract Years with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide Us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to You.
Surrender Charge after Annuitization
If You elect an annuity payment plan and the plan We make available provides a liquidity feature permitting You to surrender any portion of the underlying value of remaining guaranteed payments, a Surrender Charge may apply.
A Surrender Charge will be assessed against the present value of any remaining guaranteed payments surrendered. The discount rate We use in determining present values varies based on: (1) the Contract Value originally applied to the annuitization; (2) the remaining years of guaranteed payments; (3) the annual effective interest rate and the periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payments; and (4) the interest spread (currently 1.50%). If We do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and We have determined the present value of the remaining guaranteed payments You are surrendering, the present value will be multiplied by the Surrender Charge percentage in the table below and deducted from the present value to determine the net present value You will receive.
Number of Completed Years Since Annuitization	Surrender Charge percentage
0	Not applicable*
1	5%
2	4
3	3

30 RiverSource Structured Solutions annuity — Prospectus

Number of Completed Years Since Annuitization	Surrender Charge percentage
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization
Segment Value Calculation
On the Segment start date, the Segment Value is the Investment Base, which is the amount allocated to the Segment. Other than on the Segment start date and the Segment Maturity Date, We calculate the value of each Segment daily using the Segment Value Calculation. The result of this calculation is the Segment Value, and the amount available for full and partial surrenders (including RMDs and the Total Surrender Charge Free Amount), death benefits, and amounts applied to an annuity payment plan from the Segments, as well as for the elective lock feature.
The Segment Value Calculation is related to the value of the financial instruments that we may hold to support our financial obligations under the Indexed Accounts. The purpose of the Segment Value Calculation is to shift from Us to You the risk that these instruments may increase or decrease in value when amounts are surrendered or otherwise removed from the Contract.
The Segment Value is determined solely by us and will generally change daily. The calculation of the Segment Value during the Segment term is designed to represent the value of a hypothetical portfolio of instruments that provides the Segment Value on the Segment Maturity Date. We are not required to hold actual investments corresponding to this hypothetical portfolio. The hypothetical portfolio of instruments is incorporated into the Segment Value through the use of the proxy value. The proxy value (for a portfolio of assets that provides the Segment Value on the Segment Maturity Date) is a factor that represents the current value of the hypothetical portfolio on a per dollar basis. The proxy value increases or decreases daily depending on the value of the hypothetical portfolio.
The proxy value is impacted by multiple economic and external factors, including Index returns, implied volatility, dividend rates, interest rates, annual fees, and transaction costs. Your Investment Base and the proxy value for the hypothetical portfolio are used to determine Your Segment Value during the Segment term as outlined below. We reserve the right to recalculate the Segment Value on any day in the event We determine there is a data error within the external factors.
For Segments with a declared Cap or Contingent Yield, the Segment Value is equal to the Investment Base multiplied by the lesser of A and B, where:
A = The proxy value is a factor that is equal to the sum of (1) plus (2) less (3) where:
(1) = the Hypothetical Value of Derivatives which replicates the applicable Cap or Contingent Yield and applicable
Buffer, Floor or Trigger of the Segment;
(2) = the Hypothetical Value of Fixed Assets which replicates fixed income securities supporting the Segment; and
(3) = the Present Value of the Total Reduction Rate (if applicable).
B is determined as follows:
For Segments with an Annual Lock with a Buffer Crediting Method, B = (i) multiplied by (ii), where (i) = one plus the Cap prorated for the number of Days since the last Contract Anniversary and (ii) = one plus the cumulative annual lock return.
For other Segments with a declared Cap, B= one plus the Cap prorated for the number of Days since the Segment start date.
For Segments with a declared Contingent Yield, B = one plus the Contingent Yield prorated for the number of Days since the Segment start date.
For Segments with no declared Cap and no declared Contingent Yield, the Segment Value is equal to the Investment Base multiplied by A (as defined above).
For contracts issued on or after July 1, 2024, and in accordance with the National Association of Insurance Commissioners Actuarial Guideline LIV, We will waive the application of the prorated Contingent Yield and the prorated Cap in the Segment Value Calculation (B as defined above does not apply). Therefore, the Segment Value is equal to the Investment Base multiplied by A (as defined above).
The Segment Value is negatively impacted the day after the Segment start date to reflect the transaction costs We may incur to purchase or sell the hypothetical portfolio. They generally decrease the Segment Value the day after the Segment start date. These transaction costs are included in the proxy value used to determine the Segment Value during the Segment and will generally decrease over the duration of the Segment and if a Segment is held to maturity, there are no transaction costs. Our proxy value may be higher or lower than the value obtained by using other methodologies.

RiverSource Structured Solutions annuity — Prospectus 31

The Segment Value before the Segment Maturity Date is not based solely on Index returns and therefore may be lower than the Investment Base, even if the corresponding Index has positive returns since the Segment start date. The Segment Value calculated could be less than if You had held the Segment until the Segment Maturity Date. Additionally, you may not receive the full protection of the Buffer, Floor or Trigger prior to Segment maturity because the hypothetical portfolio is constructed to provide the full protection only at Segment maturity, and not earlier. This means that there could be less money available for surrenders, death benefits payments, and Annuity Payments during the Segment term. There is a risk of substantial loss if you take a surrender or other transaction before the Segment Maturity Date, which, in extreme circumstances, could be as much as 100% of the Investment Base, including any prior earnings. Any applicable Surrender Charges will be deducted from the Segment Value calculated. Taxes and/or tax penalties may also apply.
Impact of Surrenders Before Segment Maturity
Upon partial surrender (including partial annuitization) from the Segments prior to the Segment Maturity Date, your Segment Value (as determined by the Segment Value Calculation) will be reduced by the dollar amount of the partial surrender. The Investment Base for each Segment will be reduced by the same proportion that the partial surrender reduced the value of the Segment. This means that if the Segment Value is higher than the Investment Base at the time of a partial surrender, then the Investment Base is reduced by an amount that is less than the dollar amount withdrawn. Conversely, if the Segment Value is lower than the Investment Base at the time of a partial surrender, then the Investment Base is reduced by an amount that is more than the dollar amount withdrawn. The reduction to the Investment Base may be significant. A reduction to your Investment Base will reduce your Segment Value for the remainder of the Segment, including the amount available on the Segment Maturity Date. See “Surrenders” for additional information on how surrenders impact the Segment Value and Investment Base. For examples of how the Investment Base is impacted by a partial surrender, see Appendix C.
You may obtain information about the current Segment Value by contacting our Service Center at 1-800-862-7919. However, the Segment Value before the Segment Maturity Date fluctuates daily, and the value quoted may be different from the actual value of the Segment at the time of your transaction.
For more information on how We determine the proxy value, including the Segment Value Calculation during the Segment term, please see the information and examples in the SAI.
State Variations
This prospectus contains information that You should know before investing in the Contract. All material terms and conditions of the Contract, including material state variations, are described in this prospectus. See Appendix B.
Ownership
Owner
The Owner is the person or persons who own the Contract and is entitled to exercise all ownership rights and privileges under the Contract. Two persons may own the Contract together, and in that case, any Contract provisions based on the age of the Owner, will be based on the age of the older Owner. You can buy the Contract if You (and any joint owner) are age 90 or younger.
Joint Owners: A non-qualified Contract can be owned by joint Owners. If two Owners jointly own this Contract, each Owner may independently exercise transfers among the various account options, subject to the limits in the transfer of Contract Value provision. Unless agreed to by Us, all other terms, conditions, rights and requirements that apply to an Owner under this Contract shall apply jointly to each Owner named.
The Owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust if We agree. If the Owner or any joint Owner is a non-natural person or a revocable trust, the Annuitant will be deemed to be the Owner for any provision or benefit using the age or life of the Owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code. Any provisions based on age will be based on the age of the oldest Annuitant. These include Payments to Beneficiaries, Purchase payments and Surrender provisions. If the Owner or any joint Owner is a non-natural person or revocable trust, the Annuitant may not be changed, and a Contingent Annuitant may not be named.
Annuitant
The Annuitant is the person or persons on whose life periodic Annuity Payments depend. You initially name the Annuitant and any joint Annuitant on Your Contract application.

32 RiverSource Structured Solutions annuity — Prospectus

Changes to Ownership and Annuitants
You may change the ownership of this Contract by Written Request or other method agreed to by Us. Unless You specify otherwise, the change of ownership shall be effective on the date it is signed, subject to any action taken or payment made by Us before We receive the notice at Our service center. We will honor any change of ownership request received in Good Order that We believe is authentic, and We will use reasonable procedures to confirm authenticity. If We follow these procedures, We will not take any responsibility for the validity of the change.
The death benefit amount may change due to an ownership change. See “Death Benefit - Covered Life Change”  for more information.
A change of ownership may result in tax consequences. If You have a nonqualified annuity, You may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If You have a qualified annuity, You may not sell, assign, transfer, discount or pledge Your Contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the Contract may be transferred to the Annuitant.
If You have a nonqualified Contract and are a natural person (excluding a revocable trust) and it is prior to the Annuitization Start Date, You may change the Annuitant or Contingent Annuitant by Written Request or other method agreed to by Us. Unless You specify otherwise, the change of Annuitant or Contingent Annuitant shall be effective on the date it is signed, subject to any action taken or payment made by Us before We receive the notice at Our service center.
In addition, if the Annuitant is not an Owner and the Annuitant dies before the Annuitization Start Date, the Owner becomes the Annuitant unless a Contingent Annuitant has been previously selected. The Contract continues in force, and no death benefit is payable.
If the Annuitant is an Owner and the Annuitant dies before the Annuitization Start Date, the death benefit is payable.
Beneficiary
The Beneficiary is the person(s) or entity (or entities) You designate to receive the death benefit of this Contract if You die while this Contract is in force, as described in the “Death Benefit” section. We will not be bound by any such designation unless made by Written Request or other method agreed to by Us and recorded by Us.
For joint spousal ownership with right of survivorship, the surviving spouse is deemed the sole Beneficiary superseding any other beneficiary designation. This permits the surviving spouse to use the Spouse's Option to Continue Contract provision in the Payments to Beneficiaries section of the Contract. The deemed surviving spouse sole Beneficiary designation may only be overridden if specifically requested in writing and signed by both joint spousal Owners.
Only those Beneficiaries who are living as of the date of death may share in the benefits, if any. Benefits will be paid to all primary Beneficiaries surviving You, in accordance with Your last Beneficiary designation on file. If none survive, proceeds will be paid to all surviving contingent Beneficiaries. If there is no valid Beneficiary designation or if no Beneficiary survives, subject to rules stated in Your Contract, We will pay the benefits as follows:
•
if there are joint Owners, We will pay the surviving Owner(s), otherwise;
•
if the Owner is a non-natural person or revocable trust, We will pay the Owner, otherwise;
•
to Your spouse, if living, otherwise;
•
if no spouse is living, to Your lawful children, if living, otherwise;
•
if You have no spouse or direct descendants, to Your parents equally or the survivor, if living, otherwise;
•
to Your estate.
Change of Beneficiary
By Owner. You may change the Beneficiary at any time by Written Request or other method agreed to by Us and recorded by Us. Unless You specify otherwise, the change of Beneficiary shall be effective on the date it is signed, subject to any action taken or payment made by Us before We receive the notice at Our service center.
A new Beneficiary designation revokes any prior designation and is effective when signed by You. We are not responsible for the validity of any Beneficiary designation or for any legitimate actions We may take under the Contract (including payments) prior to receiving a request to change a Beneficiary. Beneficiaries should notify Us of Your death as promptly as possible.

RiverSource Structured Solutions annuity — Prospectus 33

By Beneficiary. If the death benefit under this Contract becomes payable to a Beneficiary (recipient) under an annuity payment plan, that recipient shall have the right to name, or later change, their own Beneficiary by Written Request or other method agreed to by Us and recorded by Us. If there is no valid Beneficiary designation or if no Beneficiary survives the recipient, We will pay any benefits due under the annuity payment plan following the death of the original Beneficiary as follows:
•
to the recipient’s spouse, if living, otherwise;
•
if no spouse is living, to the recipient's lawful children, if living, otherwise;
•
if the recipient has no spouse or direct descendants, to the recipient's parents equally or the survivor, if living, otherwise;
•
to the recipient's estate.
Assignment
You can assign this Contract or any interest in it. Your interest and the interest of any Beneficiary are subject to the interest of the assignee. An assignment is not a change of ownership and an assignee is not an Owner as these terms are used in this Contract.
A copy of any assignment must be submitted to Us at Our service center. Unless You specify otherwise, an assignment shall be effective on the date it is signed, subject to any action taken or payment made by Us before We receive the assignment at Our service center. We are not responsible for the validity or effect, tax or otherwise, of any assignment.
Purchase
Purchasing the Contract
You can complete an application and send it along with Your initial purchase payment to our Service Center.
We are required by law to obtain personal information from You which We will use to verify Your identity. If You do not provide this information, We reserve the right to refuse to issue Your Contract or take other steps We deem reasonable. As the Owner, You have all rights and may receive all benefits under the Contract. You may buy a qualified or nonqualified annuity. You can buy a Contract if You are age 90 or younger.
The Contract is issued generally on the next scheduled Contract Date after all purchase payments listed on the application are received. However, We will not wait longer than the Rate Lock Period to issue the Contract if We receive at least the minimum payment by then. Otherwise, We will wait up to 90 days to issue the Contract. If the minimum payment is not received within 90 days after the application date, the application will be cancelled.
Prior to September 14, 2020, the Contracts were issued only on the 3rd, 10th, 17th and 24th day of every month, even if these dates fall on a holiday or weekend. Effective on September 14, 2020, the Contracts are issued on the next business day after all purchase payments are received (excluding leap day and subject to rules stated above). Purchase payments received prior to the Contract Date will be held in a suspense account until the Contract Date. Payments held in the suspense account will earn daily fixed interest until the Contract Date, but no interest will be credited until the Contract is issued. If the Owner dies before the Contract is issued, all premiums received would be returned without interest and the application will be withdrawn.
Initial interest rates, Caps, Contingent Yields, Upside Participation Rates and Annual Fees (Reduction Rates) for initial Indexed Account elections will be shown in Your Contract. If the Contract is issued within the Rate Lock Period, the initial purchase payment will receive the applicable interest rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates in effect on the application date. Otherwise, interest rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates will be based on the rates in effect on the Contract Date which could be substantially different than the rates in effect on the application date. For current interest rates, Caps, Contingent Yields, Upside Participation rates and Total Reduction Rates available for new contracts, go to riversource.com/structuredannuityrates.
Any additional purchase payments will receive the Interim account interest rate in effect on the application date if the Contract was issued within the Rate Lock Period. Otherwise, they will receive the interim account rate in effect on the Contract Date. The interim account rate will be applied until the first Contract Anniversary when You can transfer to the Fixed Account or any available Indexed Account.
For renewal information, see “Renewal Interest Rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates.

34 RiverSource Structured Solutions annuity — Prospectus

Householding and delivery of certain documents
With Your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses and supplements. Your authorization remains in effect unless We are notified otherwise. If You wish to continue receiving multiple copies of these documents, You can opt out of householding by calling Us at 1.866.273.7429. Multiple mailings will resume within 30 days after We receive Your opt out request.
Purchase Payments
Purchase Payments are the payments made by You on Your behalf for the benefits described in the Contract. Purchase Payment amounts may be limited under the terms of the Contract.
Minimum initial purchase payment
$10,000
Minimum additional purchase payment
$50
Maximum purchase payments per Contract Year* based on Your age on the effective date of the payment:
For the first 90 days after the Contract Date:
through age 85	$1,000,000
for ages 86 to 90	$100,000
age 91 or older	$0
No purchase payments are allowed after 90 days from the Contract Date.
Maximum Total Purchase Payments per owner*:
Through attained age 85	$1,000,000
for attained ages 86 to 90	$100,000
Attained age 91 or older	$100,000
*
These limits apply in total to all RiverSource Life annuities You own unless a higher amount applies to Your Contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent. According to our current administrative practice, the Maximum Purchase Payments for the first 90 days after the Contract Date and the Maximum Total Purchase Payments Per Owner are increased to $3,000,000 through age 75 and to $1,000,000 for ages 76 to 90.
We reserve the right to refuse any purchase payment that exceeds maximum purchase payment amounts allowed each Contract year and any purchase payment that exceeds these maximums when aggregated with previous purchase payments made to other contracts. Further, We reserve the right to refuse any purchase payment that does not meet our minimum purchase payment requirements, is not in Good Order, or is otherwise contrary to law for RiverSource Life to accept.
How to Make Purchase Payments
Purchase payments must be paid or mailed to Us at Our service center or to an authorized agent. Purchase payments must be made in U.S. dollars and must be made in a form acceptable to Us.
Send Your check along with Your name and Contract number to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Allocation of Your Purchase Payments
The initial purchase payment will be allocated based on Your initial elections as of the Contract Date.
You tell Us how to apply Your initial purchase payment by specifying Your desired allocation (by whole percentages that add up to 100%) among the Fixed Account and the available Indexed Accounts. We reserve the right to limit in Our sole discretion how the purchase payment can be allocated among the Fixed Account and the available Indexed Accounts. No such limitations are currently in place.

RiverSource Structured Solutions annuity — Prospectus 35

Any additional purchase payments are held in the Interim Account earning daily fixed interest at a rate We declare but not less than the guaranteed minimum interest rate. The guaranteed minimum interest rate will not be less than the rate required by state law. This means You will not be able to allocate additional purchase payments to the Fixed Account or the Indexed Accounts until the next Contract Anniversary which limits Your ability to participate in potential returns associated with the Indexed Accounts or to receive the Fixed Account interest rate. On the Contract Anniversary, the funds will be allocated based on Your transfer or rebalancing instructions. If no instructions are provided, the money will be automatically transferred to the Fixed Account.
Limitations on Use of Contract
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, We may be required to reject a purchase payment. We may also be required to block an Owner’s access to Contract Value and satisfy other statutory obligations. Under these circumstances, We may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.
Right to Examine and Cancel
You have the right to examine and cancel the Contract without incurring a Surrender Charge (although the Segment Value Calculation will apply) by returning it to Us or to Your RiverSource Life registered representative within a certain number of days, which can vary by state, but is never less than ten days after You receive Your Contract. In some states, the right to examine period may be longer. If You cancel Your Contract during this period, We will issue a refund. Your state's law will determine the amount You will receive.
The amount of Your refund and the length of the right to examine and cancel period may depend on if Your Contract is a replacement of another insurance or annuity contract. In certain states, for Contracts issued as a replacement, this period is 30 days.
If this is an IRA contract, upon such cancellation We will refund all purchase payments which You have paid less any partial surrenders We have made. Purchase payments returned will not be reduced for any surrender charges or fees and will not be based on the Segment Value Calculation.
If this is not an IRA contract, upon such cancellation We will refund an amount equal to the sum of:
(1) the Contract Value as of the Business Day We receive the returned Contract (except in states that require a return of purchase payments); and
(2) any premium tax charges paid.
If you cancel this Contract under this provision, We reserve the right not to accept another application for this Contract for a period of six months.
Note for states where We return Contract Value: Any amount allocated to an Indexed Account will have its value based on the Segment Value Calculation (including the Investment Base, the proxy value, and prorated Cap or prorated Contingent Yield, if applicable) to determine that portion of the Contract Value. During the period of time You have to examine and cancel the Contract, Segment Values may be negatively impacted under this calculation. You bear the risk that the amount refunded may be significantly less than any purchase payments You have made.
For a state-by-state description of material variations of this Contract, including the right to examine and cancel period, see Appendix B.
Investment Options
Under the Contract, You can allocate Your initial Purchase Payment and Contract Value among the:
•
Fixed Account, and
•
Indexed Accounts
Fixed Account
Amounts allocated to the Fixed Account are part of our General Account. We back the principal and interest guarantees relating to the Fixed Account. These guarantees are based on the continued claims-paying ability of RiverSource Life.
We credit interest daily on amounts You allocate to the Fixed Account at rates We determine from time to time at Our discretion. Each year, the interest rate for the Fixed Account may change See “Renewal Interest Rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates” for more information.
Your interest rate will never change more frequently than annually. The interest rate will never be less than the guaranteed minimum interest rate shown under Your Contract. The guaranteed minimum interest rate will not be less than the rate required by state law. See “Appendix A: Guaranteed Minimum Interest Rates”, for the historical and

36 RiverSource Structured Solutions annuity — Prospectus

current guaranteed minimum interest rate. We credit interest to the Fixed Account daily. All interest rates We quote are effective annual interest rates, which refers to the rate that results after interest has been credited and compounded daily for a full year. The guaranteed minimum interest may vary each calendar year and is not less than the rate required by state law. Your guaranteed minimum interest rate is stated in Your Contract. Interest will begin to accrue on the date the initial purchase payment is applied or any Contract Value is transferred to the Fixed Account.
Because of exemptive and exclusionary provisions, We have not registered interests in the Fixed Account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions of these Acts.
Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Indexed Accounts
You may allocate the initial purchase payment and Contract Value to the Indexed Accounts, subject to the limits in the “Transfers” section. The Crediting Method, duration, and applicable Buffer, Floor or Trigger associated with an Indexed Account will not change for the duration of the Contract.
You could lose a significant amount of money due to the Segment Value Calculation if amounts are removed from a Segment before the end of the term. Indexed Accounts can be added or eliminated and their features can change from one term to the next including upside limits.
A Segment is created each time an amount is allocated to an Indexed Account. Each Segment starts on the Contract Date or on a Contract Anniversary. There is no minimum amount needed to start a Segment. You may not request a transfer to an open Segment; each allocation to an Indexed Account will open a new Segment.
At the end of each Segment on the Segment Maturity Date, we will calculate the Segment rate of return (which can be positive, negative, or zero) and apply it to the Investment Base (amounts allocated to each Segment adjusted for any withdrawals). An investment in an Indexed Account is not an investment in the Index or in any Index fund. You could lose a significant amount of money if the Index(es) declines in value.
Current categories of Indexed Accounts available under the Contract:
Category	Durations	Protection Options	Number of Indexed Accounts
Standard	1 year	Buffers: -10%, -15%, and -20% Floor: -10%	9 with Buffers 3 with Floors
	2 years	Buffer: -10%	7
	3 years	Buffers: -10% and -15%	6
	6 years	Buffers: -10%, -15% and -25%	9
Contingent Yield	1 year	Buffers: -10%, -15%, and -20% Triggers: -25% and -35%	6 with Buffers 4 with Triggers
Annual Lock	3 and 6 years	Buffer: -10%	6
Annual Fee (Reduction Rate)	1 and 3 years	Buffers: -10% and -15%	6
Enhanced Upside Participation (above 100%)	1, 3, and 6 years	Buffer: -10%	6
Information regarding the features of each currently offered Indexed Account, including (i) its name, (ii) its type (e.g., market Index, exchange-traded fund, etc.), or a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Segment duration, (iv) its crediting method, (v) its limit on Index loss, and (vi) its minimum limit on Index gain, is available in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
For current Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates available for new Contracts, go to riversource.com/structuredannuityrates.

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Indexed Accounts are comprised of varying Indexes, Caps, Contingent Yields, protection options (i.e. Buffers, Floors or Triggers), Total Reduction Rates, Upside Participation Rates and durations. Consider carefully these features when weighed against Your risk profile and tolerance, investment objectives, analysis of the underlying Index characteristics and its history and volatility, and expectations of market conditions. Past performance does not guarantee future results.
You may not invest in Indexed Accounts with a duration of 6 years for the entire time that you own the Contract if You elect the 3-year Surrender Charge Schedule.
Index rates of return used in the Segment Value Calculation and to determine the Segment rate of return on the Segment Maturity Date do not include reinvestment of dividends from underlying companies.
Interest Rates, Caps, Upside Participation Rates, Contingent Yields, and Total Reduction Rates are not guaranteed and can be changed by Us for each new Segment, subject to any contractual minimums or maximums, the Renewal Provision in Your Contract and any attached endorsements. The protection option of each currently offered Indexed Account will not change for the life of your Contract, although we may add or discontinue Indexed Accounts, subject to the provisions below.
Each of the Indexes is a “price return index,” not a “total return” Index, and therefore does not reflect dividends paid on the securities composing Index. Additionally, the iShares U.S. Real Estate ETF deducts underlying fund fees or expenses when calculating performance. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index
Discontinuation and Substitution of Indexes and Indexed Accounts
We reserve the right to discontinue or substitute an Index at any time if an Index is discontinued, We no longer have the right to use the Index, there is a substantial change in the calculation of an Index, hedging instruments become difficult to acquire, the cost of hedging becomes excessive, or if We determine that Our use of the Index should be discontinued. If We substitute an alternative Index, then the Segment value may change to reflect the new Index after the substitution. We will notify You before the substitution.
We may substitute an alternative index if We determine there is a reasonable substitute that is commercially viable. We will attempt to choose an Index that has a similar investment objective and risk profile as compared to the original Index. If no reasonable alternative is available for substitution of such Index, then the Segment Value will not change according to the daily Segment Value Calculation until the next Contract Anniversary (unless a surrender is taken from that Segment) when the Segment will end. In this case, the Segment Maturity Date will be changed to the next Contract Anniversary; however, the Segment rate of return will not be calculated and applied as described in the “Segment Value on the Segment Maturity Date” provision. We will notify You before the discontinuation. You must provide instructions to transfer the Segment Value to any available Indexed Accounts or the Fixed Account during the next Transfer Window. If We do not receive transfer instructions from You, the Segment Value will be transferred to the Fixed Account.
If We substitute an Index before the Segment Maturity Date, We will calculate the Index rate of return for the full Segment using the replaced Index up until the replacement date and the new Index thereafter through the Segment Maturity Date. This will be accomplished by multiplying 1 plus the Index rate of return prior to the substitution by 1 plus the Index rate of return after the substitution, and then subtracting one. For example, if substitution of an Index for a three year Segment takes place at the end of the first year and the Index rate of return at the end of the first year is 10 percent, and the Index rate of return for the two years after the substitution is 20 percent, we would multiply 1.1 by 1.2 which results in 1.32. After subtracting one, this results in an Index rate of return of 32 percent. We will not change the Crediting Method, the Buffer, Floor or Trigger, applicable to a Segment if We substitute the Index.
We reserve the right to add or discontinue Indexed Accounts at any time at Our discretion. We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be offered with a Guaranteed Minimum Cap of 2%. There is no guarantee that any other Indexed Account or Crediting Method will be available during the entire time that You own Your Contract. Any existing Segments with the discontinued Indexed Account will continue until their Segment Maturity Date. On the Segment Maturity Date, the Segment Value in any discontinued Indexed Accounts will need to be transferred to a different Indexed Account or the Fixed Account. If We do not receive transfer instructions from You, the Segment Value will be transferred to the Fixed Account.
Consider Your risk tolerance before You invest.
We will send You written or electronic notice of renewal rates and the available Indexed Accounts at least 14 days before the Contract Anniversary if You have Contract Value that can be transferred on that Contract Anniversary. Your requested transfer must be received within the 30-day Transfer Window. See “Transfers” for additional information.

38 RiverSource Structured Solutions annuity — Prospectus

Additional Information About the Indexes
Currently, the rate of return for each Indexed Account is based on the performance of one or two of the following Indexes, each covering different asset classes. For additional information about the Indexes, see Appendix E: Index Disclosures.
S&P 500 Index. The S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
S&P 500 Scored & Screened Index (previously S&P 500 ESG Index). The S&P 500 Scored & Screened Index uses proprietary methodology to identify a select subset of the S&P 500 companies that satisfy certain environmental, social and governance sustainability criteria. The Index is rebalanced annually; as of Sept. 2020, approximately 300 of the S&P 500 companies were included. The Index returns do not include dividends from underlying companies of the Index and, therefore, do not reflect the full investment performance of the underlying securities.
Russell 2000® Index. Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current Index membership. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 923 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the MSCI EAFE Index as of the date of this prospectus include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
MSCI Emerging Markets Index. The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,194 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries as of the date of this prospectus include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
NASDAQ-100 Index. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. We use the price return Index and not the total return index. Therefore, the Index returns do not include dividends from underlying companies paid on the securities of the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
iShares® U.S. Real Estate ETF. The iShares U.S. Real Estate ETF seeks to track the investment results of an index composed of U.S. equities in the real estate sector. It uses a representative sampling indexing strategy (a strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index) to manage the Fund. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the underlying Index. The iShares U.S. Real Estate ETF performance is based on the NAV of the ETF, not the total return. Therefore, the returns do not include dividends or other distributions declared by the Fund on the securities of the Fund. Additionally, the Fund deducts underlying fund fees or expenses when calculating performance. This will reduce the return and cause the Fund to underperform a direct investment in the securities composing the Fund or underlying index.
Historical Index Returns

RiverSource Structured Solutions annuity — Prospectus 39

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years as well as the Index returns after applying a hypothetical 5% Cap and a hypothetical -10% Buffer. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Indexed Account or Segment. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Indexed Accounts, and does not reflect Contract fees and charges, including Surrender Charges, which reduce performance.
S&P 500 Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
S&P 500 Scored & Screened Index (previously S&P 500 ESG Index)*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

40 RiverSource Structured Solutions annuity — Prospectus

Russell 2000® Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
MSCI EAFE Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
MSCI Emerging Markets Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

RiverSource Structured Solutions annuity — Prospectus 41

NASDAQ-100 Index*

* The Index is a price return index, not a total return index, and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
iShares® U.S. Real Estate ETF*

* The ETF performance is based on the NAV of the ETF, not the total return, and therefore, does not reflect the dividends paid on the assets composing ETF. Additionally, the Fund deducts underlying fund fees or expenses when calculating the return. This will reduce the ETF return and cause the Fund to underperform a direct investment in the securities composing the Fund or underlying index.
Lesser of S&P 500 and Russell 2000 Indexes

For certain Indexed Accounts, We will calculate the Index rate of return for the S&P 500 and Russell 2000 Indexes and use the lesser of those Index returns to determine the Segment rate of return.

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Interim Account
Used to hold additional purchase payments until the next Contract Anniversary and any amounts transferred automatically to it if you elect automated partial surrenders and the automated transfer program. This program will transfer up to the annual total of your automated partial surrenders or any positive Contingent Yield earnings (depending on the option You elect) to the Interim Account on each contract anniversary (see "Surrenders - Automated Transfer Program"). The Interim Account is part of the General Account.
Amounts applied to the Interim Account earn a declared rate of interest subject to the guaranteed minimum interest rate. Interest rates are guaranteed for one year and may change on each Contract Anniversary. See “Appendix A: Guaranteed Minimum Interest Rates”, for the historical and current guaranteed minimum interest rate. We credit interest to the Interim Account daily. All interest rates We quote are effective annual interest rates, which refers to the rate that results after interest has been credited and compounded daily for a full year. The guaranteed minimum interest may vary each calendar year and is not less than the rate required by state law. Your guaranteed minimum interest rate is stated in Your Contract. Interest will begin to accrue on the date any Contract Value is transferred or added to the Interim Account.
Interest will begin to accrue on the date each purchase payment is applied to the Interim Account and on the date any Contract Value is automatically transferred to the Interim Account for the automated transfer program.
The interests of the Interim Account are not registered under the Securities Act of 1933, and the Interim Account is not registered as an investment company under the Investment Company Act of 1940. Interim Account disclosures are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures.
Transfers
If You have elected automated partial surrenders with the automated transfer program, the Interim Account will be used to hold the annual total of Your fixed dollar automated partial surrenders or any positive Contingent Yield earnings (depending on the option You elect). You may cancel this program at any time. If you cancel this program, any Contract Value in the Interim Account will remain in that account until the next Contract Anniversary when funds will be allocated based on Your transfer or rebalancing instructions (or to the Fixed Account if no instructions are received). We reserve the right to no longer offer this automated transfer program at any time. See “Surrenders - Automated Transfer Program” for additional information.
At least 14 days before each Contract Anniversary, if You have Contract Value that can be transferred on that Contract Anniversary, We will send You a written or electronic notice of the available Indexed Accounts. The notice will include information about the renewal interest rate for the Fixed Account and the renewal Caps, Contingent Yields, Upside Participation Rates, and Annual Fees (Reduction Rates) declared for the next Segments.
Valuing Your Investments
The Contract Value at any time is the sum of:
•
the value in the Fixed Account; and
•
the value in the Interim Account; and
•
the value in the Indexed Account(s).
Fixed Account Value
When You allocate Contract Value to the Fixed Account, Your investment in the Fixed Account is represented by a Fixed Account Value.
The value in the Fixed Account at any time will be the total of:
•
the amount of the initial purchase payment allocated to the Fixed Account; plus
•
any amounts transferred to the Fixed Account; plus
•
interest credited; less
•
any amounts transferred from the Fixed Account; less
•
any amounts deducted from the Fixed Account for surrenders, including any applicable Surrender Charges.
Interim Account Value
The value in the Interim Account at any time will be the total of:
•
any additional purchase payments; plus
•
interest credited; plus

RiverSource Structured Solutions annuity — Prospectus 43

•
any amounts added to the Interim Account after a "covered life change" for a spouse who continues the Contract; plus
•
any amounts transferred automatically to the Interim Account for the automated transfer program; less
•
any amounts transferred from the Interim Account; less
•
any amounts deducted from the Interim Account for surrenders, including any applicable Surrender Charges.
Segment Value Calculation for Indexed Account(s)
The value in an Indexed Account will be the sum of the value in each Segment for that Indexed Account. A Segment is created each time an amount is allocated to an Indexed Account. Each Segment starts on the Contract Date or on a Contract Anniversary. There is not a minimum amount needed to start a Segment.
You may not request a transfer to an open Segment. Each allocation to an Indexed Account will open a new Segment.
An Indexed Account may have multiple open Segments with different start dates and Segment Maturity Dates, if the duration of an Indexed Account is more than one year. For example, if an Indexed Account has a duration of two years and You allocate to that Indexed Account on two consecutive Contract Anniversaries, You will have two Segments for that Indexed Account open at the same time with different start dates and Segment Maturity Dates. However, multiple open Segments may have the same Segment Maturity Date if an elective lock is requested. In this case, the Segment Maturity Date will be the next Contract Anniversary and may be earlier than the original Segment Maturity Date.
Segment Value on the Segment start date. On the Segment start date the Investment Base and the Segment Value are both equal to the amount allocated to the Segment.
Segment Value after the Segment start date and before the Segment Maturity Date. After the Segment start date and before the Segment Maturity Date, we will calculate the value of each Segment using the Segment Value Calculation. The Segment Value will generally change daily. The result of this calculation is the Segment Value and is therefore the amount available for full and partial surrenders (including, RMDs and the Total Surrender Charge Free Amount), death benefits, and amounts applied to an annuity payment plan, as well as for the elective lock feature.
The Segment Value during the term is designed to represent the value of a hypothetical portfolio of instruments that provides the Segment Value on the Segment Maturity Date, limited by a prorated Cap or prorated Contingent Yield, if applicable. (For contracts issued on or after 7/1/2024, the application of the prorated Cap and the prorated Contingent Yield is waived.)
The hypothetical portfolio of instruments is incorporated into the Segment Value through the use of the proxy value. The proxy value is a factor that represents the current value of the hypothetical portfolio on a per dollar basis.
The proxy value increases or decreases daily depending on the value of the hypothetical portfolio. The proxy value is impacted by multiple economic and external factors. Your Investment Base, the proxy value for the hypothetical portfolio and a prorated Cap or prorated Contingent Yield (if applicable) are used to determine Your Segment Value between the Segment start date and the Segment Maturity Date. This means the Segment Value during the term is not based solely on Index returns and therefore may be lower than the Investment Base, even if the Index rate of return is positive since the Segment start date. You could lose a significant amount of money due to the Segment Value Calculation if amounts are removed from a Segment prior to the Segment Maturity Date. See “Contract Fees, Charges and Value Adjustments – Segment Value Calculation” and “Surrenders” for more information.
Segment Value on the Segment Maturity Date. The value in each Segment on the Segment Maturity Date equals the Investment Base multiplied by the sum of one plus the Segment rate of return, unless You previously requested an elective lock for that Segment.
Segments only mature on Contract Anniversaries. Unless an elective lock was applied, the Segment maturity will be a certain number of years from the Segment start date, where the number of years is the duration of the Indexed Account. If the Segment Maturity Date is a weekend, holiday, or other non-Business Day, maturity processing will be delayed until the next Business Day; however, the Segment Maturity Date will not change.
Unless the Segment has the Annual Lock with a Buffer crediting method, the Segment rate of return on the Segment Maturity Date is based on a single point in time.
Elective Lock
At any time during a Segment, before the Segment Maturity Date, You may request an elective lock of the Segment Value by notifying us.

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If You decide to exercise an elective lock, Your Segment Value (which otherwise fluctuates daily according to the Segment Value Calculation) is “locked in” at the value determined as of close business on the Business Day We receive Your request. The Segment Value locked in will be determined according to the Segment Value Calculation. The locked Segment Value will not change for the remainder of the Segment unless you take a partial surrender. If You later take a partial surrender, Your locked value will be reduced by the dollar amount of any surrender You take from the Segment.
The elective lock will be applied as of the end of the Business Day on which We receive your elective lock request. If your request is received after the end of the Business Day, or on a weekend or on a holiday, the date that the Segment Value is locked in will be the next Business Day. Because the Segment Value is determined at the end of the of the Business Day, You will not know the Segment Value prior to locking in the Segment. If you lock in the Segment Value when it is less than the Investment Base, you will lock in a loss. You may obtain information about the current Segment Value by contacting our Service Center at 1-800-862-7919. However, the Segment Value before the Segment Maturity Date fluctuates daily, and the value quoted may be different from the actual value of the Segment at the time the Segment Value is locked in. The Segment Value locked in may be lower than you expected.
Only one elective lock is allowed during each Segment. After the elective lock no other elective locks are available for that Segment. An elective lock is irrevocable.
After an elective lock, the Segment will not earn any interest or have any earnings linked to an Index for the remainder of the Contract Year, which could be up to one year depending on when the Segment Value is locked. For Segments with a duration longer than one year, the Segment Maturity Date will be changed to the next Contract Anniversary date if the original Segment Maturity Date was a later Contract Anniversary date. On the Segment Maturity Date, a Segment rate of return will not be calculated and applied as described in the “Segment Value on the Segment Maturity Date” provision, and the Buffer, Floor or Trigger will not be applied. There may not be an optimal time to request an elective lock, and we will not advise you as to whether you should exercise the elective lock feature or the optimal time for doing so.
Segment Duration and Crediting Methods
Each Indexed Account will have a Crediting Method and duration (“Segment term” or “term”) that is used to calculate the Segment rate of return on the Segment Maturity Date.
Segment Duration
The Segment duration is the length of time of each Segment between the Segment start date and the Segment Maturity Date. We currently offer Indexed Accounts lasting 1 year, 2 years, 3 years, or 6 years. Initial Segments begin on the Contract Date. Subsequent Segments begin on Contract Anniversaries. Unless an elective lock was applied, each Segment Maturity Date is the Contract Anniversary date that falls at the end of the Segment term.
You may request a transfer once each Contract Year during the 30-day period ending on the Contract Anniversary (the Transfer Window). The transfer will be effective on the Contract Anniversary. Only Contract Value in the Fixed Account, Interim Account and any Segments that will be maturing on the next Contract Anniversary may be transferred. See “Transfers” for more information.
If you have Contract Value that can be transferred on the Contract Anniversary, at least 14 days before the Contract Anniversary, we will send you a written or electronic notice of the available Indexed Accounts, as well as the renewal interest rates, Caps, Contingent Yields, Upside Participation Rates, and Annual Fees (Reduction Rates) declared for the next Segments. See “Crediting Methods – Renewal Interest Rates, Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates” for more information.
Amounts must remain in a Segment until the Segment Maturity Date to earn the Segment rate of return, as applicable, and to avoid the daily Segment Value Calculation. Full and partial surrenders (including RMDs and the Total Surrender Charge Free Amount), death benefits and amounts applied to an annuity payment plan from the Segments during a Segment term, as well as the elective lock feature, will be based on the Segment Value Calculation. Partial and full surrenders may be subject to Surrender Charges and income taxes (including an IRS penalty that may apply if You surrender prior to reaching age 59 1/2) and may have other tax consequences.
Segment Duration Considerations
In deciding whether to allocate to an Indexed Account with Segments of a longer or shorter duration, consider that investing in Segments with shorter durations will provide more opportunities to transfer Contract Value and reallocate amongst available Indexed Accounts or the Fixed Account in response to changing market conditions. Additionally, there will be more opportunities to access your Segment Value without using the Segment Value Calculation (and any associated proportionate reduction to your Investment Base). However, Segments with shorter durations may have less potential for positive returns because the Index rate of return is measured over a shorter period of time. Accordingly, Caps, Contingent Yields, and other upside limits will generally tend to be lower for 1-year Segments than for multi-year Segments.

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Conversely, investing in Segments with longer durations will reduce the frequency at which you may transfer your Contract Value, in addition to limiting your ability to access your Segment Value without being impacted by the daily Segment Value Calculation. Segments with longer durations may provide more potential for positive Index returns.
Crediting Methods
The Crediting Method of an Indexed Account determines the rate of return for the Segment as described below. At certain times, We may not offer Indexed Accounts that use all Crediting Methods. On a Contract Anniversary, any Contract Value in the Fixed Account, Interim Account, or a Segment that is maturing (excluding any amounts transferred to the Interim Account for the automated transfer program) can be allocated to the Fixed Account or any available Indexed Accounts with their applicable Crediting Methods. At least 14 days before each Contract Anniversary, We will notify You of the available Indexed Accounts and renewal rates.
For available Indexed Accounts, see Appendix A – Investment Options Available Under the Contract.
We may limit the positive Index rate of return used in calculating the Segment rate of return on the Segment Maturity Date using the applicable Cap, Contingent Yield, and/or Total Reduction Rates. For current Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates available for new Contracts, go to riversource.com/structuredannuityrates. We determine these rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, product design, competition, Our revenues and expenses, and cost of hedging. Caps, Contingent Yields, Upside Participation Rates and any Total Reduction Rates are set on the Segment start date and are guaranteed through the Segment Maturity Date.
The Crediting Methods We offer may include the elements listed below.
Cap. The Cap is the declared maximum Segment rate of return for a Segment when the Index rate of return is positive for certain Crediting Methods. For example, if the Index rate of return is 15%, and the Cap is 10%, the Segment rate of return will be 10% (the Index rate of return up to and including the Cap) on the Segment Maturity Date. In the same example, if the Index rate of return is 8%, the Segment rate of return will be 8%. For Indexed Accounts with an Annual Fee (Reduction Rate), the Total Reduction Rate will reduce Segment rate of return after the Cap is applied. For Segments with a duration longer than one year, the Cap is for the duration of the Segment and is not applied annually (except for Annual Lock Segments). The Cap would be lower if it was measured on an annual basis. For Annual Lock Segments, the Cap is the maximum positive annual lock rate of return for each Contract Year.
The Cap will never be less than the Guaranteed Minimum Cap. The Guaranteed Minimum Cap for any currently offered Indexed Account is 2% for 1-year Segments and all Annual Lock Segments, 4% for 2-year Segments, 6% for 3-year Segments, and 8% for 6-year Segments. Certain Segments may have no declared Cap so there is not a limit on the rate of return for those Segments. Initial and Guaranteed Minimum Caps applicable to You are shown in Your Contract.
Contingent Yield. A declared rate of return for certain Crediting Methods. You will earn a predetermined rate (the Contingent Yield) if the Index rate of return is zero or positive or is a loss that does not exceed the Buffer or Trigger percentage. For example, if the Index rate of return is 15%, the Contingent Yield is 8%, and the Buffer percentage is -10%, the Segment rate of return will be 8% (the Contingent Yield) on the Segment Maturity Date. Similarly, in the same example, if the Index rate of return is -9% (negative but doesn’t exceed the Buffer percentage), the Segment rate of return will be 8% (the Contingent Yield) on the Segment Maturity Date. The Contingent Yield will never be less than the Guaranteed Minimum Contingent Yield. The Guaranteed Minimum Contingent Yield for any currently offered Indexed Account is 1%. Initial and Minimum Contingent Yields applicable to You are shown in Your Contract.
Multiple Indexes. Some Segments with a Contingent Yield reference multiple Indexes (i.e. S&P 500 and Russell 2000). For these Segments, We will calculate the Index rate of return for each Index and use the lesser of those Index returns to determine the Segment rate of return. For example, if the S&P rate of return is -5% and the Russell 2000 rate of return is -7%, then -7% will be used to determine the Segment rate of return. You may find these options beneficial to You since the Contingent Yield will be generally higher for Segments that reference two Indexes compared to the equivalent Segment that references one Index. However, there is also a higher likelihood that the Segment that references two Indexes will have a loss that exceeds the Buffer or Trigger since the Segment uses the lowest Index rate of return for two Indexes.
Total Reduction Rate. A percentage (based on the Annual Fee (Reduction Rate) and the duration of the Indexed Account as defined in Your Contract) that applies to certain Indexed Accounts. It reduces the Index rate of return on the Segment Maturity Date after the Cap or Buffer is applied to determine the Segment rate of return. The Total Reduction Rate will reduce any positive or zero Segment rate of return, and any negative Segment rate of return will be more negative. For example, if the Index rate of return for a 3-year Segment is -16%, the Buffer is -15%, and the Total Reduction Rate is 3%, the Segment rate of return will be -4% (the amount of the negative Index rate of return that exceeds the Buffer percentage, minus the Total Reduction Rate) on the Segment Maturity Date. In addition, if the Index rate of return is -5%, the Buffer is -10%, and the Total Reduction Rate is 3%, the Segment rate of return will be -3% (the Buffer

46 RiverSource Structured Solutions annuity — Prospectus

eliminates the negative Index performance and then the Total Reduction Rate is applied). For any currently offered Indexed Accounts with an Annual Fee (Reduction Rate), the guaranteed maximum Total Reduction Rate over the life of the Segment is 8% for 1-year terms and 24% for 3-year terms.
Prior to the Segment Maturity Date, a portion of the Total Reduction Rate is reflected in the Segment Value based on the portion of the Segment that has elapsed.
Upside Participation Rate. The Upside Participation Rate is a declared percentage that is multiplied by the positive Index rate of return, limited by the Cap (if applicable) to determine the Segment rate of return for certain Crediting Methods. It applies only to positive Index performance. Any Upside Participation Rate above 100% will increase the Segment rate of return (unless already limited by a Cap, if applicable). An Upside Participation Rate of 100% will neither increase nor decrease the Segment rate of return. For example, if the Index rate of return is 15%, and the Upside Participation Rate is 120%, the Segment rate of return will be 18% (1.2 X 15) on the Segment Maturity Date. For Segments with a duration longer than one year, the Upside Participation Rate is for the duration of the Segment and is not applied annually. The Upside Participation Rate for the currently offered Indexed Accounts will be 100% or greater. Initial and guaranteed minimum Upside Participation Rates applicable to You are shown in Your Contract.
Renewal Interest Rates, Caps, Contingent Yields, Upside Participation Rates and Total Reduction Rates
On each Contract Anniversary We declare renewal:
•
interest rates for the Fixed and Interim Accounts;
•
Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates for each Indexed Account if applicable.
Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates for each Segment are guaranteed until the Segment Maturity Date.
The renewal interest rates, Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates are determined by Us and at Our discretion. They may be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, product design, competition, Our revenues and expenses, cost of hedging, and the interest rates, Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates, currently in effect for new and existing annuity contracts issued by Us.
Renewal rates are different from initial rates used for new Contracts and can be higher or lower than initial rates for new Contracts. To help You determine Your allocations on Your Contract Anniversary, We will send You a written or electronic notice of renewal rates and the available Indexed Accounts at least 14 days before each Contract Anniversary. Renewal interest rates, Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates for each available Indexed Account are available on our website at riversource.com/structuredannuityrates. The interest rates, Caps, Contingent Yields, Upside Participation Rates, and Total Reduction Rates posted on that website are incorporated by reference into this prospectus.
The interest rates for the Fixed and Interim Accounts will not be less than the Guaranteed Minimum Interest Rate. Caps, Contingent Yields, and Upside Participation Rates will not be less than the Guaranteed Minimum Caps, Guaranteed Minimum Contingent Yields, and Guaranteed Minimum Upside Participation Rates, respectively, and Total Reduction Rates will not exceed the guaranteed maximum Total Reduction Rates.
Cap, Contingent Yield, Upside Participation Rate, and Total Reduction Rate Considerations
In deciding which Indexed Account(s) to invest in, consider the following:
In general, Indexed Accounts with a higher Buffer or Trigger percentage will have lower Caps, Contingent Yields, and Upside Participation Rates, and higher Total Reduction Rates. The Contingent Yield will be generally higher for Segments that reference two Indexes compared to the equivalent Segment that references one Index.
Under certain circumstances, assuming the same Index rate of return, a Contingent Yield Segment may provide higher potential for Index returns than a Segment with a Cap if the Cap and the Contingent Yield are equal. For example, if the Index return is zero or positive and less than the Cap or Contingent Yield, the Contingent Yield will have a Segment rate of return equal to the Contingent Yield, which would be greater than the Index rate of return, whereas the Segment with a Cap will have a Segment rate of return equal to the Index rate of return.
For Segments that have an Annual Fee (Reduction Rate), consider that the Total Reduction Rate may result in a negative Segment return even if the Index rate of return is positive on the Segment Maturity Date. The Total Reduction Rate could also cause You to incur a loss even if the negative Index rate of return does not exceed the Buffer percentage. If the negative Index rate of return exceeds the Buffer, the Total Reduction Rate will cause you to incur additional losses.
Protection Options

RiverSource Structured Solutions annuity — Prospectus 47

We may limit the negative Index rate of return used in calculating the Segment rate of return on the Segment Maturity Date by applying the applicable protection option of each Indexed Account (i.e., the Buffer, Floor or Trigger percentage).
Buffer. A protection option for certain Crediting Methods. The Buffer percentage is the maximum percentage decrease in the Index Value before You will incur a loss for that Segment. If the Index rate of return is a loss that exceeds the Buffer percentage, the Index rate of return will be reduced by the Buffer percentage, and the Segment rate of return will be negative by the amount that the Index rate of return exceeds the Buffer percentage. For example, if the Index rate of return is -15%, and the Buffer percentage is -10%, with the Segment rate of return will be -5% (which is the amount that the negative Index rate of return exceeds the Buffer percentage) on the Segment Maturity Date. For Indexed Accounts with an Annual Fee (Reduction Rate), the Total Reduction Rate will reduce the Segment rate of return after the Buffer is applied.
For Annual Lock Segments, the Buffer is the maximum percentage decrease in the Index Value for a Contract Year before the annual lock rate of return will reflect a loss. If the Index rate of return is a loss that exceeds the Buffer percentage, the Index rate of return for the Contract Year will be reduced by the Buffer percentage, and the annual lock rate of return for that Contract Year will be negative by the amount that the Index rate of return exceeds the Buffer percentage.
If the Index rate of return is between zero and the Buffer percentage (inclusive of the Buffer percentage), the Segment rate of return depends on the Crediting Method as shown below.
The Buffer percentage for each applicable Indexed Account will not change for the duration of Your Contract. See Appendix A – Investment Options Available Under the Contract for Buffer percentages for each applicable Indexed Account. For Segments with a duration longer than one year, the Buffer is for the duration of the Segment and is not applied annually (except for Annual Lock Segments). We currently offer Indexed Accounts with Buffer percentages of -10%, -15%, -20%, and -25%.
Floor. A protection option for certain Crediting methods. The Floor is a protection option that places a limit or floor on the negative Index rate of return (if any) for certain Crediting Methods. You are subject to any loss up to the Floor and protected from any loss larger than the Floor. The Floor percentage for each applicable Indexed Account will not change for the duration of Your Contract. We currently offer Indexed Accounts with a Floor percentage of -10%.
Trigger. A protection option for a Contingent Yield crediting method. The Trigger percentage is the maximum percentage decrease in the Index Value before You will incur a loss for that Segment. If the Index rate of return is a loss that exceeds the Trigger percentage, this option provides no protection, and the Segment rate of return will equal the full negative Index rate of return (unlike the Buffer protection that would reduce the loss). If the Index rate of return is between zero and the Trigger percentage (inclusive of the Trigger percentage), the Segment rate of return will be equal to the Contingent Yield (i.e. the Segment will have a positive return even though the Index has a loss). For example, if a Segment has a Contingent Yield of 5% and a Trigger of -35%, You will earn 5% if the Index rate of return is positive or between zero and -35% (including -35%). If the Index rate of return is -40%, You will have a loss of -40%. The Trigger percentage for each applicable Indexed Account will not change for the duration of Your Contract. We currently offer Indexed Accounts with a Trigger percentage of -25% and -35%.
Crediting Method	Segment Return (when Index return is between 0% and Buffer, Floor or Trigger)
Point to Point with a Floor	Index rate of return
Point to Point with a Buffer	0%
Point to Point with an Annual Fee (Reduction Rate) and Buffer	0% less the Total Reduction Rate, if applicable
Annual Lock with a Buffer	0%
Point to Point with a Contingent Yield and a Buffer	Contingent Yield
Point to Point with a Contingent Yield and Trigger	Contingent Yield
Protection Option Considerations
We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%.  In such case, if You invest in this Indexed Account with a -10% Buffer and hold the Segment until the maturity date, You could lose up to 90% of Your investment, including any prior earnings, due to negative Index performance. There is no guarantee that any other Indexed Account or Crediting Method will be available during the entire time you own your Contract. There is no guarantee a Floor or Trigger protection option will always be available, See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.

48 RiverSource Structured Solutions annuity — Prospectus

In deciding which Indexed Account(s) to invest in, consider the following:
In general, Indexed Accounts with a higher Buffer, Floor or Trigger percentage will have lower Caps, Upside Participation Rates or Contingent Yields. Indexed Accounts with Annual Fees (Reduction Rates) will have higher Caps than corresponding Indexed Accounts with the same Buffers but without Annual Fees (Reduction Rates). We offer a variety of Indexed Accounts with different protection levels to accommodate different risk tolerances and changing views on the market. Various factors are considered when determining the protection options to offer, including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, product design, competition, Our revenues and expenses, and the cost of hedging.
During times of steep market decline, assuming the same Index rate of return, a Buffer may provide more protection from negative Index returns than a Trigger if the two protection levels are the same. This is because a Buffer will provide a level of protection from loss regardless of the negative Index return; whereas the Trigger will provide no protection from loss if the negative Index return exceeds the Trigger percentage. However, Trigger percentages also tend to be higher, and thus provide a greater level of protection, than Buffers (unless the loss exceeds the Trigger). Please also keep in mind that certain Indexed Accounts with an Annual Fee (Reduction Rate), apply a Total Reduction Rate that will reduce the Segment rate of return on the Segment Maturity Date, which will increase any losses (and reduce any gains) after the application of the Buffer.
Segment Rate of Return Calculations
The following formulas and examples illustrate how we calculate the Segment rate of return on the Segment Maturity Date under each Crediting Method. The examples assume hypothetical Index returns and hypothetical limits on Index gains and losses.
The examples assume no surrenders.
Point-to-Point with a Floor
The Index rate of return is calculated as follows:
(A/B) – 1 where:
A = the Index Value on the Segment Maturity Date
B = the Index Value on the Segment start date
If the Index rate of return is positive or zero, the rate of return for the Segment will be the lesser of the following:
•
the Cap (if applicable) for the Segment; or
•
the Index rate of return multiplied by the Upside Participation Rate for the Segment.
If the Index rate of return is negative, the rate of return for the Segment will be the greater of the following:
•
the Floor for the Segment; or
•
the Index rate of return.
EXAMPLE:
This hypothetical example assumes:
•
Floor = - 10%
•
Cap = 8%
•
Upside Participation rate = 100%
•
Index Value on the Segment start date = 1000
•
Investment Base = $100,000

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date
1	1200	(1200/1000) - 1 = 20.00%	8.00%	$108,000
2	1035	(1035/1000) - 1 = 3.50%	3.50%	$103,500
3	950	(950/1000) - 1 = -5.00%	-5.00%	$95,000
4	850	(850/1000) - 1 = -15.00%	-10.00%	$90,000
Scenario 1: the Cap limits the positive Segment rate of return.
Scenario 2: the positive Index rate of return is below the Cap so there is no limit on the Segment rate of return.
Scenario 3: the negative Index rate of return is less than the Floor so the Segment rate of return is not limited.

RiverSource Structured Solutions annuity — Prospectus 49

Scenario 4: the Floor limits the negative Segment rate of return.
Point-to-Point with a Buffer and a Cap
The Index rate of return is calculated as follows:
(A/B) – 1 where:
A = the Index Value on the Segment Maturity Date
B = the Index Value on the Segment start date
If the Index rate of return is positive or zero, the rate of return for the Segment will be the lesser of the following:
•
the Cap (if applicable) for the Segment; or
•
the Index rate of return multiplied by the Upside Participation Rate for the Segment.
If the Index rate of return is negative and between zero and the Buffer, the rate of return for the Segment will equal zero.
If the Index rate of return is negative and is more negative than the Buffer, the rate of return for the Segment will equal the Index rate of return plus the absolute value of the Buffer.
EXAMPLE:
This hypothetical example assumes:
•
Buffer = - 10%
•
Cap = 8%
•
Upside Participation rate = 200%
•
Index Value on the Segment Start Date = 1000
•
Investment Base = $100,000

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date
1	1200	(1200/1000) - 1 = 20.00%	8.00%	$108,000
2	1030	(1030/1000) - 1 = 3.00%	6.00%	$106,000
3	950	(950/1000) - 1 = -5.00%	0.00%	$100,000
4	850	(850/1000) - 1 = -15.00%	-5.00%	$95,000
Scenario 1: the Cap limits the positive Segment rate of return after the 200% upside participation rate is applied.
Scenario 2: the Segment rate of return is 200% of the positive Index rate of return.
Scenario 3: the Buffer reduces the loss to 0%.
Scenario 4: the Buffer reduces the loss to -5%..
Point-to-Point with an Annual Fee (Reduction Rate) and Buffer
The Index rate of return is calculated as follows:
(A/B) – 1 where:
A = the Index Value on the Segment Maturity Date
B = the Index Value on the Segment start date
If the Index rate of return is positive or zero, the rate of return for the Segment will be the lesser of the following:
(1)the Cap for the Segment minus the Total Reduction Rate; or
(2)the Index Rate of Return multiplied by the Upside Participation Rate for the Segment minus the Total Reduction Rate.
If the Segment does not have a Cap, number 1 above does not apply.
If the Index rate of return is negative and between zero and the Buffer, the rate of return for the Segment will equal zero minus the Total Reduction Rate.
If the Index rate of return is negative and is more negative than the Buffer, the rate of return for the Segment will equal the Index rate of return, plus the absolute value of the Buffer, minus the Total Reduction Rate.
The Upside Participation Rate for this Crediting Method is 100% and will not change.

50 RiverSource Structured Solutions annuity — Prospectus

EXAMPLE:
This hypothetical example assumes:
•
Duration = 3 years
•
Buffer = -15%
•
Cap = No Cap
•
Total Reduction Rate = 2.40%
•
Index Value on the Segment start date = 1000
•
Investment Base = $100,000

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date
1	1200	(1200/1000) - 1 = 20.00%	17.60%	$117,600
2	1020	(1020/1000) - 1 = 2.00%	-0.40%	$99,600
3	950	(950/1000) - 1 = -5.00%	-2.40%	$97,600
4	800	(800/1000) - 1 = -20.00%	-7.40%	$92,600
Scenario 1 and 2: the positive Index rate of return is reduced by the 2.40% Total Reduction Rate
Scenario 3: the Buffer reduces the loss to 0% and then the Total Reduction Rate is applied.
Scenario 4: the Buffer reduces the loss to -5.00% and then the Total Reduction Rate is applied.
Annual Lock with a Buffer
The Annual Lock with Buffer crediting method applies to 3- or 6-year Segments and applies the Buffer and Cap for each Contract Year during the Segment term. For an Annual Lock Segment, the Index rate of return is determined each Contract Anniversary during the Segment using the change in Index Value between the prior Contract Anniversary and the current Contract Anniversary. This is similar to the Point-to-Point method, except that a separate Index rate of return is calculated for each Contract Year on each Contract Anniversary during the Segment, instead of for the entire Segment duration. The Cap or Buffer is then applied to the Index rate of return for that Contract Year to determine the annual lock return. The annual lock return is not applied on each Contract Anniversary. Instead, the annual lock returns for each Contract Year of the Segment are used to calculate a cumulative annual lock return which is the Segment rate of return applied on the Segment Maturity Date. In other words, although an annual lock return is calculated each Contract Anniversary during the Segment, the Segment rate of return calculation is not applied until the Segment Maturity Date.
The Segment Value prior to the Segment Maturity Date is still determined by the Segment Value Calculation and is not solely based on annual lock returns calculated for any completed Contract Years during the Segment. The Investment Base during the Segment will not change unless you take a partial surrender. Any partial surrenders during an Annual Lock Segment will reduce the Investment Base in the same proportion that the Segment Value was reduced.
On the Segment Maturity Date, the Segment rate of return is equal to the cumulative results of each successive annual lock return for each Contract Year during the Segment. A 3-year Annual Lock Segment will have three annual lock returns (one for each of the 3 years). A 6-year Annual Lock Segment will have 6 annual lock returns (one for each of the 6 years).
The annual lock return is used only to calculate the performance of an Annual Lock Segment on each Contract Anniversary during the Segment, and to determine the Segment rate of return on the Segment Maturity Date. We also calculate an annual lock value on each Contract Anniversary which applies prior years’ annual lock returns to the current Investment Base. This amount is only to help You track the cumulative annual lock return and is not available to you for surrender, transfer, annuitization or payment as a death benefit.
On each Contract Anniversary during the Segment and on the Segment Maturity Date, the Index rate of return is calculated as follows:
(A/B) – 1 where:
A = the Index Value on that Contract Anniversary
B = the Index Value on the prior Contract Anniversary (use the Index Value on the Contract Date for the first Contract Year)
If the Index rate of return is positive or zero, the annual lock return for the year will be the lesser of the following:
•
the Cap (if applicable) for the Segment; or
•
the Index rate of return.

RiverSource Structured Solutions annuity — Prospectus 51

If the Index rate of return is negative and between zero and the Buffer (inclusive of the Buffer), the annual lock return for the year is zero.
If the Index rate of return is negative and is more negative than the Buffer, the annual lock return for the year will equal the Index rate of return plus the absolute value of the Buffer.
The Segment rate of return is a cumulative rate based on the annual lock return for each year of the Segment.
The Upside Participation Rate for this Crediting Method is 100% and will not change.
EXAMPLE:
This hypothetical example assumes:
•
Duration = 6 years
•
Buffer = -10%
•
Cap = 11%
•
Index Value on the Segment start date = 1000
•
Investment Base = $100,000

Year	Index Value on Prior Anniversary	Index Value on Current Anniversary	Index Rate of Return	Annual Lock Return	Annual Lock Value
1	1000.00	1200.00	(1200.00/1000.00) - 1 = 20.00%	11.00%	$111,000.00
2	1200.00	1260.00	(1260.00/1200.00) -1 = 5.00%	5.00%	$116,550.00
3	1260.00	1197.00	(1197.00/1260.00) - 1 = -5.00%	0.00%	$116,550.00
4	1197.00	957.60	(957.60/1197.00) - 1 = -20.00%	-10.00%	$104,895.00
5	957.60	1072.51	(1072.51/957.60) - 1 = 12.00%	11.00%	$116,433.45
6	1072.51	1147.59	(1147.59/1072.51) - 1 = 7.00%	7.00%	$124,583.79
Year 1: the Cap limits the positive Annual Lock return
Year 2: the positive Index rate of return is below the Cap so there is no limit on the Annual Lock return
Year 3: the Buffer reduces the loss to 0%
Year 4: the Buffer reduces the loss to -10%
Year 5: the Cap limits the positive Annual Lock return
Year 6: the positive Index rate of return is below the Cap so there is no limit on the Annual Lock return
Segment Rate of Return = (1 + 11.00%) x (1 + 5.00%) x (1 + 0.00%) x (1 + -10.00%) x (1 + 11.00%) x (1 + 7.00%) - 1 = 24.58%
Segment Value on Segment Maturity Date = Investment Base x (1+ Segment Rate of Return) = $124,583.79
The Annual Lock return is calculated on each Contract Anniversary during the Segment, subject to the Cap or Buffer. The Annual Lock value is calculated on each Contract Anniversary based on the Annual Lock returns to date.  This value may be different than the Contract Value for the Segment and is not available for surrender.
Point-to-Point with a Contingent Yield and Buffer
The Index rate of return is calculated as follows:
(A/B) – 1 where:
A = the Index Value on the Segment Maturity Date
B = the Index Value on the Segment start date
If the Index rate of return is more negative than the Buffer, the rate of return for the Segment will equal the Index rate of return plus the absolute value of the Buffer; otherwise, the rate of return for the Segment will equal the Contingent Yield for the Segment.
EXAMPLE:
This hypothetical example assumes:
•
Buffer = -10%
•
Contingent Yield = 6%
•
Index Value on the Segment start date = 1000

52 RiverSource Structured Solutions annuity — Prospectus

•
Investment Base = $100,000

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date
1	1100	(1100/1000) - 1 = 10.00%	6.00%	$106,000
2	1030	(1030/1000) - 1 = 3.00%	6.00%	$106,000
3	950	(950/1000) - 1 = -5.00%	6.00%	$106,000
4	850	(850/1000) - 1 = -15.00%	-5.00%	$95,000
Scenarios 1 and 2: the Segment rate of return is equal to the Contingent Yield if the Index rate of return is positive.
Scenario 3: the Segment rate of return is equal to the Contingent Yield if the Index rate of return is negative but the loss does not exceed the Buffer.
Scenario 4: the Buffer reduces the loss to -5%.
EXAMPLE:
This hypothetical example assumes the Segment references two Indexes:
Buffer = -10%
Contingent Yield = 6%
Index #1 Value on the Segment start date = 1000
Index #2 Value on the Segment start date = 2000
Investment Base = $100,000
Scenario	Index #1 Value on Segment Maturity Date	Index #1 Rate of Return	Index #2 Value on Segment Maturity Date	Index #2 Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date
1	1200	(1200/1000) - 1 = 20.00%	2200	(2200/2000) - 1 = 10.00%	6.00%	$106,000
2	1030	(1030/1000) - 1 = 3.00%	2030	(2030/2000) - 1 = 1.50%	6.00%	$106,000
3	950	(950/1000) - 1 = -5.00%	1950	(1950/2000) - 1 = -2.50%	6.00%	$106,000
4	850	(850/1000) - 1 = -15.00%	2100	(2100/2000) - 1 = 5.00%	-5.00%	$95,000
Scenarios 1 and 2: the Index rate of return is based on Index #2 since it is lower; the Segment rate of return is equal to the Contingent Yield if the Index rate of return is positive.
Scenario 3: the Index rate of return is based on Index #1 since it is lower; the Segment rate of return is equal to the Contingent Yield if the Index rate of return is negative but the loss does not exceed the Buffer.
Scenario 4: the Index rate of return is based on Index #1 since it is lower; the Buffer reduces the loss to -5%.
Contingent Yield Point-to-Point with a Trigger
The Index rate of return is calculated as follows:
(A/B) – 1 where:
A = the Index Value on the Segment Maturity Date
B = the Index Value on the Segment start date
If the Index rate of return is more negative than the Trigger, the Segment rate of return will equal the Index rate of return; otherwise, the Segment rate of return will equal the Contingent Yield for the Segment.
This Crediting Method may not always be available.
EXAMPLE:
This hypothetical example assumes:
•
Trigger = -25%
•
Contingent Yield = 6%
•
Index Value on the Segment start date = 1000
•
Investment Base = $100,000

RiverSource Structured Solutions annuity — Prospectus 53

Scenario	Index Value on Segment Maturity Date	Index Rate of Return	Segment Rate of Return	Segment Value on Segment Maturity Date
1	1200	(1200/1000) - 1 = 20.00%	6.00%	$106,000
2	1030	(1030/1000) - 1 = 3.00%	6.00%	$106,000
3	950	(950/1000) - 1 = -5.00%	6.00%	$106,000
4	700	(700/1000) - 1 = -30.00%	-30.00%	$70,000
Scenarios 1 and 2: the Segment rate of return is equal to the Contingent Yield if the Index rate of return is positive
Scenario 3: the Segment rate of return is equal to the Contingent Yield if the Index rate of return is negative but the loss does not exceed the Trigger.
Scenario 4: the Trigger provides no protection if the Index rate of return is negative and the loss exceeds the Trigger.

54 RiverSource Structured Solutions annuity — Prospectus

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Death Benefit
For Contract Owners age 80 or younger
on the date We issue the Contract or the
date of the most recent covered life
change: Pays a death benefit to Your
Beneficiary(ies) equal to the greater of
(1) the Contract Value; or (2) the ROPP
Value.
For Contract Owners age 81 or older on
the date We issue the Contract or the
date of the most recent covered life
change: Pays a death benefit to Your
Beneficiary(ies) equal to the Contract
Value.
N/A
•Only available during the
Accumulation Phase.
•Partial surrenders will reduce the
Contract Value.
•Partial surrenders will proportionally
reduce the ROPP Value, and the
reduction may be greater than the
value withdrawn.
•Contract Value component is based
on the daily Segment Value
Calculation if a death benefit is paid
from the Segments before maturity.
This may cause a loss.

Total Surrender Charge Free Amount	Permits the withdrawal of a portion of the Contract Value each Contract Year without incurring Surrender Charges.	N/A
•Only available during the
Accumulation Phase.
•Surrenders of the Total Surrender
Charge Free Amount may be subject
to taxes and/or tax penalties.
•Based on the daily Segment Value
Calculation if paid from the
Segments before maturity.
•Any unused portion of the Total
Surrender Charge Free Amount may
not be carried over to subsequent
Contract Years.

Hospital or Nursing Home Confinement Waiver	Waives the Surrender Charge on surrenders in the event of confinement to a hospital or nursing home.	N/A
•Only available during the
Accumulation Phase.
•Not permitted for Contract Owners
aged 76 or older on the Contract
issue date.
•Confinement period must be at
least 60 days.
•Confinement must begin after the
Contract Date.
•We must receive Your surrender
request no later than 91 days after
Your release from the hospital or
nursing home.
•Surrenders under the waiver may be
subject to taxes and tax penalties.

Terminal Illness Waiver	Waives the Surrender Charge on surrenders in the event of diagnosis with a terminal illness.	N/A
•Only available during the
Accumulation Phase.
•Illness must meet the criteria as
defined by the waiver.
•Acceptable proof of diagnosis must
be received by Us.
•Surrenders under the waiver may be
subject to taxes and tax penalties.

Automatic Rebalancing	Provides automatic reallocation each Contract Anniversary of Your Contract	N/A	•Only available during the Accumulation Phase.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Value between 1-year Indexed Accounts and the Fixed Account according to Your current allocation instructions.
•If You request a transfer between
accounts, automatic rebalancing
will be cancelled.
•May not be elected while invested
in multi-year Indexed Accounts.
•Certain events will cancel automatic
rebalancing.

Automated Transfer Program
Provides automatic transfers to the
Interim Account in 2 ways: (1) if you
have set up automated partial
surrenders for a fixed dollar amount,
transfers the total annual fixed amount
to the Interim Account on each Contract
Anniversary, or (2) you have set up
automated partial surrenders for any
Contingent Yield earnings, transfers of
any earnings from the Contingent Yield
Segments to the Interim Account on
each Contract Anniversary.
N/A
•Only available during the
Accumulation Phase.
•You will be enrolled in the
automated transfer program if you
have set up automated partial
surrenders of fixed amount to the
Interim Account or you have set up
automated partial surrenders of
Contingent Yield earnings.
•If You cancel automated partial
surrenders, the automated transfer
program will be cancelled.
•Transfers of the fixed amount will
be made from the Fixed Account
first and then proportionately from
any Segments that matured on that
Contract Anniversary.
•Transfers made from Contingent
Yield Segments will be made on
each Contract Anniversary and any
earnings that are greater than $0
will automatically transfer from the
Segments with a Contingent Yield to
the Interim Account. Segments with
a negative return will not have a
transfer. Transferred amounts may
not exceed the Total Surrender
Charge Free Amount.

Elective Lock	Upon exercise, “locks” the Segment Value during a Segment so that the Segment Value does not change for the remainder of the Segment duration.	N/A
•Only available during the
Accumulation Phase.
•Only available for the Indexed
Accounts.
•Only one lock may be exercised for
each Segment.
•An elective lock is irrevocable.
•You will not know the locked-in
Segment Value prior to requesting
an elective lock. The locked-in
Segment Value could be lower than
You anticipated.
•Surrenders will reduce the locked
Segment Value.
•Buffer, Floor or Trigger will not be
applied to the locked value.
•If You lock in the Segment Value
when the Segment has declined in

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations

value, You will lock in a loss.
•Locked value will not participate in
Index performance (positive or
negative) for the remainder of the
Segment Term, and will not receive
a Segment rate of return on the
Segment Maturity Date.
•For multi-year Segments, when the
Segmant Value is locked, the
Segment Maturity Date will be
changed to the next Contract
Anniversary if it was originally a
later Contract Anniversary date.
•There may not be an optimal time
to request an elective lock.
•We will not advise You as to
whether You should exercise the
elective lock or the optimal time for
doing so.

Transfers
You may request a transfer once each Contract Year during the 30-day Transfer Window that ends on the Contract Anniversary. You may transfer Contract Value in the Fixed Account, Interim Account, and any Segments that mature on the next Contract Anniversary (excluding any Contract Value in the Interim Account for the automated transfer program) to the Fixed Account and any available Indexed Accounts. If you are using the optional automated transfer program, the Contract Value that can be transferred will be reduced for any amounts that are transferred automatically to the Interim Account. You may not request a transfer from any Segments that will not mature on the next Contract Anniversary. We reserve the right to limit the percentage of Contract Value in the Fixed Account and to prohibit or limit transfers to the Fixed Account at any time in Our sole discretion on a non-discriminatory basis with notification. Currently, there are no limitations or prohibitions in place.
If You are providing transfer instructions and You intend to take a full or partial surrender after the Surrender Charge period and shortly after Segments mature, You may want to consider reallocating all or a portion of Segment Values to the Fixed Account as Segments mature. Immediately after a Segment starts, the Segment Value is reduced to reflect transaction costs for assets that support the features of the Contract and the Segment Value may be less than the amount that was allocated to the Segment. Transaction costs are the highest right after a Segment starts and if a surrender occurs shortly after a new Segment begins, there may be insufficient opportunity for other factors (e.g., Index returns) to increase the Segment Value to offset the transaction costs.
Transfers requested during the Transfer Window will be effective as of the next Contract Anniversary. If the last day of the Transfer Window is not a Business Day, the transfer instructions must be completed by the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier) on the prior Business Day. You may request a transfer by Written Request or other method agreed to by Us.
Keep in mind that We will notify You of the available Indexed Accounts, as well as the renewal interest rates, Caps, Contingent Yields, Upside Participation Rates, and Annual Fees (Reduction Rates) at least 14 days before Your Contract Anniversary. You may want to wait until You receive this information before requesting a transfer.
We reserve the right to prohibit or limit any transfers to an Indexed Account that would have a Segment Maturity Date after the Annuitization Start Date.
We also reserve the right to limit in Our sole discretion how the Contract Value can be allocated among the Fixed Account and available Indexed Accounts, such as requiring a minimum amount in each Segment or limiting the number of open Segments. Currently, there are no limitations in place.
On the Contract Anniversary
1.
If You are enrolled in the Automated Transfer Program, We will transfer up to the annual total of the automated partial surrenders or any positive Contingent Yield earnings (depending on the option You elect) to the Interim Account (see

RiverSource Structured Solutions annuity — Prospectus 57

"Surrenders - Automated Transfer Program"). Any transfer instructions or automatic rebalancing will apply to any remaining Contract Value in the Interim Account, Fixed Account, and any Segments that mature on the next Contract Anniversary;
2.
The Contract Value (excluding any amounts in the Interim Account for the automated transfer program) will be transferred according to instructions received during the Transfer Window as described above.
3.
If no transfer instructions are received and You have elected automatic rebalancing, We will make automatic transfers using Your current election instructions and according to any procedures that are currently in effect. You may change Your election instructions at any time.
4.
If 2 and 3 do not apply the following will automatically occur:
•
if automated partial surrenders have been canceled, any Contract Value in the Interim Account will be transferred to the Fixed Account;
•
any Contract Value in the Interim Account that exceeds the annual total of any fixed dollar automated partial surrenders will be transferred to the Fixed Account; and
•
any Contract Value in a Segment that is maturing (excluding any amounts transferred for the automated transfer program) will renew into a new Segment for the same Indexed Account. If the Indexed Account is no longer available, the Contract Value in that Segment will need to be transferred to a different Indexed Account or the Fixed Account. If no instructions are received, the Segment Value will be transferred to the Fixed Account on the Contract Anniversary. We will send You written notification showing the available Indexed Accounts at least 14 days before the Contract Anniversary if You have Contract Value that can be transferred on that Contract Anniversary.
Automatic Rebalancing
If You are only invested in the Fixed Account and/or 1-Year Indexed Accounts, You have the option to elect to have automatic rebalancing for Your Contract. You can elect this option any time by sending Us a Written Request or by other method agreed to by Us. If automatic rebalancing is elected, on each Contract Anniversary We will reallocate Your Contract Value between all Fixed and 1-Year Indexed Accounts according to Your current election instructions for the Contract. Balances in the Interim Account (excluding any amounts in the Interim Account for the automated transfer program) will be reallocated to the Fixed and Indexed Accounts according to Your current election instructions; however, no balances will be moved into the Interim Account since the Interim Account cannot be part of Your current election instructions.
If You request a transfer between accounts, automatic rebalancing will be cancelled and will not occur on the Contract Anniversary. You can re-enroll in automatic rebalancing after the Contract Anniversary.
If a Contract currently has multi-year Segments open, You must wait for them all to mature, transfer all the money out of the multi-year indexed accounts, and then You can request to turn on automatic rebalancing to be effective on the following Contract Anniversary.
Automatic rebalancing will turn off upon any ownership change, including spousal continuation and inherited IRA set up after death. The new owner would need to request the feature to be turned on and provide updated election instructions at that time.
We reserve the right to cancel automatic rebalancing at any time, for any reason.
You may discontinue automatic rebalancing at any time by sending Us a Written Request or by other method agreed to by Us.
Optional Automated Transfer Program (known as “Automated Partial Surrender Transfer Program” in Your Contract)
If you participate in the automated transfer program (the “Program”) and you are taking partial surrenders on a periodic basis as described below, You agree to transfer those amounts, if any, to the Interim Account.
There are two ways you can participate in this Program.
Option 1: Transfer Fixed Amount to the Interim Account. If you have set up automated partial surrenders for a fixed dollar amount, and You elect this Program, on each Contract Anniversary we will automatically transfer the annual total of your automated partial surrenders (or the amount available to transfer, if less) to the Interim Account. The amount transferred to the Interim Account will not include the impact of any surrender charges. Transfers will be taken from the Fixed Account first and then proportionately from any Segments that matured on that Contract Anniversary, up to the total amount available in those accounts. We will not transfer from any Segments that are not maturing on that Contract Anniversary. For example, if you have elected an automated partial surrender of $100 per month, on each Contract

58 RiverSource Structured Solutions annuity — Prospectus

Anniversary We will automatically transfer $1,200 from the Fixed Account to the Interim Account. If the value in the Fixed Account is insufficient to complete this transfer, we will then transfer the remaining amount proportionately from the Segments that matured on that anniversary, to the extent possible.
Option 2: If you have money allocated to Contingent Yield Indexed Accounts and you have set up automated partial surrenders for any Contingent Yield earnings, then You will be enrolled in the Program. On each Contract Anniversary, we will automatically transfer any earnings that are greater than $0 from the Segments with a Contingent Yield to the Interim Account (subject to the Total Surrender Charge Free Amount). For example, if the Contingent Yield earnings in two Segments are $1,000 and $500, we will automatically transfer those amounts from each Segment and move $1,500 to the Interim Account on the Contract Anniversary. We will not transfer amounts from Segments with a negative return or Segments without a Contingent Yield.
For option 2 only, the Contingent Yield earnings transferred to the Interim Account cannot exceed the Total Surrender Charge Free Amount. If the transfer is limited by the Total Surrender Charge Free Amount, then the amount transferred will be proportional to the positive earnings, if any, in each Segment with a Contingent Yield. For example, if the Contingent Yield earnings in two Segments are $1,000 and $500 on the Contract Anniversary and the Total Surrender Charge Free Amount is $1,200, then we will automatically transfer $800 and $400 respectively from the two Segments and move $1,200 to the Interim Account.
For both options, partial surrenders are deducted from the Interim Account first so You may find this Program beneficial if You wish to limit partial surrenders from Segment Values that are subject to daily fluctuations and to avoid the Segment Value Calculation before the Segment Maturity Date.
You may cancel this Program at any time. If You cancel this Program or if you cancel automated partial surrenders, any Contract Value in the Interim Account will remain in that account until the next Contract Anniversary. We reserve the right to no longer offer this Program at any time.
Surrenders
You may surrender all or part of Your Contract Value at any time before the Annuitization Start Date by sending Us a Written Request or by other method agreed to by Us. Federal and state income taxes may apply to distributions from the Contract and a 10% penalty tax may apply if the distribution occurs before Your age 59½. See “Taxes.”
Partial surrenders and full surrenders may be subject to Surrender Charges during the Surrender Charge Period. Certain surrenders are not subject to Surrender Charges. See “Surrender Charge” below.
Your surrender will normally be paid to You within seven Days of the receipt of Your Written Request and the return of this Contract, if required. We reserve the right to defer surrenders for any period the U.S. Securities and Exchange Commission determines the existence of emergency conditions and, consequently, the NYSE does not open for regular trading. Following any required regulatory approval, We have the right to defer payment for up to six months from the date We receive Your request. In such circumstance, the delay will be made in accordance with the requirements of the state in which the Contract is issued for delivery.
For a partial surrender, unless You request otherwise, the surrender will be deducted from the Interim Account first. If needed, any remaining amount will be deducted from the Fixed Account and then pro-rata from all Indexed Accounts. You may specify the partial surrender is to be deducted from the Fixed and/or a specific Indexed Account(s). If an Indexed Account has multiple open Segments, the specified surrender will be deducted pro-rata from all open Segments for that Indexed Account. If You die following a surrender request, payment will be made to Your estate. Any amount surrendered is irrevocable. Upon surrender for the Surrender Value, this Contract will terminate.
The full surrender value at any time will be the Contract Value immediately prior to the surrender less any Surrender Charge.
For a partial surrender, the amount paid to You will equal the amount withdrawn from the Contract Value, less any Surrender Charge. For a partial surrender of a specific dollar amount, We will determine the amount of Contract Value that needs to be surrendered, which after any Surrender Charge, will equal the amount You request.
Any amount withdrawn from a Segment before the Maturity Date will use the Segment Value Calculation (based on the Investment Base, proxy value and a prorated Cap or prorated Contingent Yield, if applicable) to determine the value. Please keep in mind that Segment Values prior to maturity will fluctuate daily and may be lower than what was originally allocated to an Indexed Account, even when the Index has positive returns. This means that there could be less money available for full and partial surrenders (including RMDs and the Total Surrender Charge Free Amount) during the Segment. Please see “Contract Fees, Charges, and Value Adjustments – Segment Value Calculation” for more information. Please keep in mind that the Interim Account and Fixed Account are not impacted by this calculation or exposed to market volatility. You should discuss with Your financial and/or tax adviser before requesting a partial surrender and which accounts it should come from.

RiverSource Structured Solutions annuity — Prospectus 59

Any partial surrender You take under the Contract will reduce Your Contract Value. As a result, the value of Your Return of Purchase Payment death benefit , if applicable, will also be proportionately reduced. See “Death Benefit” for more information.
In addition, surrenders You are required to take to satisfy the RMDs under the Code may reduce the value of Your death benefit (see “Taxes — Qualified Annuities — Required Minimum Distributions”).
If You take a partial surrender from a Segment, the Segment Value is reduced by the dollar amount of the partial surrender, including any applicable Surrender Charges and any applicable taxes. If the partial surrender is taken before the Segment Maturity Date, the Investment Base for each Segment will be reduced proportionally based on the percentage the Segment Value is reduced. This means that if the Segment Value is higher than the Investment Base at the time of a partial surrender, then the Investment Base is reduced by an amount that is less than the dollar amount withdrawn. Conversely, if the Segment Value is lower than the Investment Base at the time of a partial surrender (which is due to the Segment Value Calculation) , then the Investment Base is reduced by an amount that is more than the dollar amount withdrawn. Whether the Segment Value will be higher or lower than the Investment Base is generally dependent upon the performance of the Index in addition to other factors. See “Valuing Your Investment - Segment Value Calculation for Indexed Account(s)” for more information.
This mechanism allows the new Segment Value to reflect the current proxy value at all times during a Segment before the Segment Maturity Date.  As an analogy, when a shareholder of a security sells shares of the security to obtain a given dollar amount of proceeds, the number of shares still owned by the shareholder following the sale will be more or less depending on how low or high the share price was at the time of sale. A reduction in the Investment Base negatively impacts the Segment Value for the remainder of the Segment and will result in a lower Segment Value on the Maturity Date.
For each Segment that is reduced by a partial surrender, the Investment Base for that Segment will be reduced proportionately by:
a × b	where:
c

a	=	the amount of the partial surrender deducted from the Segment
b	=	the Investment Base for the Segment on the date of (but prior to) the surrender
c	=	the value in the Segment on the date of (but prior to) the surrender
See Appendix C for examples.
Receiving Payment

1 By regular or express mail
•
payable to You;
•
mailed to address of record.
NOTE: We will charge You a fee if You request express mail delivery.

2 By wire or other form of electronic payment
•
request that payment be wired to your bank;
•
pre-authorization required.
We may choose to permit You to have checks issued and delivered to an alternate payee or to an address other than Your address of record. We may also choose to allow You to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the Owner or to an address other than the address of record. These requirements will be designed to ensure Owner instructions are genuine and to prevent fraud.
We may postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
Suspension or Delay of Payments or Transfers
We may be required to suspend or delay the payment of death benefits, the calculation of Segment Values before and at maturity, surrenders and transfers when we cannot obtain an Index Value under the following circumstances:
(i) the NYSE is closed (other than customary weekend and holiday closings);

60 RiverSource Structured Solutions annuity — Prospectus

(ii) trading on the NYSE is restricted;
(iii) an emergency exists such that we cannot value Segments; or
(iv) during any other period when a regulator by order, so permits.
How to Request a Transfer or Surrender
You can request a transfer or surrender by Written Request or any other method agreed upon by Us.
Minimum amount
Surrenders:	$250*

Maximum amount
Surrenders:	Contract Value
*
The contract value after a partial surrender must be at least $500.
By automated partial surrenders
Your financial advisor can help You set up automated partial surrenders. You can start or stop this service by Written Request or other method acceptable to Us. You must allow 30 days for Us to change any instructions that are currently in place.
•
We currently offer two options, but only one is available at a time:
1. Fixed Dollar Amount - You elect the dollar amount and the frequency (e.g. $100 per month). Any automated partial surrender that exceeds the amount in the Interim Account and the Fixed Account will be deducted pro-rata from all open Segments using the current Segment Value. You do not have an option to request from which account to surrender.
2. Contingent Yield Earnings - You can elect this option if any portion of Your contract value is currently allocated to any of the Contingent Yield Indexed Accounts. On each contract anniversary, any positive Contingent Yield earnings (up to the Total Surrender Charge Free Amount) will be transferred to the Interim Account under the Automated transfer program (see ”Automated Transfer Program”). Each automated partial surrender amount will be equal to the remaining Interim Account value divided by the number of remaining automated partial surrenders for that contract year (based on the frequency you elect). If there are no positive Contingent Yield earnings or if the Interim Account value is zero, no automated partial surrenders will be processed for the remainder of that contract year.
•      Automated partial surrenders may result in taxes and/or tax penalties on all or part of the amount surrendered.
Minimum amount: $50	(we may waive the minimum amount for certain automated partial surrender options)

Maximum amount: None
By telephone
Please work with Your financial advisor or call our corporate office at 1-800-862-7919 to request a surrender.
Minimum amount
Surrenders:	$250

Maximum amount
Surrenders:	$100,000
We answer telephone requests promptly, but You may experience delays when the call volume is unusually high.
We will honor any telephone transfer or surrender requests that We believe are authentic and We will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as We follow the procedures, We (and Our affiliates) will not be liable for any loss resulting from fraudulent requests.
You may request that telephone transfers or surrenders not be authorized from Your account by writing to Us. Transfers requested during the Transfer Window will be effective as of the next Contract Anniversary.
Death Benefit
We will pay the death benefit to Your beneficiary upon Your death if You die before the Annuitization Start Date with the Contract Value greater than zero. If a Contract has more than one person as the Owner, We will pay benefits upon the first to die of any Owner.

RiverSource Structured Solutions annuity — Prospectus 61

If You are age 80 or younger on the date We issue the Contract or the date of the most recent covered life change, We will pay the beneficiary the greater of:
•
the Contract Value;
•
the Return of Purchase Payments (ROPP) Value.
If You are age 81 or older on the date We issue the Contract or the date of the most recent covered life change, We will pay the beneficiary the Contract Value.
If You take a partial surrender, the ROPP Value will be reduced proportionally based on the percentage of Contract Value that is withdrawn. This means that if the Contract Value is higher than the ROPP Value at the time of a partial surrender, then the ROPP Value is reduced by an amount that is less than the dollar amount withdrawn.  Conversely, if the Contract Value is lower than the ROPP Value at the time of a partial surrender, then the ROPP Value is reduced by an amount that is more than the dollar amount withdrawn.
Here are some terms that are used to describe the death benefit:
Covered Life Change: is either continuation of the Contract by a spouse under the spousal continuation provision, or an ownership change where any Owner after the ownership change was not an Owner prior to the change.
ROPP Value: the initial ROPP value is the total purchase payments on the Contract Date. Adjustments are made to the ROPP value in the following circumstances:
•
Additional purchase payments will be added to the ROPP value.
•
Partial surrenders will result in adjustments for partial surrenders (see below) subtracted from the ROPP value. Partial surrenders may reduce the ROPP value by more than the amount of the partial surrender.
•
After a covered life change for a spouse who continues the Contract, the ROPP value is reset to the Contract Value on the date of continuation after any increases to the Contract Value due to the death benefit that would otherwise have been paid.
•
After a covered life change other than for a spouse who continues the Contract: if the prior Owner was eligible for the ROPP, the ROPP value is reset on the Business Day We receive Your Written Request for the covered life change to the lesser of A or B where:
A = the Contract Value on that date, and
B = the ROPP value on that date (but prior to the reset).
If the prior Owner was not eligible for the ROPP (i.e. the prior Owner was age 81 or older), the ROPP value is set on the Business Day We receive Your Written Request for the "covered life change" as the Contract Value on that date.
Adjustments for Partial Surrenders: Adjustments for partial surrenders are calculated for each partial surrender using the following formula:
Adjusted partial surrenders	=	a × b
c

a	=	the amount Your Contract Value is reduced by the partial surrender.
b	=	the ROPP value on the date of (but prior to) the partial surrender.
c	=	the Contract Value on the date of (but prior to) the partial surrender.
Examples – ROPP death benefit:
Assumptions:
•
You purchase the contract with a payment of $100,000: and
•
During the second Contract Year You take a $5,000 (including Surrender Charge) partial surrender. Contract Value will be reduced by the dollar amount of the partial surrender.

#1 Down Market Example:
Contract Value (before the partial surrender):	$85,000.00
Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$100,000.00
minus adjusted partial surrenders, calculated as:
$5,000 × $100,000 =	–5,882.35
$85,000
for a ROPP death benefit of:	$94,117.65

62 RiverSource Structured Solutions annuity — Prospectus

The Death Benefit is greater of Contract Value (after the partial surrender) and ROPP:	$94,117.65

#2 Up Market Example:
Contract Value (before the partial surrender):	$110,000.00
Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$100,000.00
minus adjusted partial surrenders, calculated as:
$5,000 × $100,000 =	–4,545.45
$110,000
for a ROPP death benefit of:	$95,454.54
The Death Benefit is greater of Contract Value (after the partial surrender) and ROPP:	$105,000.00
If You Die Before the Annuitization Start Date
When paying the beneficiary, We will process the death claim on the Business Day Our death claim requirements are fulfilled. We will determine the Contract Value on that Business Day using the method described in “Valuing Your Investments.” We will pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
When paying multiple beneficiaries, We will process the death claim of each beneficiary on the Business Day when the beneficiary fulfills all death claim requirements. We will determine the beneficiary’s share of the death benefit on that Business Day using the method described in “Valuing Your Investments.” The remaining Contract Value remains invested as was specified at time of death. We will pay interest, if any, at a rate no less than required by law. We will mail payment to a beneficiary within seven days after Our death claim requirements are fulfilled.
Nonqualified annuities
If Your spouse is sole beneficiary and You die before the Annuitization Start Date, Your spouse may keep the Contract as Owner with the Contract Value equal to the death benefit that would otherwise have been paid. To do this Your spouse must, on the date Our death claim requirements are fulfilled, give Us written instructions to continue the Contract as Owner.
If Your beneficiary is not Your spouse, or Your spouse does not elect spousal continuation, We will pay the beneficiary a single sum unless You give Us other written instructions. Generally, We must fully distribute the death benefit within five years of Your death. However, the beneficiary may receive payments under any annuity payment plan available under this Contract if:
•
the beneficiary elects in writing, and payments begin, no later than one year after Your death, or other date as permitted by the IRS; and
•
the payment period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
•
Spouse beneficiary: If You have not elected an annuity payment plan, and if Your spouse is the sole beneficiary, Your spouse may either elect to treat the Contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payment plan or another plan agreed to by Us. If Your spouse elects a payment option, the payments must begin no later than the year in which You would have reached age 73. If You attained age 73 or older at the time of death, payments must begin no later than Dec. 31 of the year following the year of Your death.
Your spouse may elect to assume ownership of the Contract with the Contract Value equal to the death benefit that would otherwise have been paid. To do this Your spouse must, on the date our death claim requirements are fulfilled, give Us written instructions to continue the Contract as Owner.
If You purchased this Contract as an inherited IRA and Your spouse is the sole beneficiary, he or she can elect to continue this Contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on Your life expectancy.
If You purchased this Contract as an inherited IRA and Your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for his or her share of the death benefit. No additional purchase payments will be accepted. The death benefit payable on the death of the spouse beneficiary is the Contract Value.
•
Non-spouse beneficiary: If you have not elected an annuity payment plan, the beneficiary is required to withdraw his or her entire inherited interest within 10 years of the date of death of the owner unless they qualify as an “eligible designated beneficiary.” Eligible designated beneficiaries may continue to take proceeds out over their life expectancy. Eligible designated beneficiaries include:
•
the surviving spouse;

RiverSource Structured Solutions annuity — Prospectus 63

•
a lawful child of the owner under the age of majority (remaining amount must be withdrawn within 10 years, once the child reaches the age of majority);
•
disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy for an eligible designated beneficiary. (Payout plans are limited if the beneficiary is not an eligible designated beneficiary.)
•
Annuity payment plan: If You elect an annuity payment plan which guarantees payments to a beneficiary after death, the payments to Your beneficiary will continue pursuant to the annuity payment plan You elect, subject to adjustment to comply with the IRS rules and regulations.
Any amounts payable or applied by Us as described in this section will be paid upon Our receipt of due proof of death. This includes all documents needed to complete a beneficiary’s claim including:
1.
information sufficient to determine Our liability and the appropriate payee legally entitled to the proceeds; and
2.
if proceeds depend on the action of parties other than Us, the date that legal impediments to payment are resolved and sufficient evidence is provided to Us.
If the beneficiary elects an annuity payment plan, such beneficiary shall be the Annuitant for purposes of a lifetime payment plan.
If You Die After the Annuitization Start Date
If You die after the Annuitization Start Date, the death benefit detailed earlier is no longer effective and the amount payable, if any, will depend on the annuity payment plan then in effect.
For more information and a description of the plans, see “Annuity Payment Plans” below.
Death of the Owner. If an Owner dies after the Annuitization Start Date, Annuity Payments continue to any surviving Owner, otherwise to the beneficiaries, according to the annuity payment plan in effect.
Death of the Annuitant or of a beneficiary receiving payments under an annuity payment plan: If the last surviving Annuitant dies after the Annuitization Start Date, Annuity Payments continue to any surviving Owners, otherwise to the beneficiaries, for the remainder of any guaranteed period. If there is no remaining guaranteed period, Annuity Payments cease.
In any event, amounts remaining payable must be paid at least as rapidly as payments were being made at the time of such death.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the Contract’s Annuitization Start Date (the latest day on which income payments may begin under the Contract) or 2) the date the death benefit is due and payable. If a Contract reaches the Annuitization Start Date or We determine a death benefit is payable, We will use our best efforts to locate You or designated beneficiaries. If We are unable to locate You or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or You last resided, as shown in Our books and records, or to Our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment and ensure an effective process for Your beneficiaries, it is important that Your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to Your address or beneficiary designations should be sent to Our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If Your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the Owner (Annuitant for non-natural Owners) or the unclaimed death benefits will be presumed abandoned and subject to escheatment.

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Annuity Payment Period
As Owner of the Contract, You have the right to decide how and to whom annuity payments will be made starting on the Annuitization Start Date. You must select one of the annuity payment plans outlined below, or We may mutually agree on other payment arrangements. We do not deduct Surrender Charges upon annuitization, but Surrender Charges may be applied when electing to exercise liquidity features We may make available under certain annuity payment options. If You annuitize from the Segments before the Segment Maturity Date, the amount applied to Annuity Payments will be based on the Segment Value Calculation. See “Contract Fees, Charges, and Value Adjustments” for more information.
Annuity Payments
Annuity Payments will start on the scheduled Annuitization Start Date. You can change this date as explained in the “Change of Annuitization Start Date” below. If You want to start Annuity Payments before the scheduled Annuitization Start Date, You can request Annuity Payments to start at any time with 30 Days notice.
The amount applied to an Annuity Payment plan will be the Contract Value on Your Annuitization Start date (less any applicable premium tax). See “Premium Taxes” below. Additionally, We currently allow You to use part of the Contract Value to apply to Annuity payments, leaving any remaining Contract Value as currently allocated in any existing Segments and Fixed Account  to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of Your annuity Contract, see “Taxes – Nonqualified Annuities – Annuity payments” and “Taxes – Qualified Annuities – Annuity payments.”
Annuity Payments are fixed and do not participate in the performance of any external Indexes.
The first payment will be made as provided by the selected plan. Before the first payment is sent, We will require satisfactory proof of the Annuitant's (and any Joint Annuitant’s) age and that the Annuitant is alive. We may also require that You exchange this Contract for a supplemental Contract which provides the Annuity Payments.
Annuity payments begin on the Annuitization Start Date.
Change of Annuitization Start Date
The scheduled Annuitization Start Date is the later of:
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the Contract Anniversary on or after Your 95th birthday, or
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the 10th Contract Anniversary.
You may change this date to any Contract Anniversary date by Written Request or other method agreed to by Us. The new date cannot be later than the scheduled Annuitization Start Date, unless We agree otherwise.
Annuity Tables
The annuity table in Your Contract shows the amount of the monthly payment for each $1,000 of Contract Value according to the Annuitant’s age and, when applicable, the Annuitant’s gender. (Where required by law, We will use a unisex table of annuity payment rates.)
The table shows the minimum amount of each fixed payment. We declare current payment rates that We use in determining the actual amount of Your fixed annuity payment. The current payment rates will equal or exceed the guaranteed payment rates shown in the table. We will furnish these rates to You upon request.
Annuity Payment Plans
Annuity Payments must be made on a fixed dollar basis. You can schedule receipt of Annuity Payments according to one of the Plans A through D or another plan agreed to by Us. You may choose any one of these annuity payment plans by giving Us written instructions at least 30 days before the Annuitization Start Date:
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Plan A: Life Income Non-Refund: We make monthly payments until the Annuitant's death. Payments end with the last payment before the Annuitant's death. We will not make any further payments. This means that if the Annuitant dies after We made only one monthly payment, We will not make any more payments.
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Plan B: Life Income with Guaranteed Period: We make monthly payments for a guaranteed payment period of five, ten, or 15 years that You elect. This election will determine the length of the payment period in the event if the Annuitant dies before the elected period expires. We calculate the guaranteed payment period from the Annuitization Start Date. If the Annuitant outlives the elected guaranteed payment period, We will continue to make payments until the Annuitant's death.
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Plan C: Life Income with Installment Refund: We make monthly payments until the Annuitant's death, with Our guarantee that payments will continue for some period of time. We will make payments for at least the number of months determined by dividing the amount applied under this option by the first monthly payment, whether or not the Annuitant is living.

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Plan D: Joint and Survivor Life Income Non-Refund: We make monthly payments while both the Annuitant and a joint Annuitant are living. If either Annuitant dies, we will continue to make monthly payments at the full amount until the death of the surviving Annuitant. Payments end with the death of the second Annuitant.
For Plan A, if the Annuitant dies before the initial payment, no payments will be made and no death benefit is payable to the beneficiary. For Plan B, if the Annuitant dies before the initial payment, the payments will continue for the guaranteed payment period. For Plan C, if the Annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both Annuitants die before the initial payment, no payments will be made and no death benefit is payable to the beneficiary; however, if one Annuitant dies before the initial payment, the payments will continue until the death of the surviving Annuitant.
In addition to the annuity payment plans described above, We may offer additional payment plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the annuitization amount (less any annuity payments made and any premium tax paid) in the event of the Annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payments. Terms and conditions of annuity payment plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payments You would otherwise receive or result in payments ceasing.
Utilizing a liquidity feature to surrender the underlying value of remaining payments may result in the assessment of a Surrender Charge (See “Contract Fees, Charges and Value Adjustments — Surrender Charges”) or a 10% IRS penalty tax. (See “Taxes.”).
Annuity payment plan requirements for qualified annuities: If Your Contract is a qualified annuity, You have the responsibility for electing a payment plan under Your Contract that complies with applicable law. Your Contract describes Your payment plan options. The options will meet certain IRS regulations governing RMDs if the payment plan meets the incidental distribution benefit requirements, if any, and the payments are made:
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in equal or substantially equal payments over a period not longer than Your life expectancy or over the joint life expectancy of You and Your designated beneficiary; or
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over a period certain not longer than Your life expectancy or over the life expectancy of You and Your designated beneficiary.
You must select a payment plan as of the Annuitization Start Date set forth in Your Contract.
If We do not receive instructions: You must give Us written instructions for the annuity payments at least 30 days before the Annuitization Start Date. If You do not, We will make payments under Plan B, with 120 monthly payments guaranteed.
If monthly payments would be less than $20: We will calculate the amount of monthly payments at the time amounts are applied to a payment plan. If the calculations show that monthly payments would be less than $20, We have the right to pay the amount that would otherwise have been applied to a plan to the Owner in a lump sum or to change the frequency of the payment.
Death after annuity payments begin: If You die after annuity payments begin, We will pay any amount payable to any surviving owner, otherwise to the beneficiary as provided in the annuity payment plan in effect.
Premium Taxes
Certain state and local governments impose premium taxes on Us (up to 3.5%). These taxes depend upon Your state of residence or the state in which the Contract was issued. Currently, We deduct any applicable premium tax when annuity payments begin, but We reserve the right to deduct this tax at other times such as when You make purchase payments or when You make a full surrender from Your Contract.
Taxes
Under current law, Your Contract has a tax-deferral feature. Generally, this means You do not pay income tax until there is a taxable distribution (or deemed distribution) from the Contract. We will send a tax information reporting form for any year in which We made a taxable or reportable distribution according to Our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity Contract over the investment in the Contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same Owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

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Annuity payments: Generally, unlike surrenders described below, the income taxation of annuity payments is subject to exclusion ratios. In other words, in most cases, a portion of each payment will be ordinary income and subject to tax, and a portion of each payment will be considered a return of part of Your investment in the Contract and will not be taxed. All amounts You receive after Your investment in the Contract is fully recovered will be subject to tax. Under Annuity Payment Plan A: Life annuity — no refund, where the Annuitant dies before Your investment in the Contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the Owner for the last taxable year. Under all other annuity payout plans, where the annuity payments end before Your investment in the Contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payments end. (See “Annuity Payment Period — Annuity Payment Plans.”)
Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a Contract is partially annuitized, the investment in the Contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if You surrender all or part of Your nonqualified annuity before the Annuitization Start date Your surrender will be taxed to the extent that the Contract Value immediately before the surrender exceeds the investment in the Contract. Application of Surrender Charges may alter the manner in which We tax report the surrender. Different rules may apply if You exchange another contract into this Contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income You make before reaching age 59½ unless certain exceptions apply.
Withholding: If You receive taxable income as a result of an annuity payment or surrender, We may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as You have provided us with a valid Social Security Number or Taxpayer Identification Number, and You have a valid U.S. address, You may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payment plan, We generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if You want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion unless You elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or You are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow You to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payments and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified Contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount Your beneficiary receives that exceeds the remaining investment in the Contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See “Death Benefits — If You Die Before the Annuitization Start Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.

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Penalties: If You receive amounts from Your nonqualified annuity before reaching age 59½, You may have to pay a 10% IRS penalty on the amount includable in Your ordinary income. However, this penalty will not apply to any amount received:
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because of Your death or in the event of nonnatural ownership, the death of the Annuitant;
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because You become disabled (as defined in the Code);
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if the distribution is part of a series of substantially equal periodic payments, made at least annually, over Your life or life expectancy (or joint lives or life expectancies of You and Your beneficiary);
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if it is allocable to an investment before Aug. 14, 1982; or
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if annuity payments are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if You transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original Owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new Owner’s investment in the Contract will be equal to the investment in the Contract at the time of the transfer plus any earnings included in the original Owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if You transfer ownership for a full consideration. Please consult Your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the Contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply. Depending on the Contract date of Your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult Your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If You assign or pledge Your Contract as collateral for a loan, earnings on purchase payments You made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to Your retirement plan’s Summary Plan Description, Your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to Your situation.
When You use Your Contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the Contract will not provide any necessary or additional tax deferral. If Your Contract is used to fund an employer sponsored plan, Your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the Contract.
Annuity payments: Under a qualified annuity, except a Roth IRA, the entire payment generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which You made non-deductible contributions; or (2) You rolled after-tax dollars from a retirement plan into Your IRA; or (3) the contract is used to fund a retirement plan and You or Your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and You direct such payment to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If We accept partial annuitizations, please remember that Your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to

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considering a partial annuitization on a qualified contract, You should discuss Your decision and any implications with Your tax adviser. Because We cannot accurately track certain after-tax funding sources, We will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payments from Roth IRAs: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if You have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which You made non-deductible contributions; or (2) You rolled after-tax dollars from a retirement plan into Your IRA; or (3) the contract is used to fund a retirement plan and You or Your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and You direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if You have attained age 59½ and meet the five year holding period.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of Your Contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of Your Contract for RMD purposes. This may cause Your RMD to be higher. You should consult Your tax advisor prior to making a purchase for an explanation of the potential tax implications to You. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If You receive taxable income as a result of an annuity payment or a surrender, We may deduct withholding against the payment. Any withholding represents a prepayment of Your tax due for the year. You take credit for these amounts on Your annual income tax return. As long as You have provided Us with a valid Social Security Number or Taxpayer Identification Number, You can elect not to have any withholding occur.
If the payment is part of an annuity payment plan, We generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if You want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion unless You elect a different percentage via our Form W-4R or another acceptable method. The federal income tax withholding requirements differ if We deliver payment outside the United States or You are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, We may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If You receive directly all or part of the Contract Value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payment is made from the plan. Any withholding represents a prepayment of Your tax due for the year. You take credit for these amounts on Your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, You elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless You elect otherwise.
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the payment is one in a series of substantially equal periodic payments, made at least annually, over Your life or life expectancy (or the joint lives or life expectancies of You and Your designated beneficiary) or over a specified period of 10 years or more;
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the payment is a RMD as defined under the Code;
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the payment is made on account of an eligible hardship; or
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the payment is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If You receive amounts from Your qualified Contract before reaching age 59½, You may have to pay a 10% IRS penalty on the amount includable in Your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of Your death;
•
because You become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over Your life or life expectancy (or joint lives or life expectancies of You and Your beneficiary);

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if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
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to pay certain medical or education expenses (IRAs only); or
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if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If You made non-deductible contributions to a traditional IRA, the portion of any distribution from the Contract that represents after-tax contributions is not taxable as ordinary income to Your beneficiary. You are responsible for keeping all records tracking Your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See “Death Benefits — If You Die Before the Annuitization Start Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, You may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract You have does not support an intra-contract rollover, You are able to request an IRS approved rollover to another annuity contract or other investment product that You choose. If You choose another annuity contract or investment product, You will be subject to new rules, including a new Surrender Charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge Your qualified Contract as collateral for a loan.
Other
Important: Our discussion of federal tax laws is based upon Our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, You should consult a tax advisor if You have any questions about taxation of Your Contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code.
Tax qualification: We intend that the Contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the Contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the Contract. We reserve the right to amend the Contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the Contract to any applicable changes in the tax qualification requirements. We will send You a copy of any amendments.
Spousal status: When it comes to Your marital status and the identification and naming of any spouse as a beneficiary or party to Your Contract, We will rely on the representations You make to Us. Based on this reliance, We will issue and administer Your Contract in accordance with these representations. If You represent that You are married and Your representation is incorrect or Your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under Your Contract may be different.
If You have any questions as to the status of Your relationship as a marriage, then You should consult an appropriate tax or legal advisor.
Other Information
General Account
The assets held in in our General Account support the guarantees under Your Contract. No other company or affiliate has any legal responsibility for the guarantees under the Contract. Subject to applicable state law, We have sole discretion to decide how assets of the General Account will be invested. You should be aware that Our General Account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of annuities and insurance products, as well, and these obligations may be satisfied from the assets in Our General Account. Our General Account is not insulated or segregated from the claims of Our creditors. As such, our obligations under the Contract are subject to Our financial strength and claims-paying ability. The Fixed and Interim Accounts that We make available under the Contract are supported by the General Account.
Separate Account
We have exclusive and absolute ownership and control of the assets of the separate account. It is a non-unitized separate account established by Us under Minnesota law for the purpose of holding reserves for Our obligations for the Indexed Accounts available under the Contract. The assets in this separate account are subject to Our general liabilities from business operations and to claims by Our creditors. You do not share in the investment performance of assets

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allocated to the separate account. All investment income, gains, and losses (whether or not the gains and losses are realized) from assets allocated to the separate account are borne by Us. The obligations under the Contract are independent of the investment performance of the separate account and are the obligations of Us.
Distribution
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the Contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
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Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the Contract.
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The Contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the Contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when Contracts are returned under the free look period.
Payments to Selling Firms
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We may use compensation plans which vary by selling firm. These plans pay selling firms a commission that will not exceed 6.00% each time You make a purchase payment. We may also pay ongoing trail commissions of up to 1.00% of the Contract Value. We do not pay or withhold payment of commissions based on which investment options You select.
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In addition to commissions, We may, in order to promote sales of the Contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
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sponsorship of marketing, educational, due diligence and compliance meetings and conferences We or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
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marketing support related to sales of the Contract including for example, the creation of marketing materials, advertising and newsletters;
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providing service to Contract Owners; and
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funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to sell the Contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the Contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the Contracts.
Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:
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revenues We receive from fees and expenses that You will pay when buying, owning and surrendering the Contract;
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revenues We receive from other contracts and policies We sell that are not securities and other businesses We conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the Contract. However, You may pay part or all of the commissions and other compensation described above indirectly through fees and expenses We collect from Contract Owners, including Surrender Charges.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
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give selling firms a heightened financial incentive to sell the Contract offered in this prospectus over another investment with lower compensation to the selling firm.
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cause selling firms to encourage their financial advisors to sell You the Contract offered in this prospectus instead of selling You other alternative investments that may result in lower compensation to the selling firm.
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cause selling firms to grant Us access to its financial advisors to promote sales of the Contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

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Payments to Financial Advisors
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The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.
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To inform Yourself of any potential conflicts of interest, ask Your financial advisor before You buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if You buy the Contract.
Legal Proceedings
RiverSource Life (the Company) is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships.
Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity. However, at this time, the Company does not believe any such action or proceeding will have a material adverse effect upon the ability of RiverSource Distributors to perform its contract with the Company, or the ability of the Company to meet its obligations under the Contracts.
Financial Statements
The financial statements of RiverSource Life are included in the SAI.
Information on RiverSource Life Insurance Company
RiverSource Life
RiverSource Life Insurance Company (“RiverSource Life”) issues the Contracts. RiverSource Life is a stock life insurance company organized in 1957 under the laws of the state of Minnesota and is located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
Our obligations under the Contract are subject to Our financial strength and claims-paying ability.
Available Information
This prospectus is part of a registration statement We file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials We file. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding

72 RiverSource Structured Solutions annuity — Prospectus

issuers that file electronically with the SEC, including RiverSource Life. This prospectus, other information about the Contract and other information incorporated by reference are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

RiverSource Structured Solutions annuity — Prospectus 73

Appendix A: Investment Options Available Under the Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide You with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at riversource.com/structuredannuityrates.
Note: If amounts are removed from a Segment before the Segment Maturity Date, the amount is determined based on the Segment Value Calculation. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Segment until the maturity date. See “Contract Fees, Charges, and Value Adjustments” and “Crediting Methods” for more information.
	Index*	Type of Index	Segment Duration	Crediting Method	Protection Limit on Index Loss (if held until Segment maturity)	Minimum Limit on Index Gain (for the life of the Indexed Account)	Maximum Loss on Segment Maturity Date
Standard Indexed Accounts
iShares U.S. Real Estate ETF 1-year with -10% Buffer	iShares U.S. Real Estate ETF	ETF	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
iShares U.S. Real Estate ETF 2-year with -10% Buffer	iShares U.S. Real Estate ETF	ETF	2 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	4% Minimum Cap 100% Minimum Upside Participation	90%
MSCI EAFE 1-year with -10% Buffer	MSCI EAFE	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
MSCI EAFE 2-year with -10% Buffer	MSCI EAFE	Market Index	2 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	4% Minimum Cap 100% Minimum Upside Participation	90%
MSCI EAFE 3-year with -10% Buffer	MSCI EAFE	Market Index	3 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	6% Minimum Cap 100% Minimum Upside Participation	90%
MSCI EAFE 3-year with -15% Buffer	MSCI EAFE	Market Index	3 years	Point-to-Point with a Buffer and a Cap	-15% Buffer	6% Minimum Cap 100% Minimum Upside Participation	85%
MSCI EAFE 6-year with -10% Buffer	MSCI EAFE	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	8% Minimum Cap 100% Minimum Upside Participation	90%
MSCI EAFE 6-year with -15% Buffer	MSCI EAFE	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-15% Buffer	8% Minimum Cap 100% Minimum Upside Participation	85%
MSCI EAFE 6-year with -25% Buffer	MSCI EAFE	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-25% Buffer	8% Minimum Cap 100% Minimum Upside Participation	75%
MSCI Emerging Markets 1-year with -10% Buffer	MSCI Emerging Markets	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
MSCI Emerging Markets 2-year with -10% Buffer	MSCI Emerging Markets	Market Index	2 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	4% Minimum Cap 100% Minimum Upside Participation	90%
Nasdaq 100 1-year with -10% Buffer	Nasdaq 100	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
Nasdaq 100 2-year with -10% Buffer	Nasdaq 100	Market Index	2 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	4% Minimum Cap 100% Minimum Upside Participation	90%
Russell 2000 1-year with -10% Buffer	Russell 2000	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
Russell 2000 2-year with -10% Buffer	Russell 2000	Market Index	2 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	4% Minimum Cap 100% Minimum Upside Participation	90%
Russell 2000 3-year with -10% Buffer	Russell 2000	Market Index	3 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	6% Minimum Cap 100% Minimum Upside Participation	90%

	Index*	Type of Index	Segment Duration	Crediting Method	Protection Limit on Index Loss (if held until Segment maturity)	Minimum Limit on Index Gain (for the life of the Indexed Account)	Maximum Loss on Segment Maturity Date
Russell 2000 3-year with -15% Buffer	Russell 2000	Market Index	3 years	Point-to-Point with a Buffer and a Cap	-15% Buffer	6% Minimum Cap 100% Minimum Upside Participation	85%
Russell 2000 6-year with -10% Buffer	Russell 2000	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	8% Minimum Cap 100% Minimum Upside Participation	90%
Russell 2000 6-year with -15% Buffer	Russell 2000	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-15% Buffer	8% Minimum Cap 100% Minimum Upside Participation	85%
Russell 2000 6-year with -25% Buffer	Russell 2000	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-25% Buffer	8% Minimum Cap 100% Minimum Upside Participation	75%
S&P 500 1-year with -10% Buffer	S&P 500	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
S&P 500 1-year with -15% Buffer	S&P 500	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-15% Buffer	2% Minimum Cap 100% Minimum Upside Participation	85%
S&P 500 1-year with -20% Buffer	S&P 500	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-20% Buffer	2% Minimum Cap 100% Minimum Upside Participation	80%
S&P 500 2-year with -10% Buffer	S&P 500	Market Index	2 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	4% Minimum Cap 100% Minimum Upside Participation	90%
S&P 500 3-year with -10% Buffer	S&P 500	Market Index	3 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	6% Minimum Cap 100% Minimum Upside Participation	90%
S&P 500 3-year with -15% Buffer	S&P 500	Market Index	3 years	Point-to-Point with a Buffer and a Cap	-15% Buffer	6% Minimum Cap 100% Minimum Upside Participation	85%
S&P 500 6-year with -10% Buffer	S&P 500	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	8% Minimum Cap 100% Minimum Upside Participation	90%
S&P 500 6-year with -15% Buffer	S&P 500	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-15% Buffer	8% Minimum Cap 100% Minimum Upside Participation	85%
S&P 500 6-year with -25% Buffer	S&P 500	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-25% Buffer	8% Minimum Cap 100% Minimum Upside Participation	75%
S&P 500 ESG 1-year with -10% Buffer	S&P 500 Scored & Screened**	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
S&P 500 ESG 2-year with -10% Buffer	S&P 500 Scored & Screened**	Market Index	2 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	4% Minimum Cap 100% Minimum Upside Participation	90%
MSCI EAFE 1-year with -10% Floor	MSCI EAFE	Market Index	1 year	Point-to-Point with a Floor	-10% Floor	2% Minimum Cap 100% Minimum Upside Participation	10%
S&P 500 1-year with -10% Floor	S&P 500	Market Index	1 year	Point-to-Point with a Floor	-10% Floor	2% Minimum Cap 100% Minimum Upside Participation	10%
S&P 500 ESG 1-year with -10% Floor	S&P 500 Scored & Screened**	Market Index	1 year	Point-to-Point with a Floor	-10% Floor	2% Minimum Cap 100% Minimum Upside Participation	10%
Annual Lock Indexed Accounts
MSCI EAFE 3-year Annual Lock with -10% Buffer	MSCI EAFE	Market Index	3 years	Annual Lock with a Buffer	-10% Buffer	2% Minimum Cap	99.9%
MSCI EAFE 6-year Annual Lock with -10% Buffer	MSCI EAFE	Market Index	6 years	Annual Lock with a Buffer	-10% Buffer	2% Minimum Cap	100%
Russell 2000 3-year Annual Lock with -10% Buffer	Russell 2000	Market Index	3 years	Annual Lock with a Buffer	-10% Buffer	2% Minimum Cap	99.9%
Russell 2000 6-year Annual Lock with -10% Buffer	Russell 2000	Market Index	6 years	Annual Lock with a Buffer	-10% Buffer	2% Minimum Cap	100%

	Index*	Type of Index	Segment Duration	Crediting Method	Protection Limit on Index Loss (if held until Segment maturity)	Minimum Limit on Index Gain (for the life of the Indexed Account)	Maximum Loss on Segment Maturity Date
S&P 500 3-year Annual Lock with -10% Buffer	S&P 500	Market Index	3 years	Annual Lock with a Buffer	-10% Buffer	2% Minimum Cap	99.9%
S&P 500 6-year Annual Lock with -10% Buffer	S&P 500	Market Index	6 years	Annual Lock with a Buffer	-10% Buffer	2% Minimum Cap	100%
Contingent Yield Indexed Accounts
S&P 500 1-year Contingent Yield with -10% Buffer	S&P 500	Market Index	1 year	Point-to-Point with a Contingent Yield and Buffer	-10% Buffer	1% Minimum Contingent Yield	90%
S&P 500 1-year Contingent Yield with -15% Buffer	S&P 500	Market Index	1 year	Point-to-Point with a Contingent Yield and Buffer	-15% Buffer	1% Minimum Contingent Yield	85%
S&P 500 1-year Contingent Yield with -20% Buffer	S&P 500	Market Index	1 year	Point-to-Point with a Contingent Yield and Buffer	-20% Buffer	1% Minimum Contingent Yield	80%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Yield with -10% Buffer	S&P 500/ Russell 2000 (Lesser of)	Market Index	1 year	Point-to-Point with a Contingent Yield and Buffer	-10% Buffer	1% Minimum Contingent Yield	90%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Yield with -15% Buffer	S&P 500/ Russell 2000 (Lesser of)	Market Index	1 year	Point-to-Point with a Contingent Yield and Buffer	-15% Buffer	1% Minimum Contingent Yield	85%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Yield with -20% Buffer	S&P 500/ Russell 2000 (Lesser of)	Market Index	1 year	Point-to-Point with a Contingent Yield and Buffer	-20% Buffer	1% Minimum Contingent Yield	80%
S&P 500 1-year Contingent Yield with -25% Trigger	S&P 500	Market Index	1 year	Point-to-Point with a Contingent Yield and Trigger	-25% Trigger	1% Minimum Contingent Yield	100%
S&P 500 1-year Contingent Yield with -35% Trigger	S&P 500	Market Index	1 year	Point-to-Point with a Contingent Yield and Trigger	-35% Trigger	1% Minimum Contingent Yield	100%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Yield with -25% Trigger	S&P 500/ Russell 2000 (Lesser of)	Market Index	1 year	Point-to-Point with a Contingent Yield and Trigger	-25% Trigger	1% Minimum Contingent Yield	100%
S&P 500/Russell 2000 (Lesser of) 1-year Contingent Yield with -35% Trigger	S&P 500/ Russell 2000 (Lesser of)	Market Index	1 year	Point-to-Point with a Contingent Yield and Trigger	-35% Trigger	1% Minimum Contingent Yield	100%
Annual Fee (Reduction Rate) Indexed Accounts
MSCI EAFE 1-year with Annual Fee and -10% Buffer	MSCI EAFE	Market Index	1 year	Point-to-Point with an Annual Fee (Reduction Rate) and Buffer	-10% Buffer	2% Minimum Cap 8% Maximum Total Reduction Rate	98%
MSCI EAFE 3-year with Annual Fee and -15% Buffer	MSCI EAFE	Market Index	3 years	Point-to-Point with an Annual Fee (Reduction Rate) and Buffer	-15% Buffer	6% Minimum Cap 24% Maximum Total Reduction Rate	100%
Russell 2000 1-year with Annual Fee and -10% Buffer	Russell 2000	Market Index	1 year	Point-to-Point with an Annual Fee (Reduction Rate) and Buffer	-10% Buffer	2% Minimum Cap 8% Maximum Total Reduction Rate	98%
Russell 2000 3-year with Annual Fee and -15% Buffer	Russell 2000	Market Index	3 years	Point-to-Point with an Annual Fee (Reduction Rate) and Buffer	-15% Buffer	6% Minimum Cap 24% Maximum Total Reduction Rate	100%
S&P 500 1-year with Annual Fee and -10% Buffer	S&P 500	Market Index	1 year	Point-to-Point with an Annual Fee (Reduction Rate) and Buffer	-10% Buffer	2% Minimum Cap 8% Maximum Total Reduction Rate	98%

	Index*	Type of Index	Segment Duration	Crediting Method	Protection Limit on Index Loss (if held until Segment maturity)	Minimum Limit on Index Gain (for the life of the Indexed Account)	Maximum Loss on Segment Maturity Date
S&P 500 3-year with Annual Fee and -15% Buffer	S&P 500	Market Index	3 years	Point-to-Point with an Annual Fee (Reduction Rate) and Buffer	-15% Buffer	6% Minimum Cap 24% Maximum Total Reduction Rate	100%
Enhanced Upside Participation Indexed Accounts
MSCI EAFE 1-year with Enhanced Upside Participation and -10% Buffer	MSCI EAFE	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
MSCI EAFE 3-year with Enhanced Upside Participation and -10% Buffer	MSCI EAFE	Market Index	3 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	6% Minimum Cap 100% Minimum Upside Participation	90%
MSCI EAFE 6-year with Enhanced Upside Participation and -10% Buffer	MSCI EAFE	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	8% Minimum Cap 100% Minimum Upside Participation	90%
S&P 500 1-year with Enhanced Upside Participation and -10% Buffer	S&P 500	Market Index	1 year	Point-to-Point with a Buffer and a Cap	-10% Buffer	2% Minimum Cap 100% Minimum Upside Participation	90%
S&P 500 3-year with Enhanced Upside Participation and -10% Buffer	S&P 500	Market Index	3 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	6% Minimum Cap 100% Minimum Upside Participation	90%
S&P 500 6-year with Enhanced Upside Participation and -10% Buffer	S&P 500	Market Index	6 years	Point-to-Point with a Buffer and a Cap	-10% Buffer	8% Minimum Cap 100% Minimum Upside Participation	90%
*
Each of the Indexes is a “price return index,” not a “total return” Index, and therefore does not reflect dividends paid on the securities composing Index. Additionally, the iShares U.S. Real Estate ETF deducts underlying fund fees or expenses when calculating performance. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
** Previously known as S&P 500 ESG.
We will not offer Indexed Accounts with Caps or Contingent Yields below 0.25%; Upside Participation Rates below 100%; or Total Reduction Rates above 30%.
We guarantee that the S&P 500 1-year with -10% Buffer Indexed Account will always be available with a Guaranteed Minimum Cap of 2%. In such case, if You invest in this Indexed Account with a -10% Buffer and hold the Segment until the maturity date, You could lose up to 90% of Your investment, including any prior earnings, due to negative Index performance. There is no guarantee Floor or Trigger protection options will always be available. See “Investment Options – Discontinuation and Substitution of Indexes and Indexed Accounts” for more information.
The following is a list of fixed options currently available under the Contract. See “Investment Options – Interim Account/Fixed Account” for more information.
Name	Minimum Guaranteed Interest Rate
Interim and Fixed Accounts	Contract Issue Year
2020: 1.00%
2021: 1.00%
2022: 1.00%
2023: 2.95%
2024: 3.00%
2025: 2.65%

Appendix B: State Variations
The following information is a summary of the states where RiverSource Structured Solutions annuity contracts or certain features and/or benefits vary from the Contract’s features and benefits as previously described in this prospectus. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by a state. The state in which your Contract is issued governs whether certain options are available or will vary under Your Contract. Any state variations will be included in Your Contract or endorsements attached to Your Contract.
State	Feature or Benefit	Variations or Availability
Arizona	Purchase – Right to Examine and Cancel
If You are 65 years of age or older on the
Contract date or Your Contract is a
replacement of another insurance or annuity
contract, You may return the Contract within
30 days from the date You received it.

California	Purchase – Right to Examine and Cancel
If You are 60 years of age or older on the
Contract date or Your Contract is a
replacement of another insurance or annuity
contract, You may return the Contract within
30 days from the date You received it.

	Nursing Home Waiver	The reference the “Nursing Home Waiver” provision is replaced with a reference to "Waiver of Surrender Charges for Qualified Long-Term Care Services".
Connecticut	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 10 days from the date You received it.
Delaware	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.
District of Columbia	Purchase – Right to Examine and Cancel
If Your Contract is a replacement of another
insurance or annuity contract, You may
return the Contract within 10 days from the
date You received it.

If You cancel a non-IRA contract, upon such
cancellation We will refund all purchase
payments which You have paid less any
payments We have made to You.

State	Feature or Benefit	Variations or Availability
Florida	Purchase – Right to Examine and Cancel
You may return the Contract within 21 days
from the date You received it. If Your
Contract is a replacement of another
insurance or annuity contract, You may
return the Contract within 21 days from the
date You received it.

Surrender Charge
If the Owner on the Contract Date is age 65
or older on that date, the Surrender Charge
applied to a full surrender or to any partial
surrender is subject to a maximum of 10%
of the amount surrendered.

Purchase – Maximum Total Purchase Payment
Maximum purchase payments cannot be
determined as the total purchase payments
made to all contracts issued to the owner.

The following contract language is not
applicable to contracts issued in Florida:

In determining whether You have reached
the maximum amount allowed under the
Maximum Total Purchase Payments per
Owner, We include payments made to all
deferred annuity contracts We have issued
where You are an Owner. We reserve the
right to increase the maximums.

	Investment Options – Fixed Account	Allocation to the Fixed Account may be limited to 20% of the Contract Value.
Georgia	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 10 days from the date You received it.
Idaho	Purchase – Right to Examine and Cancel
You may return the Contract within 20 days
from the date You received it. If Your
Contract is a replacement of another
insurance or annuity contract, You may
return the Contract within 20 days from the
date You received it.

Illinois	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.
Indiana	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.
Kansas	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.
Massachusetts	All contracts are issued on a unisex basis.	All contracts are issued on a unisex basis.
	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.
	Nursing Home Waiver	The nursing home waiver is not available in the state of Massachusetts.
	Terminal Illness Waiver	The reference the “Terminal Illness Waiver” provision is replaced with the reference to “Waiver of surrender charges in the event of total and permanent disability".

State	Feature or Benefit	Variations or Availability
Michigan	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 10 days from the date You received it.
Missouri	Purchase – Right to Examine and Cancel
If Your Contract is a replacement of another
insurance or annuity contract, You may
return the Contract within 20 days from the
date You received it.

If You cancel a non-IRA contract, upon such
cancellation We will refund all purchase
payments which You have paid less any
payments We have made to You.

Montana	All contracts are issued on a unisex basis.	All contracts are issued on a unisex basis.
	Death Benefit – Death Benefit if You Die Before the Annuitization Start date	The following interest on death claims provision has been added to the Contract:
Interest on death claims provision
Payment of the death benefit will be made
within 60 Days from the date We receive
due proof of death. If the payment is
delayed more than 30 Days from the date
We receive due proof of death, interest will
be paid from 30th Day to the date of the
payment at a rate of interest not less than
required by Montana law.

North Dakota	Purchase – Right to Examine and Cancel
You may return the Contract within 20 days
from the date You received it. If Your
Contract is a replacement of another
insurance or annuity contract, You may
return the Contract within 20 days from the
date You received it.

	Death Benefit – Death Benefit if You Die Before the Annuitization Start date	The following interest on claims provision has been added to the Contract:
Interest on death claims provision
Interest will be paid on the death benefit
from the date of death until the date of the
lump sum payment or election of an Annuity
Payment plan at a rate of interest not less
than that required by law.

New Jersey	Terminal Illness Diagnosis
The second bullet in the “Contingent Event”
section is replaced with the following:

Surrenders You make if You are diagnosed
in with a medical condition that with
reasonable medical certainty will result in
death within 12 months or less from the
date of the diagnosis. You must provide Us
with a licensed physician’s statement
containing the terminal illness diagnosis,
the expected date of death and the date the
terminal illness was initially diagnosed. The
amount surrendered must be paid directly to
You.

Oklahoma	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.

State	Feature or Benefit	Variations or Availability
Pennsylvania	Purchase – Right to Examine and Cancel
If You cancel this contract, upon
cancellation We will refund the greater of all
purchase payments which You have paid
less any payments We have made or the
contract value as of the business day We
receive the contract.If this contract is
intended to replace an existing contract,
Your right to examine this contract is 20
Days. If the existing contract was issued by
Us, Your right to examine this contract is
extended to 45 Days.

Transfer of Contract Value
We reserve the right to limit transfers to the
Fixed Account on a non-discriminatory basis
with notification when the Fixed Account
interest rate is equal to the Guaranteed
Minimum Interest Rate. Currently, We are
not limiting transfers to the Fixed Account.
We will waive surrender charges if We
decrease the percentage that can be
transferred to the fixed account during the
surrender charge period.

	Indexed Accounts – Appendix A: Investment Options Available Under the Contract	Annual Fee (Reduction Rate) Indexed Accounts: The Max Total Reduction Rate for the 1 year Indexed Accounts is 5% and the 3 year Indexed Accounts is 7.5%.
Rhode Island	Purchase – Right to Examine and Cancel
You may return the Contract within 20 days
from the date You received it. If Your
Contract is a replacement of another
insurance or annuity contract, You may
return the Contract within 30 days from the
date You received it.

	Death Benefit – Death Benefit if You Die Before the Annuitization Start date	The following interest on death claims provision has been added to the Contract:
Interest on death claims provision.
Interest will be paid on the death benefit
from the date of death until the date of the
lump sum payment or election of an Annuity
Payment plan at a rate of interest not less
than that required by law.

Tennessee	Purchase – Right to Examine and Cancel	If Your Contract is a replacement of another insurance or annuity contract, You may return the Contract within 20 days from the date You received it.
Texas	Purchase – Right to Examine and Cancel
You may return the Contract within 20 days
from the date You received it. If Your
Contract is a replacement of another
insurance or annuity contract, You may
return the Contract within 30 days from the
date You received it.

Terminal Illness Diagnosis provision.
The first sentence in the second bullet in
the “Contingent Event” section is replaced
with the following:

Surrenders You make if You are diagnosed
on or after the Contract Date with a medical
condition that with reasonable medical
certainty will result in death within 12
months or less from the date of the
diagnosis.

State	Feature or Benefit	Variations or Availability
Washington	Purchase – Right to Examine and Cancel
If Your Contract is a replacement of another
insurance or annuity contract, You may
return the Contract within 20 days from the
date You received it.

If You cancel a non-IRA contract, upon such
cancellation We will refund all purchase
payments which You have paid less any
payments We have made to You.

Terminal Illness Diagnosis
The first sentence in the second bullet in
the “Contingent Event” section is replaced
with the following:

Surrenders You make if You are diagnosed
in the second or later Contract Years with a
medical condition that with reasonable
medical certainty will result in death within
24 months or less from the date of the
diagnosis.

Wyoming	Death Benefit – Death Benefit if You Die Before the Annuitization Start date	The following interest on death claims provision has been added to the Contract:
Interest on death claims provision
Payment of the death benefit will be made
within 45 Days from the date We receive
due proof of death. Interest will be paid on
the death benefit from the date of death
until the date of the lump sum payment or
election of an Annuity Payment plan at a
rate of interest not less than that required
by law.

Appendix C: Examples — Investment Base Adjustment and Segment Value Change due to Partial Surrender
The following examples illustrate how the Investment Base and Segment Value are impacted by partial surrenders. Two examples are shown: one where the Segment has a loss at the time of the partial surrenders and another where the Segment has a gain at the time of the partial surrenders.
For each Segment, the Segment Value is reduced by the dollar amount of the partial surrender and the Investment Base will be reduced proportionally based on the percentage of Segment Value that is withdrawn. If at the time of the partial surrender the Segment Value is less than the Investment Base, the Investment Base will be reduced by an amount greater than the dollar amount of the partial surrender. If at the time of surrender the Segment Value is greater than the Investment Base, the Investment Base will be reduced by an amount less than the dollar amount of the partial surrender. The reduced Investment Base will impact all future daily Segment Values including the Segment Value on the Segment Maturity Date.
The examples assume You allocate to a Standard Indexed Account, but the basic calculations are the same for all Indexed Account types.
All partial surrenders are assumed to include any applicable Surrender Charges.
Segment with Loss at time of Partial Surrenders
1.Investment Base prior to the Surrender	$100,000.00
2.Lesser of the Proxy Value & Prorated Cap	80.00%
3.Segment Value prior to the Surrender ($100,000 × 80%)	$80,000.00

4.Amount of Partial Surrender	$20,000.00
5.The Investment Base is reduced by 25%, the same proportion as the Segment Value that is withdrawn ($20,000/$80,000 × $100,000)	$25,000.00
6.Investment Base after the Surrender ($100,000 – $25,000)	$75,000.00
7.The Segment Value after the Surrender equals the new Investment Base multiplied by the lesser of the Proxy Value and Prorated Cap ($75,000 × 80%). Note that this resulting value equals the Segment Value prior to the Surrender less the Amount of the Partial Surrender ($80,000 – $20,000).	$60,000.00
Assume a second partial surrender is taken before the Segment Maturity Date:
8. Investment Base prior to the Surrender	$75,000.00
9. Lesser of the Proxy Value & Prorated Cap	70.00%
10.Segment Value prior to the Surrender ($75,000 × 70%)	$52,500.00

11.Amount of Partial Surrender	$5,250.00
12.The Investment Base is reduced by 10%, the same proportion as the Segment Value that is withdrawn ($5,250/$52,500 × $75,000)	$7,500.00
13.Investment Base after the Surrender ($75,000 – $7,500)	$67,500.00
14.The Segment Value after the Surrender equals the new Investment Base multiplied by the lesser of the Proxy Value and Prorated Cap ($67,500 × 70%). Note that this resulting value equals the Segment Value prior to the Surrender less the Amount of the Partial Surrender ($52,500 – $5,250).	$47,250.00
Assuming no additional surrenders are taken, and the elective lock feature is not requested:
•
On all future dates prior to the Segment Maturity Date, the Segment Value will equal the new Investment Base multiplied by the lesser of the proxy value and prorated Cap that is calculated on that date.
•
On the Segment Maturity Date, the Segment Value will equal the new Investment Base multiplied by (1 + Segment rate of return).

15.Segment Rate of Return at Maturity	0.00%
16.The Segment Value at Maturity equals the new Investment Base multiplied by (1 + Segment Rate of Return) ($67,500 × (1 + 0%))	$67,500.00

RiverSource Structured Solutions annuity — Prospectus 83

Segment with Gain at time of Partial Surrender
1.Investment Base prior to the Surrender	$100,000.00
2.Lesser of the Proxy Value & Prorated Cap	105.00%
3.Segment Value prior to the Surrender ($100,000 × 105%)	$105,000.00

4.Amount of Partial Surrender	$10,500.00
5.The Investment Base is reduced by 10%, the same proportion as the Segment Value that is withdrawn ($10,500/$105,000 × $100,000)	$10,000.00
6.Investment Base after the Surrender ($100,000 – $10,000)	$90,000.00
7.The Segment Value after the Surrender equals the new Investment Base multiplied by the lesser of the Proxy Value and Prorated Cap ($90,000 × 105%). Note that this resulting value equals the Segment Value prior to the Surrender less the Amount of the Partial Surrender ($105,000 – $10,500).	$94,500.00
Assume a second partial surrender is taken before the Segment Maturity Date:
8. Investment Base prior to the Surrender	$90,000.00
9. Lesser of the Proxy Value & Prorated Cap	110.00%
10.Segment Value prior to the Surrender ($90,000 × 110%)	$99,000.00

11.Amount of Partial Surrender	$19,800.00
12.The Investment Base is reduced by 20%, the same proportion as the Segment Value that is withdrawn ($19,800/$99,000 × $90,000)	$18,000.00
13.Investment Base after the Surrender ($90,000 – $18,000)	$72,000.00
14.The Segment Value after the Surrender equals the new Investment Base multiplied by the lesser of the Proxy Value and Prorated Cap ($72,000 × 110%). Note that this resulting value equals the Segment Value prior to the Surrender less the Amount of the Partial Surrender ($99,000 – $19,800).	$79,200.00
Assuming no additional surrenders are taken, and the elective lock feature is not requested:
•
On all future dates prior to the Segment Maturity Date, the Segment Value will equal the new Investment Base multiplied by the lesser of the proxy value and prorated Cap that is calculated on that date.
•
On the Segment Maturity Date, the Segment Value will equal the new Investment Base multiplied by (1 + Segment rate of return).

15.Segment Rate of Return at Maturity	0.00%
16.The Segment Value at Maturity equals the new Investment Base multiplied by (1 + Segment Rate of Return) ($72,000 × (1 + 0%))	$72,000.00

84 RiverSource Structured Solutions annuity — Prospectus

Appendix D: Example – Surrender Charges
The amount that represents purchase payments surrendered is calculated using a prorated formula based on the percentage of Your Contract Value being surrendered. As a result, the amount that represents purchase payments surrendered may be greater than Your Contract Value surrendered. We determine the amount that represents purchase payments surrendered (PPS), purchase payments not subject to a Surrender Charge (PPF), and purchase payments which could be subject to a Surrender Charge (PPSC) by the following formula:
PPS	=	PPSC + PPF
PPSC	=	(PS – FA) / (CV – FA) × (PP – PPF)
PPF	=	FA - "Contract earnings", but not less than zero
PP	=	Purchase payments not previously surrendered (total purchase payments – PPS)
PS	=	Amount the Contract Value is reduced by the surrender
FA	=	the “Total Surrender Charge Free Amount”
CV	=	Contract Value prior to the surrender
When determining the Surrender Charge, Contract earnings are defined as the Contract Value, less purchase payments not previously surrendered.
The examples below show how the Surrender Charge for a full and partial surrender is calculated. Each example illustrates the amount of the Surrender Charge for both a Contract that experiences gains and a Contract that experiences losses, given the same set of assumptions.
Full Surrender Charge calculation
This is an example of how We calculate the Surrender Charge on a Contract with the following history:
Assumptions:
•
We receive a single $100,000 purchase payment;
•
During the third Contract Year You surrender the Contract for its total value. The Surrender Charge percentage in the third Contract year is 6.00%; and
•
You have made no prior surrenders.
We will look at two situations, one where the Contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value just prior to surrender:	$120,000.00	$80,000.00
	Contract Value on prior anniversary:	$114,000.00	$84,000.00
We calculate the Surrender Charge as follows:
Step 1.	First, We determine the amount of earnings available in the Contract at the time of surrender as:
	Contract Value just prior to surrender (CV):	$120,000.00	$80,000.00
	Less purchase payments received and not previously surrendered (PP):	$100,000.00	$100,000.00
	Earnings in the Contract (but not less than zero):	$20,000.00	$0.00
Step 2.	Next, We determine the Total Surrender Charge Free Amount (FA) available in the Contract as the greatest of the following values:
	Earnings in the Contract:	$20,000.00	$0.00
	10% of the prior anniversary’s Contract Value:	$11,400.00	$8,400.00
	FA (but not less than zero):	$20,000.00	$8,400.00
Step 3.	Next We determine PPF, the amount by which the Total Surrender Charge Free Amount (FA) exceeds earnings.
	Total Surrender Charge Free Amount (FA):	$20,000.00	$8,400.00
	Less earnings in the Contract:	$20,000.00	$0.00
	PPF (but not less than zero):	$0.00	$8,400.00
Step 4.	Next We determine PS, the amount by which the Contract Value is reduced by the surrender.
	PS:	$120,000.00	$80,000.00
Step 5.	Now We can determine how much of the PP is being surrendered (PPS) as follows:

RiverSource Structured Solutions annuity — Prospectus 85

			Contract with Gain	Contract with Loss
	PPS	= PPF + PPSC
		= PPF + (PS − FA) / (CV − FA) * (PP − PPF)
		PPF from Step 3 =	$0.00	$8,400.00
		PS from Step 4 =	$120,000.00	$80,000.00
		CV from Step 1 =	$120,000.00	$80,000.00
		FA from Step 2 =	$20,000.00	$8,400.00
		PP from Step 1 =	$100,000.00	$100,000.00
		PPS =	$100,000.00	$100,000.00
Step 6.		We then calculate the Surrender Charge as a percentage of PPS. Note that for a Contract with a loss, PPS may be greater than the amount You request to surrender:
		PPS:	$100,000.00	$100,000.00
		less PPF:	$0.00	$8,400.00
		PPSC = amount of PPS subject to a Surrender Charge:	$100,000.00	$91,600.00
		multiplied by the Surrender Charge rate:	x6.0%	x6.0%
		Surrender Charge:	$6,000.00	$5,496.00
Step 7.		The dollar amount You will receive as a result of Your full surrender is determined as:
		Contract Value surrendered:	$120,000.00	$80,000.00
		Surrender Charge:	($ 6,000.00)	($ 5,496.00)
		Net full surrender proceeds:	$114,000.00	$74,504.00

Partial Surrender Charge calculation:
This is an example of how We calculate the Surrender Charge on a Contract with a following history:
Assumptions:
•
We receive a single $100,000 purchase payment;
•
During the third Contract Year You request a net partial surrender of $30,000.00. The Surrender Charge percentage in the second Contract Year is 6.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the Contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
Contract Value just prior to partial surrender:		$120,000.00	$80,000.00
Contract Value on prior anniversary:		$114,000.00	$84,000.00
Iterative Process: We determine the amount of Contract Value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of Contract Value to surrender (i.e. amount You request) and calculate the resulting Surrender Charge and net partial surrender proceeds as illustrated below. We then adjust our estimate (i.e. next estimate is equal to the previous estimate plus the difference between the requested amount and the net partial surrender that was calculated). We then repeat this process until We determine the amount of Contract Value to surrender that generates the desired net partial surrender proceeds.

We calculate the Surrender Charge for each estimate as follows:
Step 1.	First, We determine the amount of earnings available in the Contract at the time of surrender as:
	Contract Value just prior to partial surrender (CV):	$120,000.00	$80,000.00
	Less purchase payments received and not previously surrendered (PP):	$100,000.00	$100,000.00
	Earnings in the Contract (but not less than zero):	$20,000.00	$0.00
Step 2.	Next, We determine the Total Surrender Charge Free Amount (FA) available in the Contract as the greatest of the following values:
	Earnings in the Contract:	$20,000.00	$0.00
	10% of the prior anniversary’s Contract Value:	$11,400.00	$8,400.00

86 RiverSource Structured Solutions annuity — Prospectus

			Contract with Gain	Contract with Loss
		FA (but not less than zero):	$20,000.00	$8,400.00
Step 3.		Next We determine PPF, the amount by which the Total Surrender Charge Free Amount (FA) exceeds earnings
		Total Surrender Charge Free Amount (FA):	$20,000.00	$8,400.00
		Less earnings in the Contract:	$20,000.00	$0.00
		PPF (but not less than zero):	$0.00	$8,400.00
Step 4.		Next We determine PS, the amount by which the Contract Value is reduced by the surrender
		PS (determined by iterative process described above):	$30,638.30	$31,795.86
Step 5.		Now We can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC
		= PPF + (PS − FA) / (CV − FA) * (PP − PPF)
		PPF from Step 3 =	$0.00	$8,400.00
		PS from Step 4 =	$30,638.30	$31,795.86
		CV from Step 1 =	$120,000.00	$80,000.00
		FA from Step 2 =	$20,000.00	$8,400.00
		PP from Step 1 =	$100,000.00	$100,000.00
		PPS =	$10,638.30	$38,331.02
Step 6.		We then calculate the Surrender Charge as a percentage of PPS. Note that for a Contract with a loss, PPS may be greater than the amount You request to surrender:
		PPS:	$10,638.30	$38,331.02
		less PPF:	$0.00	$8,400.00
		PPSC = amount of PPS subject to a Surrender Charge:	$10,638.30	$29,931.02
		multiplied by the Surrender Charge rate:	x6.0%	x6.0%
		Surrender Charge:	$638.30	$1,795.86
Step 7.		The dollar amount You will receive as a result of Your partial surrender is determined as:
		Contract Value surrendered:	$30,638.30	$31,795.86
		Surrender Charge:	($ 638.30)	($ 1,795.86)
		Net partial surrender proceeds:	$30,000.00	$30,000.00

RiverSource Structured Solutions annuity — Prospectus 87

Appendix E: Index Disclosures
S&P 500 Index
The S&P 500 Index and the S&P 500 Scored & Screened Index (the “Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by RiverSource Life Insurance Company (“RiverSource Life”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life. It is not possible to invest directly in an index. RiverSource Life’s indexed products (the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or the Products particularly or the ability of the Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life or the Products. S&P Dow Jones Indices has no obligation to take the needs of RiverSource Life or the owners of the Products into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
RUSSELL 2000® Index
This annuity product (the “Product”) has been developed solely by RiverSource Life Insurance Company. The Product is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Product. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Product or the suitability of the Index for the purpose to which it is being put by RiverSource Life Insurance Company.
NASDAQ-100 Index
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or

88 RiverSource Structured Solutions annuity — Prospectus

warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to RiverSource Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq-100 Index® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI EAFE & Emerging Markets Indexes
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY RIVERSOURCE LIFE INSURANCE COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

RiverSource Structured Solutions annuity — Prospectus 89

iShares® U.S. Real Estate ETF
The iShares U.S. Real Estate ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to RiverSource Life Insurance Company (“RiverSource Life”) for certain purposes. RiverSource Life’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares U.S. Real Estate ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by RiverSource Life or any member of the public regarding the advisability of purchasing any product or service offered by RiverSource Life. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares U.S. Real Estate ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any product or service offered by RiverSource Life.
Bloomberg Barclays U.S. Credit Index
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the Bloomberg Barclays U.S. Credit IndexSM.
Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of annuity products and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the annuity products of RiverSource Life Insurance Company (“RiverSource Life”). The Bloomberg Barclays U.S. Credit IndexSM is licensed for use by RiverSource Life as the Issuer of annuity products. The only relationship of Bloomberg and Barclays with the Issuer in respect of Bloomberg Barclays U.S. Credit IndexSM is the licensing of the Bloomberg Barclays U.S. Credit IndexSM, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the annuity products or the owners of the annuity products.
Additionally, RiverSource Life may for itself execute transaction(s) with Barclays in or relating to the Bloomberg Barclays U.S. Credit IndexSM in connection with annuity products. Investors acquire annuity products from RiverSource Life and investors neither acquire any interest in Bloomberg Barclays U.S. Credit IndexSM nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in annuity products. The annuity products are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the annuity products or the advisability of investing in securities generally or the ability of the Bloomberg Barclays U.S. Credit IndexSM to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the annuity products with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the annuity products to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the annuity products or any other third party into consideration in determining, composing or calculating the Bloomberg Barclays U.S. Credit IndexSM. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the annuity products.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the annuity products, investors or other third parties. In addition, the licensing agreement between RiverSource Life and Bloomberg is solely for the benefit of RiverSource Life and Bloomberg and not for the benefit of the owners of the annuity products, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS U.S. CREDIT INDEXSM OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS U.S. CREDIT INDEXSM. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS U.S. CREDIT INDEXSM OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. CREDIT INDEXSM OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. CREDIT INDEXSM, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. CREDIT INDEXSM. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS U.S. CREDIT INDEXSM OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ANNUITY PRODUCTS.

90 RiverSource Structured Solutions annuity — Prospectus

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.

RiverSource Structured Solutions annuity — Prospectus 91

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9103_12_A012_(05/25)
RiverSource Distributors, Inc. (Distributor),
Reports and other information about RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000[ ]
© 2008-2025 RiverSource Life Insurance Company. All rights reserved.

Member FINRA.
Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
©2008-2025 RiverSource Life Insurance Company. All rights reserved.

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

Individual Limited Flexible Purchase Payment Deferred

Index-Linked Annuity Contract

Issued by RIVERSOURCE LIFE INSURANCE COMPANY

May 1, 2025

RiverSource Structured Solutions annuity (the “Contract”) is a limited flexible purchase payment deferred index-linked annuity contract offered by RiverSource Life Insurance Company (“RiverSource Life”).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus for the Contract (the “Prospectus”) dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

1-800-862-7919

SAI9035_12_D01_(05/25)

2	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

Company

We are RiverSource Life insurance Company (the “Company”, “we”, “our” and “us”). We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc. We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including indexed linked annuity contracts) and life insurance policies.

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	3

Services

Services

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with the following entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. We may modify, terminate, or enter into new arrangements with service providers at any time.

Entities that provide a significant amount of services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for compensation paid.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Compensation Paid
Ameriprise Financial, Inc. (“AFI”)*	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	901 Third Avenue South Minneapolis, MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses)

Ameriprise India LLP (“Amp India”)*	Administrative support related to new business and servicing of existing contracts and policies	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India	Expense allocation based on number of service provider employees dedicated to performing services

Foundever Asia, Inc. (“Foundever Asia”) (previously known as Sykes Enterprises Incorporated)	Administrative support related to new business and servicing of existing contracts and policies	10th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines	Expense allocation based on number of contacts made or received from customers

*	Affiliated Entities

The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2024 was $ 17,461,314, in 2023 was $20,661,758, and in 2022 was $20,635,581.

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2024 was $ 5,050,412, in 2023 was $4,115,930 and in 2022 was $3,629,759.

The aggregate dollar amount paid to Foundever Asia by RiverSource Life for the services provided in 2024 was $ 1,510,481 in 2023 was $1,334,367 and in 2022 was $1,497,395.

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the Prospectus.

We also have entered into agreements with the following affiliated entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. We may modify, terminate, or enter into new arrangements with third party service providers at any time.

Affiliated entities that provide significant services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for remuneration.

Contract Adjustment

Segment Value Calculation for Indexed Account(s)

The value in an Indexed Account will be the sum of the value in each Segment for that Indexed Account. A Segment is created each time an amount is allocated to an Indexed Account. Each Segment starts on the Contract Date or on a Contract Anniversary. There is not a minimum amount needed to start a Segment.

On the Segment start date the Investment Base and the Segment Value are both equal to the amount allocated to the Segment.

After the Segment start date and before the Segment Maturity Date, we will calculate the value of each Segment using the Segment Value Calculation. The result of this calculation is the Segment Value during the Segment, and is therefore the amount available for full and partial surrenders (including RMDs and the Total Surrender Charge Free Amount), death benefits and amounts applied to an annuity payment plan, as well as for the elective lock feature.

The Segment Value is determined solely by us and will generally change daily. The calculation of the Segment Value before the Segment Maturity Date is designed to represent the value of a hypothetical portfolio of instruments that provides the Segment Value on the Segment Maturity Date, limited by a prorated Cap or prorated Contingent Yield, if applicable. For contracts issued on or after July 1, 2024, and in accordance with National Association of Insurance Commissioners Actuarial Guideline LIV, We will waive the application of the prorated Contingent Yield (Contingent Yield Indexed Accounts only) and the prorated cap (other

4	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

applicable Indexed Accounts) in the Segment Value Calculation. We are not required to hold actual investments corresponding to this hypothetical portfolio. The hypothetical portfolio of instruments is incorporated into the Segment Value through the use of the proxy value. The proxy value is a factor that represents the current value of the hypothetical portfolio on a per dollar basis. The proxy value increases or decreases daily depending on the value of the hypothetical portfolio. Your Investment Base is multiplied by the lesser of the proxy value for the hypothetical portfolio and the prorated Cap or prorated Contingent Yield, if applicable, to determine your Segment Value during the Segment term, as outlined below.

The proxy value is impacted by multiple economic and external factors including Index returns, implied volatility, dividend rates, interest rates, annual fees, and transaction costs. This means the Segment Value before the Segment Maturity Date is not based solely on Index returns and therefore may be lower than the Investment Base, even if the corresponding Index has positive returns since the Segment start date. We reserve the right to recalculate the Segment Value on any day in the event We determine there is a data error within the external factors.

The Segment Value is negatively impacted the day after the Segment start date to reflect the transaction costs we may incur to purchase or sell the hypothetical portfolio. These transaction costs are included in the proxy value and will generally decrease over the duration of the Segment. Our proxy value may be higher or lower than the value obtained by using other methodologies.

For segments with a declared Cap or Contingent Yield, the Segment Value is equal to the Investment Base multiplied by the lesser of A and B, where:

A = The proxy value is a factor determined solely by us daily and is equal to (1) plus (2) minus (3) where:

(1)	is the hypothetical value of a set of derivatives which reflects the features of the crediting method and is valued using an option pricing formula including transaction costs, and

(2)	is the hypothetical value of the fixed assets which replicates fixed income securities supporting the Segment, and

(3)	is the present value of the Total Reduction Rate (if applicable).

B is determined as follows:

For Segments with an Annual Lock with a Buffer Crediting Method, B = (i) multiplied by (ii), where (i) = one plus the Cap prorated for the number of Days since the last Contract Anniversary and (ii) = one plus the cumulative annual lock return.

For other Segments with a declared Cap, B= one plus the Cap prorated for the number of Days since the Segment start date.

For Segments with a declared Contingent Yield, B = one plus the Contingent Yield prorated for the number of Days since the Segment start date.

For Segments with no declared Cap and no declared Contingent Yield, the Segment Value is equal to the Investment Base multiplied by A (as defined above).

Segment Value Calculation Examples

Contracts with application dates on/after April 24, 2023

The hypothetical examples below show the calculation of Segment Values after the Segment start date and before the Segment Maturity Date. Each example also demonstrates the effect of a partial surrender. The examples are calculated across different hypothetical Index return and interest rate scenarios. In addition to the Segment Value, a hypothetical investment with Index returns is shown for comparison purposes.

For each Segment, the Segment Value is reduced by the dollar amount of the surrender and the Investment Base will be reduced proportionally based on the percentage of Segment Value that is withdrawn. If at the time of surrender the Segment Value is less than the Investment Base, the Investment Base will be reduced by an amount greater than the dollar amount of the partial surrender. If at the time of surrender the Segment Value is greater than the Investment Base, the Investment Base will be reduced by an amount less than the dollar amount of the partial surrender. The reduced Investment Base will impact all future daily Segment Values including the Segment Value on the Segment Maturity Date.

Examples 1 through 4 use the Point-to-Point with a Cap and Buffer Crediting Method.

Example 5 uses the Point-to-Point with Annual Fee (Reduction Rate) and Buffer Crediting Method.

Example 6 uses the Annual Lock with a Buffer Crediting Method.

Example 7 uses the Point-to-Point with a Contingent Yield and Buffer Crediting Method.

Example 8 uses the Point-to-Point with a Contingent Yield and Trigger Crediting Method.

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	5

You will not receive the full protection of the Buffer, Floor or Trigger prior to Segment maturity. The hypothetical portfolio is constructed to provide the full protection only at Segment maturity, and not earlier. It is also possible that you would see no protection from the Trigger at Segment Maturity if the Index rate of return is negative and the loss exceeds the Trigger (i.e., the Segment will incur the full Index loss). As a Segment moves closer to maturity, the Segment Value would generally reflect a larger portion of the protection. To the extent there is any protection from the Buffer, Floor, or Trigger during a Segment, it is reflected in the proxy value.

Note all components of the proxy value are stated as a percent for consistency. The examples use hypothetical values and are not necessarily indicative of actual results. Segment returns will vary over the course of a Segment. Segments with longer durations may be more likely to reflect hypothetical index return assumptions.

All partial surrenders are assumed to include any applicable Surrender Charges.

Assumptions for All Scenarios

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Investment Base	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Segment Duration (months)	12	36	72	72	12	36	12	12

Months Since Segment Start Date	3	18	12	69	6	3	3	6

Buffer or Trigger Percentage	-10%	-15%	-25%	-25%	-10%	-10%	-10%	-25%

Cap or Contingent Yield	11%	30%	100%	100%	No Cap	11%	6%	6%

Upside Participation Rate	100%	100%	100%	100%	100%	100%	N/A	N/A

Total Reduction Rate (if applicable)	N/A	N/A	N/A	N/A	1.50%	N/A	N/A	N/A

Months Remaining in Segment	9	18	60	3	6	33	9	6

A. 10% Index Return and no change in Interest Rates Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	5.17%	9.98%	16.57%	11.00%	11.80%	6.21%	4.05%	5.77%

6	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	5.02%	9.68%	15.57%	10.95%	11.70%	5.66%	3.30%	5.27%

2. Hypothetical Value of Fixed Assets	99.57%	98.63%	91.45%	99.55%	98.39%	98.47%	99.61%	98.72%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.48%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	104.58%	108.31%	107.02%	110.51%	108.61%	104.13%	102.92%	104.00%

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%¹	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$1,027.50	$1,083.12	$1,070.23	$1,105.05	$1,086.06	$1,027.50	$1,015.00	$1,030.00

Hypothetical $1000 Investment With 10% Return[2]	$1,100.0	$1,100.0	$1,100.0	$1,100.0	$1,100.0	$1,100.00	$1,100.00	$1,100.00

Segment Value Less Hypothetical Investment	-$72.50	-$16.88	-$29.77	$5.05	-$13.94	-$72.50	-$85.00	-$70.00
Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$97.32	$92.33	$93.43	$90.49	$92.08	$97.32	$98.52	$97.09

9. Investment Base After Partial Surrender = Investment Base - #8	$902.68	$907.67	$906.56	$909.51	$907.92	$902.68	$901.48	$902.91

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$927.50	$983.12	$970.23	$1,005.05	$986.06	$927.50	$915.00	$930.00

Hypothetical $1000 Investment With 10% Return[2]	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Segment Value Less Hypothetical Investment	-$72.50	-$16.88	-$29.77	$5.05	-$13.94	-$72.50	-$85.00	-$70.00

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	7

B. -10% Index Return and no change in Interest Rates Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	-4.14%	-1.43%	4.16%	0.62%	-3.10%	-2.97%	-3.23%	1.82%

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	-4.29%	-1.73%	3.16%	0.57%	-3.20%	-3.52%	-3.98%	1.32%

2. Hypothetical Value of Fixed Assets	99.57%	98.63%	91.45%	99.55%	98.39%	98.47%	99.61%	98.72%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.48%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	95.28%	96.90%	94.62%	100.12%	93.71%	94.95%	95.64%	100.04%

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%¹	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$952.79	$969.01	$946.15	$1,001.24	$937.06	$949.48	$956.38	$1,000.43

Hypothetical $1000 Investment With -10% Return[2]	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00

Segment Value Less Hypothetical Investment	$52.79	$69.01	$46.15	$101.24	$37.06	$49.48	$56.38	$100.43

Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$104.95	$103.20	$105.69	$99.88	$106.72	$105.32	$104.56	$99.96

9. Investment Base After Partial Surrender = Investment Base - #8	$895.05	$896.80	$894.31	$900.12	$893.28	$894.68	$895.44	$900.04

8	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$852.79	$869.01	$846.15	$901.24	$837.06	$849.48	$856.38	$900.43

Hypothetical $1000 Investment With -10% Return[2]	$800.00	$800.00	$800.00	$800.00	$800.00	$800.00	$800.00	$800.00

Segment Value Less Hypothetical Investment	$52.79	$69.01	$46.15	$101.24	$37.06	$49.48	$56.38	$100.43

C. 30% Index Return and no change in Interest Rates Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	9.29%	18.56%	28.34%	29.99%	30.12%	10.42%	5.66%	5.92%

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	9.14%	18.26%	27.34%	29.94%	30.02%	9.87%	4.91%	5.42%

2. Hypothetical Value of Fixed Assets	99.57%	98.63%	91.45%	99.55%	98.39%	98.47%	99.61%	98.72%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.48%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	108.70%	116.90%	118.80%	129.49%	126.92%	108.35%	104.52%	104.14%

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%¹	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$1,027.50	$1,150.00	$1,166.67	$1,294.94	$1,269.22	$1,027.50	$1,015.00	$1,030.00

Hypothetical $1000 Investment With 30% Return[2]	$1,300.00	$1,300.00	$1,300.00	$1,300.00	$1,300.00	$1,300.00	$1,300.00	$1,300.00

Segment Value Less Hypothetical Investment	-$272.50	-$150.00	-$133.33	-$5.06	-$30.78	-$272.50	-$285.00	-$270.00

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	9

Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$97.32	$86.96	$85.71	$77.22	$78.79	$97.32	$98.52	$97.09

9. Investment Base After Partial Surrender = Investment Base - #8	$902.68	$913.04	$914.29	$922.78	$921.21	$902.68	$901.48	$902.91

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$927.50	$1,050.00	$1,066.67	$1,194.94	$1,169.22	$927.50	$915.00	$930.00

Hypothetical $1000 Investment With 30% Return[2]	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00

Segment Value Less Hypothetical Investment	-$272.50	-$150.00	-$133.33	-$5.06	-$30.78	-$272.50	-$285.00	-$270.00

D. -30% Index Return and no change in Interest Rates Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	-19.74%	-15.64%	-8.73%	-5.95%	-19.73%	-18.16%	-19.48%	-23.03%

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	-19.89%	-15.94%	-9.73%	-6.00%	-19.83%	-18.71%	-20.23%	-23.53%

2. Hypothetical Value of Fixed Assets	99.57%	98.63%	91.45%	99.55%	98.39%	98.47%	99.61%	98.72%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.48%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	79.67%	82.69%	81.73%	93.55%	77.08%	79.76%	79.39%	75.19%

10	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%¹	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$796.73	$826.95	$817.28	$935.54	$770.75	$797.64	$793.89	$751.94

Hypothetical $1000 Investment With -30% Return[2]	$700.00	$700.00	$700.00	$700.00	$700.00	$700.00	$700.00	$700.00

Segment Value Less Hypothetical Investment	$96.73	$126.95	$117.28	$235.54	$70.75	$97.64	$93.89	$51.94

Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$125.51	$120.93	$122.36	$106.89	$129.74	$125.37	$125.96	$132.99

9. Investment Base After Partial Surrender = Investment Base - #8	$874.49	$879.07	$877.64	$893.11	$870.26	$874.63	$874.04	$867.01

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$696.73	$726.95	$717.28	$835.54	$670.75	$697.64	$693.89	$651.94

Hypothetical $1000 Investment With -30% Return[2]	$600.00	$600.00	$600.00	$600.00	$600.00	$600.00	$600.00	$600.00

Segment Value Less Hypothetical Investment	$96.73	$126.95	$117.28	$235.54	$70.75	$97.64	$93.89	$51.94

E. 10% Index Return and 1% increase in Interest Rates Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	5.39%	10.65%	19.00%	11.21%	12.20%	7.29%	4.16%	5.76%

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	11

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	5.24%	10.35%	18.00%	11.16%	12.10%	6.74%	3.41%	5.26%

2. Hypothetical Value of Fixed Assets	98.73%	96.62%	86.72%	98.38%	97.71%	95.76%	98.78%	98.05%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.47%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	103.97%	106.97%	104.71%	109.53%	108.34%	102.51%	102.19%	103.31%

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%[1]	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$1,027.50	$1,069.72	$1,047.14	$1,095.33	$1,083.41	$1,025.05	$1,015.00	$1,030.00

Hypothetical $1000 Investment With 10% Return[2]	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00

Segment Value Less Hypothetical Investment	-$72.50	-$30.28	-$52.86	-$4.67	-$16.59	-$74.95	-$85.00	-$70.00

Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$97.32	$93.48	$95.50	$91.30	$92.30	$97.56	$98.52	$97.09

9. Investment Base After Partial Surrender = Investment Base - #8	$902.68	$906.52	$904.50	$908.70	$907.70	$902.44	$901.48	$902.91

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$927.50	$969.72	$947.14	$995.33	$983.41	$925.05	$915.00	$930.00

Hypothetical $1000 Investment With -10% Return[2]	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Segment Value Less Hypothetical Investment	-$72.50	-$30.28	-$52.86	-$4.67	-$16.59	-$74.95	-$85.00	-$70.00

12	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

F. 10% Index Return and 1% decrease in Interest Rates Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	4.93%	9.28%	13.97%	10.80%	11.40%	5.06%	3.94%	5.79%

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	4.78%	8.98%	12.97%	10.75%	11.30%	4.51%	3.19%	5.29%

2. Hypothetical Value of Fixed Assets	100.42%	100.71%	96.50%	100.76%	99.07%	101.28%	100.46%	99.41%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.49%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	105.20%	109.68%	109.47%	111.50%	108.88%	105.79%	103.65%	104.69%

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%[1]	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$1,027.50	$1,096.84	$1,094.68	$1,115.05	$1,088.84	$1,027.50	$1,015.00	$1,030.00

Hypothetical $1000 Investment With 10% Return[2]	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00

Segment Value Less Hypothetical Investment	-$72.50	-$3.16	-$5.32	$15.05	-$11.16	-$72.50	-$85.00	-$70.00
Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$97.32	$91.17	$91.35	$89.68	$91.84	$97.32	$98.52	$97.09

9. Investment Base After Partial Surrender = Investment Base - #8	$902.68	$908.83	$908.65	$910.32	$908.16	$902.68	$901.48	$902.91

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	13

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$927.50	$996.84	$994.68	$1,015.05	$988.84	$927.50	$915.00	$930.00

Hypothetical $1000 Investment With -10% Return[2]	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Segment Value Less Hypothetical Investment	-$72.50	-$3.16	-$5.32	$15.05	-$11.16	-$72.50	-$85.00	-$70.00

(1)	The Prorated Cap for the Annual Lock segment is equal to one plus the Cap prorated for the number of Days since the last Contract Anniversary, multiplied by one plus the Cumulative Annual Lock Return

(2)

Assumes a hypothetical investment with a rate of return that mirrors hypothetical Index returns of 10%, -10%, 30%, and -30%. You cannot invest directly in an Index. This hypothetical investment does not represent any Structured Solutions annuity features such as a Cap, Contingent Yield, Upside Participation Rate, Total Reduction Rate, Buffer, Floor or Trigger. Such a hypothetical investment may not be available in the market.

Contracts with application dates prior to April 24, 2023

The hypothetical examples below show the calculation of Segment Values after the Segment start date and before the Segment Maturity Date. Each example also demonstrates the effect of a partial surrender. The examples are calculated across four different Index return scenarios.: 10%, -10%, 30%, and -30%. In addition to the Segment Value, a hypothetical investment with Index returns is shown for comparison purposes.

For each Segment, the Segment Value is reduced by the dollar amount of the surrender and the Investment Base will be reduced proportionally based on the percentage of Segment Value that is withdrawn. If at the time of surrender the Segment Value is less than the Investment Base, the Investment Base will be reduced by an amount greater than the dollar amount of the partial surrender. If at the time of surrender the Segment Value is greater than the Investment Base, the Investment Base will be reduced by an amount less than the dollar amount of the partial surrender. The reduced Investment Base will impact all future daily Segment Values including the Segment Value on the Segment Maturity Date.

Examples 1 through 4 use the Point-to-Point with a Cap and Buffer Crediting Method.

Example 5 uses the Point-to-Point with an Annual Fee (Reduction Rate) and Buffer Crediting Method.

Example 6 uses the Annual Lock with a Buffer Crediting Method.

Example 7 uses the Point-to-Point with a Contingent Yield and Buffer Crediting Method.

Example 8 uses the Point-to-Point with a Contingent Yield and Trigger Crediting Method.

You will not receive the full protection of the Buffer, Floor or Trigger prior to Segment maturity. The hypothetical portfolio is constructed to provide the full protection only at Segment maturity, and not earlier. It is possible that you would see no protection from the Trigger at Segment Maturity if the index rate of return is negative and the loss exceeds the Trigger (i.e., the Segment will incur the full Index loss). As a Segment moves closer to maturity, the Segment Value would generally reflect a larger portion of the protection. To the extent there is any protection from the Buffer, Floor, or Trigger during a Segment, it is reflected in the proxy value.

Note all components of the proxy value are stated as a percent for consistency.

The examples use hypothetical values and are not necessarily indicative of actual results. Segment returns will vary over the course of a Segment. Segments with longer durations may be more likely to reflect hypothetical index return assumptions.

All partial surrenders are assumed to include any applicable Surrender Charges.

14	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

Assumptions for All Index Return Scenarios

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Investment Base	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Segment Duration (months)	12	36	72	72	12	36	12	12

Months Since Segment Start Date	3	18	12	69	6	3	3	6

Buffer or Trigger Percentage	-10%	-15%	-25%	-25%	-10%	-10%	-10%	-25%

Cap or Contingent Yield	11%	30%	100%	100%	No Cap	11%	6%	6%

Upside Participation Rate	100%	100%	100%	100%	100%	100%	N/A	N/A

Total Reduction Rate (if applicable)	N/A	N/A	N/A	N/A	1.50%	N/A	N/A	N/A

Months Remaining in Segment	9	18	60	3	6	33	9	6

A. 10% Index Return Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	5.17%	9.98%	16.57%	11.00%	11.80%	6.08%	4.05%	5.77%

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	5.02%	9.68%	15.57%	10.95%	11.70%	5.53%	3.30%	5.27%

2. Hypothetical Value of Fixed Assets	99.57%	98.63%	85.00%	99.55%	98.39%	98.48%	99.61%	98.72%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.48%	0.00%	0.00%	0.00%

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	15

4. Proxy Value = #1 + #2 - #3	104.58%	108.31%	100.57%	110.51%	108.61%	104.01%	102.92%	104.00%

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%¹	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$1,027.50	$1,083.12	$1,005.73	$1,105.05	$1,086.06	$1,027.50	$1,015.00	$1,030.00

Hypothetical $1000 Investment With 10% Return[2]	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00	$1,100.00

Segment Value Less Hypothetical Investment	-$72.50	-$16.88	-$94.27	$5.05	-$13.94	-$72.50	-$85.00	-$70.00

Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$97.32	$92.33	$99.43	$90.49	$92.08	$97.32	$98.52	$97.09

9. Investment Base After Partial Surrender = Investment Base - #8	$902.68	$907.67	$900.57	$909.51	$907.92	$902.68	$901.48	$902.91

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$927.50	$983.12	$905.73	$1,005.05	$986.06	$927.50	$915.00	$930.00

Hypothetical $1000 Investment With 10% Return[2]	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Segment Value Less Hypothetical Investment	-$72.50	-$16.88	-$94.27	$5.05	-$13.94	-$72.50	-$85.00	-$70.00

16	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

B. -10% Index Return Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	-4.14%	-1.43%	4.16%	0.62%	-3.10%	-2.87%	-3.23%	1.82%

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	-4.29%	-1.73%	3.16%	0.57%	-3.20%	-3.42%	-3.98%	1.32%

2. Hypothetical Value of Fixed Assets	99.57%	98.63%	85.00%	99.55%	98.39%	98.48%	99.61%	98.72%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.48%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	95.28%	96.90%	88.17%	100.12%	93.71%	95.06%	95.64%	100.04%

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%¹	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$952.79	$969.01	$881.66	$1,001.24	$937.06	$950.56	$956.38	$1,000.43

Hypothetical $1000 Investment With -10% Return[2]	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00	$900.00

Segment Value Less Hypothetical Investment	$52.79	$69.01	-$18.34	$101.24	$37.06	$50.56	$56.38	$100.43

Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$104.95	$103.20	$113.42	$99.88	$106.72	$105.20	$104.56	$99.96

9. Investment Base After Partial Surrender = Investment Base - #8	$895.05	$896.80	$886.58	$900.12	$893.28	$894.80	$895.44	$900.04

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	17

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$852.79	$869.01	$781.66	$901.24	$837.06	$850.56	$856.38	$900.43

Hypothetical $1000 Investment With -10% Return[2]	$800.00	$800.00	$800.00	$800.00	$800.00	$800.00	$800.00	$800.00

Segment Value Less Hypothetical Investment	$52.79	$69.01	-$18.34	$101.24	$37.06	$50.56	$56.38	$100.43

C. 30% Index Return Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	9.29%	18.56%	28.34%	29.99%	30.12%	10.05%	5.66%	5.92%

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	9.14%	18.26%	27.34%	29.94%	30.02%	9.50%	4.91%	5.42%

2. Hypothetical Value of Fixed Assets	99.57%	98.63%	85.00%	99.55%	98.39%	98.48%	99.61%	98.72%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.48%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	108.70%	116.90%	112.35%	129.49%	126.92%	107.98%	104.52%	104.14%

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%¹	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$1,027.50	$1,150.00	$1,123.46	$1,294.94	$1,269.22	$1,027.50	$1,015.00	$1,030.00

Hypothetical $1000 Investment With 30% Return[2]	$1,300.00	$1,300.00	$1,300.00	$1,300.00	$1,300.00	$1,300.00	$1,300.00	$1,300.00

Segment Value Less Hypothetical Investment	-$272.50	-$150.00	-$176.54	-$5.06	-$30.78	-$272.50	-$285.00	-$270.00

18	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$97.32	$86.96	$89.01	$77.22	$78.79	$97.32	$98.52	$97.09

9. Investment Base After Partial Surrender = Investment Base - #8	$902.68	$913.04	$910.99	$922.78	$921.21	$902.68	$901.48	$902.91

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$927.50	$1,050.00	$1,023.46	$1,194.94	$1,169.22	$927.50	$915.00	$930.00

Hypothetical $1000 Investment With 30% Return[2]	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00

Segment Value Less Hypothetical Investment	-$272.50	-$150.00	-$176.54	-$5.06	-$30.78	-$272.50	-$285.00	-$270.00

D. -30% Index Return Scenario

Example Number	#1	#2	#3	#4	#5	#6	#7	#8

Segment Type	1 Year Cap and Buffer	3 Year Cap and Buffer	6 Year Cap and Buffer	6 Year Cap and Buffer	1 Year Annual Fee (Reduction Rate)	3 Year Annual Lock	1 Year Contingent Yield and Buffer	1 Year Contingent Yield and Trigger

Hypothetical Value of Derivatives Excluding Transaction Costs	-19.74%	-15.64%	-8.73%	-5.95%	-19.73%	-17.90%	-19.48%	-23.03%

Less Estimated Transaction Costs	0.15%	0.30%	1.00%	0.05%	0.10%	0.55%	0.75%	0.50%

1. Hypothetical Value of Derivatives	-19.89%	-15.94%	-9.73%	-6.00%	-19.83%	-18.45%	-20.23%	-23.53%

2. Hypothetical Value of Fixed Assets	99.57%	98.63%	85.00%	99.55%	98.39%	98.48%	99.61%	98.72%

3. Present Value of Total Reduction Rate	0.00%	0.00%	0.00%	0.00%	1.48%	0.00%	0.00%	0.00%

4. Proxy Value = #1 + #2 - #3	79.67%	82.69%	75.28%	93.55%	77.08%	80.03%	79.39%	75.19%

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	19

5. Prorated Cap or Contingent Yield	102.75%	115.00%	116.67%	195.83%	No Cap	102.75%¹	101.50%	103.00%

6. Segment Value = Investment Base * Lesser of #4 and #5	$796.73	$826.95	$752.78	$935.54	$770.75	$800.34	$793.89	$751.94

Hypothetical $1000 Investment With -30% Return[2]	$700.00	$700.00	$700.00	$700.00	$700.00	$700.00	$700.00	$700.00

Segment Value Less Hypothetical Investment	$96.73	$126.95	$52.78	$235.54	$70.75	$100.34	$93.89	$51.94

Impact to Values Due to Partial Surrender

7. Partial Surrender Amount	$100	$100	$100	$100	$100	$100	$100	$100

8. Proportionate Adjustment to Investment Base = Investment Base * (#7 / #6)	$125.51	$120.93	$132.84	$106.89	$129.74	$124.95	$125.96	$132.99

9. Investment Base After Partial Surrender = Investment Base - #8	$874.49	$879.07	$867.16	$893.11	$870.26	$875.05	$874.04	$867.01

10. Segment Value After Partial Surrender = #9 * Lesser of #4 and #5	$696.73	$726.95	$652.78	$835.54	$670.75	$700.34	$693.89	$651.94

Hypothetical $1000 Investment With -30% Return[2]	$600.00	$600.00	$600.00	$600.00	$600.00	$600.00	$600.00	$600.00

Segment Value Less Hypothetical Investment	$96.73	$126.95	$52.78	$235.54	$70.75	$100.34	$93.89	$51.94

(1)	The Prorated Cap for the Annual Lock segment is equal to one plus the Cap prorated for the number of Days since the last Contract Anniversary, multiplied by one plus the Cumulative Annual Lock Return

(2)

Assumes a hypothetical investment with a rate of return that mirrors hypothetical Index returns of 10%, -10%, 30%, and -30%. You cannot invest directly in an Index. This hypothetical investment does not represent any Structured Solutions annuity features such as a Cap, Contingent Yield, Upside Participation Rate, Total Reduction Rate, Buffer, Floor or Trigger. Such a hypothetical investment may not be available in the market

Additional Proxy Value Details

The proxy value for the portfolio of assets is a factor equal to the sum of (1) the Hypothetical Value of Derivatives plus (2) the Hypothetical Value of Fixed Assets less (3) the Present Value of the Total Reduction Rate (applicable only for Segments with an Annual Fee (Reduction Rate)). Descriptions of how We determine the Hypothetical Value of Derivatives, Hypothetical Value of Fixed Assets and Present Value of the Total Reduction Rate are set forth below.

20	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

(1) Hypothetical Value of Derivatives.

At the start of each Segment, a hypothetical portfolio of options is created and tracked which replicates the applicable Cap or Contingent Yield and applicable Buffer, Floor, or Trigger. The Hypothetical Value of Derivatives is equal to the estimated exit value of this hypothetical portfolio.

For Segments that do not have an annual lock, the following options will be used, each of which will be valued using an option pricing formula:

—	(A) At-the-Money Call: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Segment.

—	(B) Out-of-the-Money Call: This represents the market value of the potential for gain in excess of the Cap (if applicable).

—	(C) At-the-Money Put: If the Segment has a floor, this represents the market value of the potential for losses that may occur in the Segment. This option is not used if the Segment has a Buffer.

—	(D) Out-of-the-Money Put: This represents the market value of the potential to receive an amount equal to the excess loss beyond the applicable Buffer, Floor or Trigger.

—	(E) Out-of-the-Money Binary Put: This represents the market value of the potential to receive a fixed amount whenever losses are beyond the applicable Buffer or Trigger.

For Segments with a Cap and a Buffer:

Hypothetical Value of Derivatives = Upside Participation Rate * (A – B) – D.

For Segments with a Buffer and no declared Cap:

Hypothetical Value of Derivatives = Upside Participation Rate * A – D.

For Segments with a Cap and a Floor:

Hypothetical Value of Derivatives = Upside Participation Rate * (A – B) – C + D.

For Segments with a Floor and with no declared Cap:

Hypothetical Value of Derivatives = Upside Participation Rate * A – C + D.

For Segments with a Contingent Yield and Buffer:

Hypothetical Value of Derivatives = Present value of Contingent Yield(1) – Contingent Yield * E – D

For Segments with a Contingent Yield and a Trigger:

Hypothetical Value of Derivatives = Present value of Contingent Yield(1)– (Contingent Yield – Trigger) * E – D

For Segments with an Annual Lock, We designate and value a replicating derivative structure which is tied to the compounded performance for each year of the Annual Lock.

The following market inputs will be used:

Implied Volatility: This input will vary by the time to the Segment Maturity Date and moneyness (a measure of the difference between an option’s strike price and the current Index value). Linear interpolation between available market inputs will be used to approximate the volatility for a particular option.

Risk-Free Interest Rate: This input will vary by the time to the Segment Maturity Date. Linear interpolation will be used to approximate the risk-free rate for a particular option.

Index Forward: This input is the cost of delivering the Index at a specified date in the future. This cost is driven by current interest rates and projected dividend rates. It will vary by the time to the Segment Maturity Date. Linear interpolation will be used to approximate the forward used for a particular option.

If these market inputs are not available for a Business Day, the market inputs will be based on the prior Business Day’s values.

Additionally, the Hypothetical Value of Derivatives will be adjusted for the potential transaction costs of exiting derivative positions before the Segment Maturity Date. This adjustment may result in a lower Segment Value and helps protect us from the trading risks that may arise when exiting derivative positions.

(1)	The “present value of Contingent Yield” is calculated by discounting the Contingent Yield from the Segment Maturity Date to the current date at a risk-free interest rate.

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	21

(2) Hypothetical Value of Fixed Assets.

For Contracts with application dates before 4/24/2023, the Hypothetical Value of Fixed Assets is calculated as follows:

1	where:
(1 + R)M

R	=	A reference rate representing current yields. It uses the Bloomberg US Agg Credit Index – Yield to Worst rate plus a Rate Adjustment Factor.

M	=	The number of full and partial years remaining in Your Segment

The Rate Adjustment Factor is calculated so Your Segment Value on the Segment start date, prior to any adjustment for exit costs made to the Hypothetical Value of Derivatives, will be equal to Your Investment Base. This adjustment will be set at the beginning of each Segment and will not change during the Segment.

For Contracts with application dates on or after 4/24/2023, the Hypothetical Value of Fixed Assets is calculated as follows:

1	*Rate Adjustment
(1 + Initial Value)M

Where:

Initial Value	=	A value calculated so Your Segment Value on the Segment start date, prior to any adjustment for exit costs made to the Hypothetical Value of Derivatives, will be equal to Your Investment Base. The Initial Value will not change during the Segment.

M	=	The number of full and partial years remaining in Your Segment

Rate Adjustment	=	An estimate of the change in fixed asset values that has occurred since the start of Your Segment.

The Rate Adjustment is equal to:

(1 + Reference Rate as of the Segment Start Date	)	Rate Adjustment Tenor
1 + Reference Rate as of the current date

Where:

Rate Adjustment Tenor = Segment Duration*(M/Segment Duration)Rate Adjustment Exponent

Segment Duration = The initial length of the segment in years

Reference Rate = A rate representing current yields. Currently we are using the Bloomberg US Agg Credit Index – Yield to Worst. We may change the external index being used at any time.

Rate Adjustment Exponent = The current value is 0.5. We may change this value for new segments between the values of 0.2 and 1.

(3) Present Value of the Total Reduction Rate. Applicable only for Segments with an Annual Fee (Reduction Rate).

It is calculated as follows:

Total Reduction Rate	Where:
(1 + r)M

r	=	A risk-free interest rate based on the Segment Maturity Date
M	=	The number of full and partial years remaining in Your Segment

The Rate Adjustment Factor will help offset the initial present value of the Total Reduction Rate so it does not immediately lower Your Segment Value.

22	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

Rating Agencies

We receive ratings from independent rating agencies. These agencies evaluate the creditworthiness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our General Account as well as the Separate Account.

For detailed information on the agency ratings given to RiverSource Life, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M.	www.ambest.co

Moody’	www.moodys.co

Standard &	www.standardandpoors.co

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors) serves as principal underwriter for the contracts, which are offered on a continuous basis. Its principal business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). RiverSource Distributors is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered. The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc. The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life in 2024 was $439,655,537, in 2023 was $394,275,424 and; in 2022 was $408,452,683. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY ∎	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2024 and 2023, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of market risk benefits

As described in Notes 2 and 12 to the consolidated financial statements, market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach, dependent upon the fee structure of the contract. The significant assumptions used by management to develop the fair value measurements of market risk benefits include utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate. As of December 31, 2024, the market risk benefits asset was $2,182 million and the market risk benefits liability was $1,263 million.

The principal considerations for our determination that performing procedures relating to the valuation of market risk benefits is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the market risk benefits, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management’s significant assumptions related to utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate (collectively, the significant market risk benefit assumptions), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to market risk benefits, including controls over the reasonableness of the significant market risk benefit assumptions. These procedures also included, among others, (i) evaluating management’s process for developing the fair value estimate of the market risk benefits, (ii) testing, on a sample basis, the completeness and accuracy of data used in the estimate, and (iii) the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant market risk benefit assumptions based on industry knowledge and data as well as historical Company data and experience, and the continued appropriateness of unchanged assumptions.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2025

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2024	2023
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2024, $23,127; 2023, $19,871; allowance for credit losses: 2024, $1; 2023, $2)	$22,259	$19,374
Mortgage loans, at amortized cost (allowance for credit losses: 2024, $10; 2023, $10)	1,797	1,725
Policy loans	982	912
Other investments (allowance for credit losses: 2024, nil; 2023, nil)	115	165
Total investments	25,153	22,176
Investments of consolidated investment entities, at fair value	2,387	2,099
Cash and cash equivalents	2,483	2,598
Cash of consolidated investment entities, at fair value	373	87
Market risk benefits	2,182	1,427
Reinsurance recoverables (allowance for credit losses: 2024, $20; 2023, $27)	4,046	4,284
Receivables	6,042	6,702
Receivables of consolidated investment entities, at fair value	31	28
Accrued investment income	216	176
Deferred acquisition costs	2,661	2,696
Other assets	10,482	6,977
Other assets of consolidated investment entities, at fair value	2	1
Separate account assets	75,576	74,634
Total assets	$131,634	$123,885

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$41,863	$37,535
Market risk benefits	1,263	1,762
Short-term borrowings	201	201
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,429	2,155
Other liabilities	8,298	5,896
Other liabilities of consolidated investment entities, at fair value	314	45
Separate account liabilities	75,576	74,634
Total liabilities	130,444	122,728
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(400)	(618)
Accumulated other comprehensive income (loss), net of tax	(879)	(694)
Total shareholder’s equity	1,190	1,157
Total liabilities and shareholder’s equity	$131,634	$123,885

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2024	2023	2022
Revenues
Premiums	$472	$448	$306
Net investment income	1,546	1,304	827
Policy and contract charges	2,060	2,020	2,078
Other revenues	578	590	644
Net realized investment gains (losses)	(81)	(70)	(100)
Total revenues	4,575	4,292	3,755

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,299	1,348	236
Interest credited to fixed accounts	616	654	665
Remeasurement (gains) losses of future policy benefit reserves	(44)	(20)	1
Change in fair value of market risk benefits	628	798	311
Amortization of deferred acquisition costs	234	239	241
Interest and debt expense	192	192	108
Other insurance and operating expenses	729	697	682
Total benefits and expenses	3,654	3,908	2,244
Pretax income (loss)	921	384	1,511
Income tax provision (benefit)	103	(10)	209
Net income	$818	$394	$1,302

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2024	2023	2022

Net income	$818	$394	$1,302
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(276)	509	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	153	(54)	861
Effect of changes in instrument-specific credit risk on market risk benefits	(62)	(65)	407
Total other comprehensive income (loss), net of tax	(185)	390	(767)
Total comprehensive income (loss)	$633	$784	$535

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2022	$3	$2,466	$(1,114)	$(317)	$1,038
Net income	—	—	1,302	—	1,302
Other comprehensive loss, net of tax	—	—	—	(767)	(767)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2022	3	2,466	(412)	(1,084)	973
Net income	—	—	394	—	394
Other comprehensive income, net of tax	—	—	—	390	390
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2023	3	2,466	(618)	(694)	1,157
Net income	—	—	818	—	818
Other comprehensive loss, net of tax	—	—	—	(185)	(185)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2024	$3	$2,466	$(400)	$(879)	$1,190

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2024	2023	2022
Cash Flows from Operating Activities
Net income	$818	$394	$1,302
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(195)	(205)	(201)
Deferred income tax (benefit) expense	404	100	154
Contractholder and policyholder charges, non-cash	(407)	(403)	(395)
Loss from equity method investments	28	26	48
Net realized investment (gains) losses	12	46	(3)
Impairments and provision for loan losses	(1)	(20)	91
Net losses (gains) of consolidated investment entities	(13)	23	17
Changes in operating assets and liabilities:
Deferred acquisition costs	35	63	62
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	4,238	3,474	1,013
Derivatives, net of collateral	(1,669)	(666)	311
Reinsurance recoverables	89	100	84
Receivables	291	333	279
Accrued investment income	(40)	(31)	(21)
Current income tax, net	(15)	(323)	72
Other operating assets and liabilities of consolidated investment entities	1	(5)	2
Other, net	92	134	136
Net cash provided by (used in) operating activities	3,668	3,040	2,951

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	1,106	617	1,309
Maturities, sinking fund payments and calls	1,775	963	1,563
Purchases	(6,039)	(4,187)	(5,600)
Proceeds from sales, maturities and repayments of mortgage loans	123	118	141
Funding of mortgage loans	(196)	(74)	(124)
Proceeds from sales and collections of other investments	34	29	24
Purchase of other investments	(14)	(15)	(46)
Purchase of investments by consolidated investment entities	(1,125)	(427)	(961)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	1,117	643	615
Purchase of equipment and software	(10)	(10)	(13)
Change in policy loans, net	(70)	(65)	(13)
Cash paid for deposit receivable	(33)	(39)	(45)
Cash received for deposit receivable	592	774	550
Advance on line of credit to Ameriprise Financial, Inc.	(450)	(850)	(1,034)
Repayment from Ameriprise Financial, Inc. on line of credit	450	850	1,034
Cash paid for written options with deferred premiums	(57)	(59)	(619)
Cash received from written options with deferred premiums	22	43	204
Other, net	(1)	25	21
Net cash provided by (used in) investing activities	(2,776)	(1,664)	(2,994)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	1,470	1,476	1,169
Net transfers from (to) separate accounts	(176)	(132)	(162)
Surrenders and other benefits	(1,765)	(2,102)	(1,459)
Proceeds from line of credit with Ameriprise Financial, Inc.	3	—	—
Payments on line of credit with Ameriprise Financial, Inc.	(3)	—	—
Cash paid for purchased options with deferred premiums	(148)	(53)	(197)
Cash received for purchased options with deferred premiums	229	251	378
Borrowings by consolidated investment entities	1,273	—	341
Repayments of debt by consolidated investment entities	(1,004)	(275)	(4)
Cash dividends to Ameriprise Financial, Inc.	(600)	(600)	(600)
Net cash provided by (used in) financing activities	(721)	(1,435)	(534)
Net increase (decrease) in cash and cash equivalents	171	(59)	(577)
Cash and cash equivalents at beginning of period	2,685	2,744	3,321
Cash and cash equivalents at end of period	$2,856	$2,685	$2,744

Supplemental Disclosures:
Income taxes paid (received), net	$(286)	$215	$(17)
Interest paid excluding consolidated investment entities	38	28	3
Interest paid by consolidated investment entities	176	177	75

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s operations constitute a single operating segment, and therefore a single reportable segment, as the chief operating decision maker (“CODM”) manages the business activities using information of the Company as a whole. As its CODM, the Company’s Chairman and President utilizes the Consolidated Statements of Income and its net income metric to allocate resources and assess performance of the Company. The accounting policies used to measure the profit and loss of the segment are the same as those described in Note 2.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add an optional guaranteed minimum death benefit (“GMDB”) rider to their contract.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

RiverSource Life Insurance Company

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (loss) (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to Net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed

RiverSource Life Insurance Company

securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for credit losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation

RiverSource Life Insurance Company

is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit Receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the

RiverSource Life Insurance Company

Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within Other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2024 and 2023, land, buildings, equipment and software were $113 million and $117 million, net of accumulated depreciation of $258 million and $244 million as of December 31, 2024 and 2023, respectively. Depreciation and amortization expense for the years ended December 31, 2024, 2023 and 2022 was $14 million, $15 million and $13 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”) provisions accounted for as market risk benefits.

RiverSource Life Insurance Company

See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The deferred acquisition costs (“DAC”) associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant level basis using the same methodology and assumptions used to amortize DAC. Deferred sales inducement costs (“DSIC”) is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of, and Separate account liabilities represent the obligation to, the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products and life contingent payout annuity products.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserve) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

RiverSource Life Insurance Company

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 10.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using the same assumptions and factors used to amortize DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

RiverSource Life Insurance Company

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are generally calculated as a percentage of the fair value of assets held in separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges and cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed. These fees and charges are recorded in Policy and contract charges.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Segment Reporting — Improvements to Reportable Segment Disclosures

In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss and contain other disclosure requirements. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. The Company adopted the standard on January 1, 2024. The adoption of the standard did not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

Future Adoption of New Accounting Standards

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Company is assessing changes to the income tax-related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

RiverSource Life Insurance Company

Expenses — Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses, requiring public business entities to disclose disaggregated information about certain income statement expense line items. The disaggregated disclosures are required to be in the footnotes to the consolidated financial statements on an annual and interim basis. The standard is to be applied prospectively, with an option for retrospective application and is effective for annual periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company is assessing changes to footnote disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2024	2023	2022
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$158	$152	$164
Unaffiliated	16	14	14
Total	174	166	178
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	41	39	42
Unaffiliated	19	17	18
	60	56	60
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	320	307	334
Unaffiliated	5	4	4
	325	311	338
Total	385	367	398
Total revenue from contracts with customers	559	533	576
Revenue from other sources(1)	4,016	3,759	3,179
Total revenues	$4,575	$4,292	$3,755

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The

RiverSource Life Insurance Company

affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $50 million and $49 million as of December 31, 2024 and 2023, respectively.

5. VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any additional support to these entities. The Company has unfunded commitments related to consolidated CLOs of $2 million and $24 million as of December 31, 2024 and 2023, respectively.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities.

Additionally, the Company invests in CLOs for which it is the sponsor. CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary.

The Company’s maximum exposure to loss with respect to structured investments and non-consolidated CLOs is limited to its amortized cost. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in Other investments and was $46 million and $70 million as of December 31, 2024 and 2023, respectively. The Company’s liability related to original purchase commitments not yet remitted to the VIEs was not material as of December 31, 2024 and 2023, respectively. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2024
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$50	$—	$50
Common stocks	—	2	1	3
Syndicated loans	—	2,216	118	2,334
Total investments	—	2,268	119	2,387
Receivables	—	31	—	31
Other assets	—	2	—	2
Total assets at fair value	$—	$2,301	$119	$2,420
Liabilities
Debt(1)	$—	$2,429	$—	$2,429
Other liabilities	—	314	—	314
Total liabilities at fair value	$—	$2,743	$—	$2,743

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$40	$—	$40
Common stocks	—	5	—	5
Syndicated loans	—	1,991	63	2,054
Total investments	—	2,036	63	2,099
Receivables	—	28	—	28
Other assets	—	1	—	1
Total assets at fair value	$—	$2,065	$63	$2,128
Liabilities
Debt(1)	$—	$2,155	$—	$2,155
Other liabilities	—	45	—	45
Total liabilities at fair value	$—	$2,200	$—	$2,200

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.1 billion as of December 31, 2024 and 2023, respectively.

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

(in millions)	Common Stocks		Syndicated Loans
Balance at January 1, 2024	$—		$63
Total gains (losses) included in:
Net income	(1	)(1)	(7	)(1)
Purchases	—		168
Sales	(1)		—
Settlements	—		(5)
Transfers into Level 3	4		103
Transfers out of Level 3	(1)		(204)
Balance at December 31, 2024	$1		$118
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2024	$—	(1)	$—	(1)

RiverSource Life Insurance Company

(in millions)	Syndicated Loans		Other Assets
Balance at January 1, 2023	$125		$1
Total gains (losses) included in:
Net income	(4	)(1)	—
Purchases	45		—
Sales	(10)		—
Settlements	(16)		—
Transfers into Level 3	122		—
Transfers out of Level 3	(199)		(1)
Balance at December 31, 2023	$63		$—
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2023	$(1	)(1)	$—

(in millions)	Common Stocks	Syndicated Loans		Other Assets
Balance at January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance at December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2024 and 2023 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short-term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short-term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on CLO debt.

RiverSource Life Insurance Company

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

	December 31,
(in millions)	2024	2023
Syndicated loans
Unpaid principal balance	$2,406	$2,190
Excess unpaid principal over fair value	(72)	(136)
Fair value	$2,334	$2,054
Fair value of loans more than 90 days past due	$1	$—
Fair value of loans in nonaccrual status	1	13
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	5	40
Debt
Unpaid principal balance	$2,633	$2,362
Excess unpaid principal over fair value	(204)	(207)
Carrying value(1)	$2,429	$2,155

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.1 billion as of December 31, 2024 and 2023, respectively.

During 2024, the Company launched two new CLOs that issued debt of $816 million in total.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2024, 2023 and 2022.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
Debt of consolidated CLOs due 2030-2038	$2,429	$2,155	5.9%	6.6%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 14.8%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2024
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$13,803	$199	$(709)	$—	$13,293
Residential mortgage backed securities	4,302	15	(278)	—	4,039
Commercial mortgage backed securities	2,211	3	(114)	—	2,100
State and municipal obligations	627	29	(19)	(1)	636
Asset backed securities	2,176	15	(8)	—	2,183
Foreign government bonds and obligations	7	—	—	—	7
U.S. government and agency obligations	1	—	—	—	1
Total	$23,127	$261	$(1,128)	$(1)	$22,259

RiverSource Life Insurance Company

	December 31, 2023
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$10,828	$405	$(497)	$(1)	$10,735
Residential mortgage backed securities	3,886	20	(264)	—	3,642
Commercial mortgage backed securities	2,784	6	(193)	—	2,597
State and municipal obligations	717	61	(19)	(1)	758
Asset backed securities	1,545	7	(21)	—	1,531
Foreign government bonds and obligations	12	—	—	—	12
U.S. government and agency obligations	99	—	—	—	99
Total	$19,871	$499	$(994)	$(2)	$19,374

As of December 31, 2024 and 2023, accrued interest of $208 million and $168 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2024 and 2023, fixed maturity securities comprised approximately 88% and 87%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2024 and 2023, $497 million and $265 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2024			December 31, 2023
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$4,416	$4,284	19%	$4,558	$4,337	22%
AA	4,455	4,256	19	3,961	3,799	20
A	2,689	2,650	12	2,213	2,279	12
BBB	11,279	10,786	49	8,813	8,633	44
Below investment grade	288	283	1	326	326	2
Total fixed maturities	$23,127	$22,259	100%	$19,871	$19,374	100%

As of December 31, 2024 and 2023, approximately 55% and 61%, respectively, of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2024, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $567 million that was 48% of the Company’s total shareholder’s equity. During June of 2024, the Company invested $310 million in new asset backed securities issued by Ameriprise Installment Financing, LLC. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2024, the fair value of these asset backed securities was $312 million which represents 26% of the Company’s total shareholder’s equity. Also, the Company had an additional 47 issuers with holdings totaling $8.7 billion that individually were between 10% and 27% of the Company’s total shareholder’s equity as of December 31, 2024. As of December 31, 2023, the Company had holdings in AAF 2 totaling $554 million that was 48% of the Company’s total shareholder’s equity. Also, the Company had an additional 34 issuers with holdings totaling $5.8 billion that individually were between 10% and 23% of the Company’s total shareholder’s equity as of December 31, 2023. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2024 and 2023.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2024
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	275	$5,272	$(177)	277	$3,975	$(532)	552	$9,247	$(709)
Residential mortgage backed securities	75	1,245	(25)	189	1,633	(253)	264	2,878	(278)
Commercial mortgage backed securities	16	265	(5)	166	1,589	(109)	182	1,854	(114)
State and municipal obligations	20	56	(2)	44	133	(17)	64	189	(19)
Asset backed securities	6	57	(1)	15	73	(7)	21	130	(8)
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
Total	392	$6,895	$(210)	693	$7,409	$(918)	1,085	$14,304	$(1,128)

	December 31, 2023
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	43	$410	$(8)	340	$4,735	$(489)	383	$5,145	$(497)
Residential mortgage backed securities	30	389	(4)	204	2,114	(260)	234	2,503	(264)
Commercial mortgage backed securities	20	264	(4)	196	2,062	(189)	216	2,326	(193)
State and municipal obligations	5	29	(1)	47	137	(18)	52	166	(19)
Asset backed securities	5	102	—	32	684	(21)	37	786	(21)
U.S. government and agency obligations	1	—	—	—	—	—	1	—	—
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
Total	104	$1,194	$(17)	821	$9,738	$(977)	925	$10,932	$(994)

As part of the Company’s ongoing monitoring process, management determined that the increase in gross unrealized loss on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2024 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2024 and 2023, approximately 96% and 94%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2022	$—	$1	$1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	20	2	22
Additions for which credit losses were not previously recorded	1	—	1
Reductions for securities sold during the period (realized)	(20)	(1)	(21)
Balance at December 31, 2023	1	1	2
Reductions for securities sold during the period (realized)	(1)	—	(1)
Balance at December 31, 2024	$—	$1	$1

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Gross realized investment gains	$34	$11	$28
Gross realized investment losses	(46)	(57)	(25)
Credit reversals (losses)	1	20	(21)
Other impairments	—	(1)	(70)
Total	$(11)	$(27)	$(88)

Credit losses recorded during the year ended December 31, 2022 and subsequently reversed due to sale of the security during the year ended December 31, 2023 relate to a corporate debt security in the communications industry. Other impairments for the years ended December 31, 2023 and 2022 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2024 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$296	$294
Due after one year through five years	2,362	2,300
Due after five years through 10 years	5,507	5,216
Due after 10 years	6,273	6,127
	14,438	13,937
Residential mortgage backed securities	4,302	4,039
Commercial mortgage backed securities	2,211	2,100
Asset backed securities	2,176	2,183
Total	$23,127	$22,259

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2024	2023	2022
Fixed maturities	$1,026	$830	$615
Mortgage loans	73	69	73
Other investments	473	431	159
	1,572	1,330	847
Less: investment expenses	26	26	20
Total	$1,546	$1,304	$827

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Fixed maturities	$(11)	$(27)	$(88)
Mortgage loans	(1)	1	(1)
Other investments	(69)	(44)	(11)
Total	$(81)	$(70)	$(100)

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at January 1, 2022	$12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	11
Provisions	(1)
Balance at December 31, 2023	10
Provisions	—
Balance at December 31, 2024	$10

As of December 31, 2024 and 2023, accrued interest on commercial loans was $17 million and $15 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

During the years ended December 31, 2024, 2023 and 2022, the Company purchased $3 million, $1 million and $42 million, respectively, of syndicated loans, and sold $2 million, $1 million and nil, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2024 and 2023. All loans were considered to be performing.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2024 and 2023. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2024 and 2023.

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2024
Loan-to-Value Ratio (in millions)	2024	2023	2022	2021	2020	Prior	Total
> 100%	$—	$—	$—	$—	$—	$15	$15
80% - 100%	—	—	—	—	10	48	58
60% - 80%	83	39	13	9	6	121	271
40% - 60%	87	22	39	67	37	338	590
< 40%	13	7	47	94	46	666	873
Total	$183	$68	$99	$170	$99	$1,188	$1,807

	December 31, 2023
Loan-to-Value Ratio (in millions)	2023	2022	2021	2020	2019	Prior	Total
> 100%	$—	$—	$—	$—	$2	$20	$22
80% - 100%	—	—	—	2	11	49	62
60% - 80%	55	26	6	14	40	102	243
40% - 60%	7	46	129	49	65	343	639
< 40%	7	31	43	37	71	580	769
Total	$69	$103	$178	$102	$189	$1,094	$1,735

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type. For the year ended December 31, 2024, write-offs of commercial mortgage loans were not material.

RiverSource Life Insurance Company

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
East North Central	$177	$180	10%	10%
East South Central	40	47	2	3
Middle Atlantic	118	97	7	6
Mountain	149	130	8	8
New England	24	21	1	1
Pacific	602	595	33	34
South Atlantic	477	452	26	26
West North Central	117	105	7	6
West South Central	103	108	6	6
Total	$1,807	$1,735	100%	100%

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
Apartments	$494	$454	27%	26%
Hotel	33	13	2	1
Industrial	337	293	19	17
Mixed use	58	54	3	3
Office	208	230	12	13
Retail	533	546	29	32
Other	144	145	8	8
Total	$1,807	$1,735	100%	100%

Syndicated Loans

The investment in syndicated loans as of December 31, 2024 and 2023 was $36 million and $57 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2024 and 2023. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality. For the year ended December 31, 2024, write-offs of syndicated loans were not material.

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2024
Internal Risk Rating (in millions)	2024	2023	2022	2021	2020	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	4	—	—	4
Risk 2	10	1	—	1	—	5	17
Risk 1	11	1	—	2	1	—	15
Total	$21	$2	$—	$7	$1	$5	$36

	December 31, 2023
Internal Risk Rating (in millions)	2023	2022	2021	2020	2019	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	7	—	1	1	9
Risk 2	6	1	9	2	6	—	24
Risk 1	6	2	9	1	5	1	24
Total	$12	$3	$25	$3	$12	$2	$57

RiverSource Life Insurance Company

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $5.8 billion and $6.5 billion as of December 31, 2024 and 2023, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2024 and 2023.

Modifications with Borrowers Experiencing Financial Difficulty

Modifications of financing receivables with borrowers experiencing financial difficulty by the Company were not material for the years ended December 31, 2024 and 2023.

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC:

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2024	$1,481	$208	$35	$5	$110	$534
Capitalization of acquisition costs	24	98	—	—	—	64
Amortization	(117)	(30)	(7)	(1)	(7)	(45)
Balance at December 31, 2024	$1,388	$276	$28	$4	$103	$553

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2024	$223	$2	$6	$17	$75	$2,696
Capitalization of acquisition costs	3	—	5	2	3	199
Amortization	(16)	—	(1)	(2)	(8)	(234)
Balance at December 31, 2024	$210	$2	$10	$17	$70	$2,661

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2023	$1,582	$149	$45	$6	$118	$521
Capitalization of acquisition costs	23	83	—	—	—	57
Amortization	(124)	(24)	(10)	(1)	(8)	(44)
Balance at December 31, 2023	$1,481	$208	$35	$5	$110	$534

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2023	$236	$3	$2	$18	$79	$2,759
Capitalization of acquisition costs	4	—	4	1	4	176
Amortization	(17)	(1)	—	(2)	(8)	(239)
Balance at December 31, 2023	$223	$2	$6	$17	$75	$2,696
The following tables summarize the balances of and changes in DSIC:

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2024	$134	$12	$146
Amortization	(13)	(2)	(15)
Balance at December 31, 2024	$121	$10	$131

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2023	$149	$16	$165
Amortization	(15)	(4)	(19)
Balance at December 31, 2023	$134	$12	$146

RiverSource Life Insurance Company

9. REINSURANCE

The Company reinsures a portion of its insurance risks through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent payout annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

For IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only, which are about 90% of the total RiverSource Life of NY in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2024 and 2023, traditional life and UL insurance policies in force were $198.1 billion and $198.8 billion, respectively, of which $143.5 billion and $144.7 billion as of December 31, 2024 and 2023 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Direct premiums	$696	$674	$530
Reinsurance ceded	(224)	(226)	(224)
Net premiums	$472	$448	$306

Policy and contract charges are presented on the Consolidated Statements of Income net of $188 million, $180 million and $165 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2024, 2023 and 2022, respectively.

The amount of claims recovered through reinsurance on all contracts was $466 million, $438 million and $435 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Reinsurance recoverables include approximately $2.6 billion and $2.8 billion related to LTC risk ceded to Genworth as of December 31, 2024 and 2023, respectively.

Policyholder account balances, future policy benefits and claims include $351 million and $376 million related to previously assumed reinsurance arrangements as of December 31, 2024 and 2023, respectively.

RiverSource Life Insurance Company

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,	December 31,
(in millions)	2024	2023
Policyholder account balances
Policyholder account balances	$32,542	$27,947
Future policy benefits
Reserve for future policy benefits	7,418	7,763
Deferred profit liability	118	81
Additional liabilities for insurance guarantees	1,389	1,321
Other insurance and annuity liabilities	192	213
Total future policy benefits	9,117	9,378
Policy claims and other policyholders’ funds	204	210
Total policyholder account balances, future policy benefits and claims	$41,863	$37,535

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Company

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2024	$4,173	$10,742	$5,982	$307	$444
Contract deposits	56	4,005	39	—	101
Policy charges	(14)	(3)	—	—	—
Surrenders and other benefits	(628)	(383)	(856)	(16)	(110)
Net transfer from (to) separate account liabilities	(32)	—	—	—	—
Variable account index-linked adjustments	—	1,968	—	—	—
Interest credited	125	1	204	14	12
Balance at December 31, 2024	$3,680	$16,330	$5,369	$305	$447
Weighted-average crediting rate	3.3%	1.9%	3.7%	2.0%	N/A
Cash surrender value(1)	$3,658	$15,467	$5,365	$279	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$1,474	$1,569	$2,755	$501	$27,947
Contract deposits	117	333	181	—	4,832
Policy charges	(173)	(93)	(124)	—	(407)
Surrenders and other benefits	(62)	(80)	(79)	(52)	(2,266)
Net transfer from (to) separate account liabilities	—	(145)	—	—	(177)
Variable account index-linked adjustments	—	—	—	—	1,968
Interest credited	49	63	161	16	645
Balance at December 31, 2024	$1,405	$1,647	$2,894	$465	$32,542
Weighted-average crediting rate	3.6%	3.9%	2.3%	4.0%
Net amount at risk	$8,312	$57,473	$13,593	$130
Cash surrender value(1)	$1,280	$1,092	$2,447	$298

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2023	$4,752	$6,410	$6,799	$312	$471
Contract deposits	73	3,084	47	—	91
Policy charges	(10)	—	—	—	—
Surrenders and other benefits	(759)	(156)	(1,086)	(10)	(127)
Net transfer from (to) separate account liabilities	(25)	—	—	—	—
Variable account index-linked adjustments	—	1,403	—	—	—
Interest credited	142	1	222	5	9
Balance at December 31, 2023	$4,173	$10,742	$5,982	$307	$444
Weighted-average crediting rate	3.3%	1.8%	3.6%	2.0%	N/A
Cash surrender value(1)	$4,146	$10,129	$5,974	$278	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,544	$1,520	$2,654	$524	$24,986
Contract deposits	123	272	193	1	3,884
Policy charges	(176)	(94)	(121)	—	(401)
Surrenders and other benefits	(69)	(78)	(53)	(44)	(2,382)
Net transfer from (to) separate account liabilities	—	(107)	—	—	(132)
Variable account index-linked adjustments	—	—	—	—	1,403
Interest credited	52	56	82	20	589
Balance at December 31, 2023	$1,474	$1,569	$2,755	$501	$27,947
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$8,740	$57,291	$14,407	$141
Cash surrender value(1)	$1,330	$1,065	$2,271	$326

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For variable annuities and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2024 and 2023 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2024
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$24	$95	$65	$17	$—	$201
	2%	–	2.99%	112	—	—	—	—	112
	3%	–	3.99%	1,894	7	—	1	—	1,902
	4%	–	5.00%	1,412	—	—	—	—	1,412

	Total			$3,442	$102	$65	$18	$—	$3,627

Fixed accounts of structured variable annuities	1%	–	1.99%	$2	$20	$9	$—	$—	$31
	2%	–	2.99%	13	—	—	—	—	13
	3%	–	3.99%	1	—	—	—	—	1
	4%	–	5.00%	—	—	—	—	—	—

	Total			$16	$20	$9	$—	$—	$45

Fixed annuities	1%	–	1.99%	$85	$237	$152	$89	$14	$577
	2%	–	2.99%	22	14	2	—	—	38
	3%	–	3.99%	2,410	—	—	—	—	2,410
	4%	–	5.00%	2,331	—	—	—	—	2,331

	Total			$4,848	$251	$154	$89	$14	$5,356

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$5	$14	$—	$21
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$5	$14	$—	$21

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	50	4	15	—	—	69
	3%	–	3.99%	821	—	4	6	—	831
	4%	–	5.00%	473	4	—	—	—	477

	Total			$1,344	$8	$19	$6	$—	$1,377

RiverSource Life Insurance Company

				December 31, 2024
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$—	$4	$1	$41	$46
	2%	–	2.99%	7	14	—	1	12	34
	3%	–	3.99%	108	1	2	12	—	123
	4%	–	5.00%	564	21	—	—	—	585

	Total			$679	$36	$6	$14	$53	$788

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$4	$2	$—	$6
	2%	–	2.99%	—	125	—	—	—	125
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$125	$4	$2	$—	$131

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	28	—	—	—	—	28
	4%	–	5.00%	268	—	—	—	—	268

	Total			$296	$—	$—	$—	$—	$296

Total	1%	–	1.99%	$111	$354	$239	$123	$55	$882
	2%	–	2.99%	204	157	17	1	12	391
	3%	–	3.99%	5,262	8	6	19	—	5,295
	4%	–	5.00%	5,048	25	—	—	—	5,073

	Total			$10,625	$544	$262	$143	$67	$11,641

Percentage of total account values that reset in:
Next 12 months				100.0%	100.0%	99.9%	100.0%	99.8%	100.0%
> 12 months to 24 months				—	—	—	—	—	—
> 24 months				—	—	0.1	—	0.2	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$43	$131	$52	$15	$2	$243
	2%	–	2.99%	137	1	—	—	—	138
	3%	–	3.99%	2,214	—	—	1	—	2,215
	4%	–	5.00%	1,514	—	—	—	—	1,514

	Total			$3,908	$132	$52	$16	$2	$4,110

Fixed accounts of structured variable annuities	1%	–	1.99%	$1	$18	$7	$2	$—	$28
	2%	–	2.99%	11	—	—	—	—	11
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$18	$7	$2	$—	$39

Fixed annuities	1%	–	1.99%	$107	$377	$183	$93	$—	$760
	2%	–	2.99%	36	14	1	—	—	51
	3%	–	3.99%	2,816	1	—	—	—	2,817
	4%	–	5.00%	2,339	—	—	—	—	2,339

	Total			$5,298	$392	$184	$93	$—	$5,967

RiverSource Life Insurance Company

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$7	$13	$—	$22
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$7	$13	$—	$22

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	51	3	9	—	—	63
	3%	–	3.99%	854	1	4	4	—	863
	4%	–	5.00%	518	1	—	—	—	519

	Total			$1,423	$5	$13	$4	$—	$1,445

Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$2	$4	$—	$24	$30
	2%	–	2.99%	13	12	—	1	8	34
	3%	–	3.99%	122	2	3	6	—	133
	4%	–	5.00%	607	6	—	—	—	613

	Total			$742	$22	$7	$7	$32	$810

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$2	$—	$—	$2
	2%	–	2.99%	128	—	—	—	—	128
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$128	$—	$2	$—	$—	$130

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	30	—	—	—	—	30
	4%	–	5.00%	295	—	—	—	—	295

	Total			$325	$—	$—	$—	$—	$325

Total	1%	–	1.99%	$151	$530	$255	$123	$26	$1,085
	2%	–	2.99%	376	30	10	1	8	425
	3%	–	3.99%	6,036	4	7	11	—	6,058
	4%	–	5.00%	5,273	7	—	—	—	5,280

	Total			$11,836	$571	$272	$135	$34	$12,848

Percentage of total account values that reset in:
Next 12 months				99.9%	99.5%	99.3%	100.0%	100.0%	99.9%
> 12 months to 24 months				0.1	0.5	0.6	—	—	0.1
> 24 months				—	—	0.1	—	—	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Company

The following tables summarize the balances of and changes in the liability for future policy benefits:

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2024	$—	$703	$104	$1,146	$1,953
Beginning balance at original discount rate	—	708	105	1,137	1,950
Effect of changes in cash flow assumptions	—	57	(39)	55	73
Effect of actual variances from expected experience	—	(16)	(13)	(26)	(55)
Adjusted beginning of year balance	$—	$749	$53	$1,166	$1,968
Issuances	201	63	9	—	273
Interest accrual	1	38	3	55	97
Net premiums collected	(202)	(76)	(6)	(149)	(433)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$774	$59	$1,072	$1,905
Effect of changes in discount rate assumptions	—	(37)	(6)	(15)	(58)
Balance at December 31, 2024	$—	$737	$53	$1,057	$1,847
Present Value of Future Policy Benefits:
Balance at January 1, 2024	$1,164	$1,325	$661	$6,561	$9,711
Beginning balance at original discount rate	1,222	1,291	621	6,507	9,641
Effect of changes in cash flow assumptions	(24)	67	(61)	58	40
Effect of actual variances from expected experience	(8)	(16)	(25)	(48)	(97)
Adjusted beginning of year balance	$1,190	$1,342	$535	$6,517	$9,584
Issuances	201	63	9	—	273
Interest accrual	56	73	34	323	486
Benefit payments	(158)	(125)	(43)	(432)	(758)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,289	$1,353	$535	$6,408	$9,585
Effect of changes in discount rate assumptions	(85)	(31)	10	(221)	(327)
Balance at December 31, 2024	$1,204	$1,322	$545	$6,187	$9,258
Adjustment due to reserve flooring	$—	$7	$—	$—	$7
Net liability for future policy benefits	$1,204	$592	$492	$5,130	$7,418
Less: reinsurance recoverable	759	424	20	2,591	3,794
Net liability for future policy benefits, after reinsurance recoverable	$445	$168	$472	$2,539	$3,624
Discounted expected future gross premiums	$—	$1,672	$836	$1,247	$3,755
Expected future gross premiums	$—	$2,921	$1,196	$1,713	$5,830
Expected future benefit payments	$1,846	$2,286	$899	$10,522	$15,553
Weighted average interest accretion rate	4.5%	6.0%	6.3%	5.0%
Weighted average discount rate	5.4%	5.6%	5.6%	5.7%
Weighted average duration of liability (in years)	6	7	7	8

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2023	$—	$686	$134	$1,207	$2,027
Beginning balance at original discount rate	—	708	137	1,220	2,065
Effect of changes in cash flow assumptions	—	(19)	(19)	19	(19)
Effect of actual variances from expected experience	—	(2)	(18)	(3)	(23)
Adjusted beginning of year balance	$—	$687	$100	$1,236	$2,023
Issuances	177	55	12	—	244
Interest accrual	1	36	5	59	101
Net premiums collected	(178)	(70)	(12)	(158)	(418)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$105	$1,137	$1,950
Effect of changes in discount rate assumptions	—	(5)	(1)	9	3
Balance at December 31, 2023	$—	$703	$104	$1,146	$1,953
Present Value of Future Policy Benefits:
Balance at January 1, 2023	$1,065	$1,319	$696	$6,439	$9,519
Beginning balance at original discount rate	1,155	1,313	669	6,569	9,706
Effect of changes in cash flow assumptions	—	(18)	(25)	9	(34)
Effect of actual variances from expected experience	(10)	(1)	(29)	5	(35)
Adjusted beginning of year balance	$1,145	$1,294	$615	$6,583	$9,637
Issuances	177	56	11	—	244
Interest accrual	50	73	37	329	489
Benefit payments	(150)	(132)	(42)	(405)	(729)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,222	$1,291	$621	$6,507	$9,641
Effect of changes in discount rate assumptions	(58)	34	40	54	70
Balance at December 31, 2023	$1,164	$1,325	$661	$6,561	$9,711
Adjustment due to reserve flooring	$—	$5	$—	$—	$5
Net liability for future policy benefits	$1,164	$627	$557	$5,415	$7,763
Less: reinsurance recoverable	880	440	22	2,738	4,080
Net liability for future policy benefits, after reinsurance recoverable	$284	$187	$535	$2,677	$3,683
Discounted expected future gross premiums	$—	$1,764	$904	$1,325	$3,993
Expected future gross premiums	$—	$2,938	$1,269	$1,786	$5,993
Expected future benefit payments	$1,726	$2,166	$1,068	$10,850	$15,810
Weighted average interest accretion rate	4.2%	6.2%	6.1%	5.0%
Weighted average discount rate	4.9%	5.1%	5.1%	5.1%
Weighted average duration of liability (in years)	7	7	8	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2024 resulted in a net decrease in future policy benefit reserves, primarily due to decreased disability income insurance claim incidence rates. The annual review of policy benefit reserves assumptions in the third quarter of 2023 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase assumptions.

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$1,225	$81	$15	$1,321
Interest accrual	37	6	1	44
Benefit accrual	133	8	3	144
Benefit payments	(69)	(13)	(5)	(87)
Effect of actual variances from expected experience	(2)	(1)	(1)	(4)
Impact of change in net unrealized (gains) losses on securities	(23)	(1)	(5)	(29)
Balance at December 31, 2024	$1,301	$80	$8	$1,389
Weighted average interest accretion rate	3.0%	7.0%	3.9%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,100	$74	$12	$1,186
Interest accrual	35	5	1	41
Benefit accrual	128	8	2	138
Benefit payments	(50)	(18)	(4)	(72)
Effect of actual variances from expected experience	(13)	11	(2)	(4)
Impact of change in net unrealized (gains) losses on securities	25	1	6	32
Balance at December 31, 2023	$1,225	$81	$15	$1,321
Weighted average interest accretion rate	3.0%	6.9%	4.0%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

The amount of revenue and interest recognized in the Statement of Income was as follows:

	Years Ended December 31,
	2024		2023
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$226	$55	$196	$49
Term and whole life insurance	172	35	169	37
Disability income insurance	119	31	124	32
Long term care insurance	179	268	185	270
Total	$696	$389	$674	$388

The following tables summarize the balances of and changes in unearned revenue:

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Balance at January 1, 2024	$27	$196	$266	$489
Deferral of revenue	—	70	51	121
Amortization	(1)	(17)	(22)	(40)
Balance at December 31, 2024	$26	$249	$295	$570
Balance at January 1, 2023	$27	$150	$233	$410
Deferral of revenue	1	59	52	112
Amortization	(1)	(13)	(19)	(33)
Balance at December 31, 2023	$27	$196	$266	$489

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2024	$65,839	$8,795	$74,634
Premiums and deposits	933	500	1,433
Policy charges	(1,365)	(307)	(1,672)
Surrenders and other benefits	(6,990)	(412)	(7,402)
Investment return	7,293	1,199	8,492
Net transfer from (to) general account	27	64	91
Balance at December 31, 2024	$65,737	$9,839	$75,576
Cash surrender value	$64,411	$9,220	$73,631

RiverSource Life Insurance Company

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2023	$63,223	$7,653	$70,876
Premiums and deposits	835	459	1,294
Policy charges	(1,343)	(292)	(1,635)
Surrenders and other benefits	(5,378)	(317)	(5,695)
Investment return	8,477	1,250	9,727
Net transfer from (to) general account	25	42	67
Balance at December 31, 2023	$65,839	$8,795	$74,634
Cash surrender value	$64,280	$8,263	$72,543

12. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract.

The Company has the following primary GMDB provisions:

•	Return of premium – provides purchase payments minus adjusted partial surrenders.

•

Reset – provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet – provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

RiverSource Life Insurance Company

The following tables summarize the balances of and changes in market risk benefits:

	Years Ended December 31,
(in millions, except age)	2024	2023	2022
Balance at beginning of period	$335	$1,103	$2,901
Issuances	24	17	27
Interest accrual and time decay	(66)	(53)	(237)
Reserve increase from attributed fees collected	790	788	810
Reserve release for benefit payments and derecognition	(11)	(35)	(29)
Effect of changes in interest rates and bond markets	(1,078)	(367)	(4,193)
Effect of changes in equity markets and subaccount performance	(1,228)	(1,267)	2,258
Effect of changes in equity index volatility	59	(67)	205
Actual policyholder behavior different from expected behavior	71	5	17
Effect of changes in other future expected assumptions	106	128	(139)
Effect of changes in the instrument-specific credit risk on market risk benefits	79	83	(517)
Balance at end of period	$(919)	$335	$1,103
Reconciliation of the gross balances in an asset or liability position:
Asset position	$2,182	$1,427	$1,015
Liability position	(1,263)	(1,762)	(2,118)
Net asset (liability) position	$919	$(335)	$(1,103)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$462	$913	$2,781
Living benefits	$2,429	$2,513	$3,364
Composite (greater of)	$2,829	$3,308	$5,830
Weighted average attained age of contractholders	69	69	68
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(2,111)	$(1,551)	$(2,044)
Changes in unrealized (gains) losses in other comprehensive income (loss) relating to liabilities held at end of period	$85	$84	$(505)

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2024
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$(919)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	52.8%	11.9%
			Surrender rate(2)	0.4%	–	75.0%	3.3%
			Market volatility(3)	0.0%	–	24.6%	10.3%
			Nonperformance risk(4)	65 bps			65	bps
			Mortality rate(5)	0.0%	–	41.6%	1.7%

	December 31, 2023
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$335	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.6%
			Surrender rate(2)	0.3%	–	75.0%	3.7%
			Market volatility(3)	0.0%	–	25.2%	10.6%
			Nonperformance risk(4)	85 bps			85	bps
			Mortality rate(5)	0.0%	–	41.6%	1.6%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

RiverSource Life Insurance Company

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2024 and 2023, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2024

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $15 million.

•	Updates to surrender assumptions resulted in a decrease to pretax income of $83 million.

Year ended December 31, 2023

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $18 million.

•	Updates to surrender assumptions resulted in a decrease to pretax income of $110 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair value measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calendar year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility, contractholder behavior assumptions that include margins for risk, and the Company’s nonperformance risk. These measurements are classified as Level 3.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has accessed collateralized borrowings from the FHLB and has pledged (granted a lien on) certain investments as collateral, primarily commercial mortgage backed securities and residential mortgage backed securities, with an aggregate fair value of $964 million and $1.1 billion as of December 31, 2024 and 2023, respectively. The amount of the Company’s liability including accrued interest was $201 million as of both December 31, 2024 and 2023. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2024 and 2023. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2024 and 2023 was 4.6% and 5.6%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is a Daily Simple Secured Overnight Financing Rate plus 0.1% (“Adjusted Daily Simple SOFR”) plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt

RiverSource Life Insurance Company

of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2024 and 2023 and is recorded in Long-term debt.

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2024
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$12,721	$572	$13,293
Residential mortgage backed securities	—	4,039	—	4,039
Commercial mortgage backed securities	—	2,100	—	2,100
State and municipal obligations	—	636	—	636
Asset backed securities	—	1,302	881	2,183
Foreign government bonds and obligations	—	7	—	7
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	20,805	1,453	22,259
Cash equivalents	1,215	1,227	—	2,442
Market risk benefits	—	—	2,182	2,182	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	55	55
Other assets:
Interest rate derivative contracts	—	179	—	179
Equity derivative contracts	114	8,829	—	8,943
Foreign exchange derivative contracts	2	40	—	42
Credit derivative contracts	—	59	—	59
Total other assets	116	9,107	—	9,223
Separate account assets at net asset value (“NAV”)				75,576	(2)
Total assets at fair value	$1,332	$31,139	$3,690	$111,737

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$—	$53	$53
IUL embedded derivatives	—	—	1,002	1,002
Structured variable annuity embedded derivatives	—	—	2,461	2,461
Total policyholder account balances, future policy benefits and claims	—	—	3,516	3,516	(3)
Market risk benefits	—	—	1,263	1,263	(1)
Other liabilities:
Interest rate derivative contracts	1	323	—	324
Equity derivative contracts	172	5,159	—	5,331
Foreign exchange derivative contracts	—	7	—	7
Total other liabilities	173	5,489	—	5,662
Total liabilities at fair value	$173	$5,489	$4,779	$10,441

RiverSource Life Insurance Company

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$10,283	$452	$10,735
Residential mortgage backed securities	—	3,642	—	3,642
Commercial mortgage backed securities	—	2,597	—	2,597
State and municipal obligations	—	758	—	758
Asset backed securities	—	976	555	1,531
Foreign government bonds and obligations	—	12	—	12
U.S. government and agency obligations	99	—	—	99
Total Available-for-Sale securities	99	18,268	1,007	19,374
Cash equivalents	558	2,012	—	2,570
Market risk benefits	—	—	1,427	1,427	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	51	51
Other assets:
Interest rate derivative contracts	1	184	—	185
Equity derivative contracts	65	4,945	—	5,010
Foreign exchange derivative contracts	1	20	—	21
Credit derivative contracts	—	1	—	1
Total other assets	67	5,150	—	5,217
Separate account assets at NAV				74,634	(2)
Total assets at fair value	$724	$25,430	$2,485	$103,273

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$49	$52
IUL embedded derivatives	—	—	873	873
Structured variable annuity embedded derivatives	—	—	1,011	1,011
Total policyholder account balances, future policy benefits and claims	—	3	1,933	1,936	(3)
Market risk benefits	—	—	1,762	1,762	(1)
Other liabilities:
Interest rate derivative contracts	1	304	—	305
Equity derivative contracts	95	3,355	—	3,450
Foreign exchange derivative contracts	1	3	—	4
Credit derivative contracts	—	106	—	106
Total other liabilities	97	3,768	—	3,865
Total liabilities at fair value	$97	$3,771	$3,695	$7,563

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $211 million and $195 million cumulative decrease to the embedded derivatives as of December 31, 2024 and 2023, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2024	$452	$—	$555	$1,007		$51
Total gains (losses) included in:
Net income	1	—	—	1	(1)	8
Other comprehensive income (loss)	1	—	15	16		—
Purchases	227	64	334	625		—
Settlements	(109)	(1)	—	(110)		(4)
Transfers out of Level 3	—	(63)	(23)	(86)		—
Balance at December 31, 2024	$572	$—	$881	$1,453		$55
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2024	$1	$—	$—	$1	(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2024	$(2)	$—	$15	$13		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2024	$49		$873		$1,011		$1,933
Total (gains) losses included in:
Net income	8	(2)	255	(2)	1,670	(3)	1,933
Issues	—		23		114		137
Settlements	(4)		(149)		(334)		(487)
Balance at December 31, 2024	$53		$1,002		$2,461		$3,516
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2024	$—		$255	(2)	$1,670	(3)	$1,925

	Available-for-Sale Securities				Receivables
(in millions)	Corporate Debt Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2023	$395	$545	$940		$48
Total gains (losses) included in:
Net income	—	—	—	(1)	6
Other comprehensive income (loss)	12	10	22		—
Purchases	110	—	110		—
Settlements	(65)	—	(65)		(3)
Balance at December 31, 2023	$452	$555	$1,007		$51
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2023	$11	$10	$21		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2023	$44		$739		$(137	)(4)	$646
Total (gains) losses included in:
Net income	8	(2)	198	(2)	1,166	(3)	1,372
Issues	—		59		104		163
Settlements	(3)		(123)		(122)		(248)
Balance at December 31, 2023	$49		$873		$1,011		$1,933
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2023	$—		$198	(2)	$1,166	(3)	$1,364

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$406		$1,367
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(633	)(3)	(747)
Issues	—		51		90		141
Settlements	(3)		(112)		—		(115)
Balance at December 31, 2022	$44		$739		$(137	)(4)	$646
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(633	)(3)	$(738)

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of January 1, 2023 and December 31, 2022 and the amounts are presented as contra liabilities.

The increase to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $14 million, $51 million and $45 million, net of the reinsurance accrual, for the years ended December 31, 2024, 2023 and 2022, respectively.

RiverSource Life Insurance Company

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2024
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$572	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.7%	1.2%
Asset backed securities	$881	Discounted cash flow	Annual default rate(2)	2.2%	–	4.4%	3.6%
			Loss severity	25.0%			25.0%
			Constant prepayment rate(2)	0.0%	–	1.0%	0.4%
			Yield/spread to U.S. Treasuries(3)	190 bps	–	360 bps	205	bps
Fixed deferred indexed annuity ceded embedded derivatives	$55	Discounted cash flow	Surrender rate(4)	0.0%	–	89.1%	10.6%
Fixed deferred indexed annuity embedded derivatives	$53	Discounted cash flow	Surrender rate(4)	0.0%	–	89.1%	10.6%
			Nonperformance risk(5)	65 bps			65	bps
IUL embedded derivatives	$1,002	Discounted cash flow	Nonperformance risk(5)	65 bps			65	bps
Structured variable annuity embedded derivatives	$2,461	Discounted cash flow	Surrender rate(4)	0.5%	–	75.0%	1.7%
			Nonperformance risk(5)	65 bps			65	bps

	December 31, 2023
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$451	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	2.4%	1.2%
Asset backed securities	$555	Discounted cash flow	Annual default rate(2)	3.1%			3.1%
			Loss severity	25.0%			25.0%
			Yield/spread to U.S. Treasuries(3)	275 bps	–	515 bps	284	bps
Fixed deferred indexed annuity ceded embedded derivatives	$51	Discounted cash flow	Surrender rate(4)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(4)	0.0%	–	66.8%	1.4%
			Nonperformance risk(5)	85 bps			85	bps
IUL embedded derivatives	$873	Discounted cash flow	Nonperformance risk(5)	85 bps			85	bps
Structured variable annuity embedded derivatives	$1,011	Discounted cash flow	Surrender rate(4)	0.5%	–	75.0%	2.6%
			Nonperformance risk(5)	85 bps			85	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The weighted average for both the annual default rate and the constant prepayment rate for asset backed securities are weighted based on the balances of each security.
(3)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(4)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(5)	The nonperformance risk is the spread added to the U.S. Treasury curve.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company or fair values estimated based on a transaction near the balance sheet date.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate, loss severity, and constant prepayment rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender assumption used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender assumption used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

RiverSource Life Insurance Company

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2024 and 2023. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2024 and 2023. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $27 million and $41 million as of December 31, 2024 and 2023, respectively, and is classified as Level 3 in the fair value hierarchy.

RiverSource Life Insurance Company

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2024
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,797	$—	$—	$1,675	$1,675
Policy loans	982	—	982	—	982
Other investments	55	—	36	19	55
Receivables	5,834	—	—	4,795	4,795
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$20,097	$—	$—	$16,826	$16,826
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	312	—	312
Other liabilities	5	—	—	4	4
Separate account liabilities — investment contracts	364	—	364	—	364

	December 31, 2023
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,725	$—	$—	$1,599	$1,599
Policy loans	912	—	912	—	912
Other investments	76	—	54	22	76
Receivables	6,514	—	—	5,566	5,566
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$16,641	$—	$—	$14,243	$14,243
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	339	—	339
Other liabilities	5	—	—	5	5
Separate account liabilities — investment contracts	332	—	332	—	332

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2024, 2023 and 2022, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the next four annual periods and $4 million in the period ending November 30, 2029.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $352 million, $338 million and $320 million for the years ended December 31, 2024, 2023 and 2022, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Company

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from Ameriprise Financial for federal income taxes was $277 million and $269 million as of December 31, 2024 and 2023, respectively, which is reflected in Other assets.

Investments

In June of 2024, the Company invested $310 million in AA, A and BBB rated asset backed securities issued by Ameriprise Installment Financing, LLC. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2024, the fair value of these asset backed securities was $312 million. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $10 million for the year ending December 31, 2024 and is reported in Net investment income.

In September of 2022, the Company redeemed the outstanding AA and A rated securities issued by Ameriprise Advisor Financing, LLC (“AAF”) at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2024 and 2023, the fair value of these asset backed securities was $567 million and $554 million, respectively. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $34 million, $34 million and $17 million for the years ended December 31, 2024, 2023 and 2022, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2024 and 2023. See Note 13 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital, or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Dividends paid to Ameriprise Financial	$600	$600	$600
Dividend received from RiverSource Life of NY	50	50	63
Return of capital received from RTA	40	75	80

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16. REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce (“MN DOC”), RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned deficit was $736 million and $582 million as of December 31, 2024 and 2023, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the MN DOC, and are subject to potential disapproval. Statutory capital and surplus was $2.7 billion and $3.1 billion as of December 31, 2024 and 2023, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Statutory net gain from operations	$1,097	$1,331	$1,615
Statutory net income (loss)	(91)	845	1,769

Government debt securities of $4 million as of both December 31, 2024 and 2023 were on deposit with various states as required by law.

17. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2024
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$9,111	$—	$9,111	$(5,555)	$(1,550)	$(1,970)	$36
OTC cleared	10	—	10	(10)	—	—	—
Exchange-traded	102	—	102	(17)	—	—	85
Total	$9,223	$—	$9,223	$(5,582)	$(1,550)	$(1,970)	$121

	December 31, 2023
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,170	$—	$5,170	$(3,694)	$(1,101)	$(357)	$18
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	38	—	38	(18)	—	—	20
Total	$5,217	$—	$5,217	$(3,721)	$(1,101)	$(357)	$38

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2024
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,622	$—	$5,622	$(5,555)	$—	$(67)	$—
OTC cleared	18	—	18	(10)	—	—	8
Exchange-traded	22	—	22	(17)	—	—	5
Total	$5,662	$—	$5,662	$(5,582)	$—	$(67)	$13

	December 31, 2023
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$3,812	$—	$3,812	$(3,694)	$(34)	$(78)	$6
OTC cleared	35	—	35	(9)	—	—	26
Exchange-traded	18	—	18	(18)	—	—	—
Total	$3,865	$—	$3,865	$(3,721)	$(34)	$(78)	$32

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments and Note 5 for information related to derivatives held by consolidated investment entities.

18. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2024			December 31, 2023
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$39,082	$179	$324	$42,516	$185	$305
Equity contracts	108,205	8,943	5,331	81,905	5,010	3,450
Credit contracts	2,914	59	—	3,375	1	106
Foreign exchange contracts	2,938	42	7	2,952	21	4
Total non-designated hedges	153,139	9,223	5,662	130,748	5,217	3,865
Embedded derivatives
IUL	N/A	—	1,002	N/A	—	873
Fixed deferred indexed annuities and deposit receivables	N/A	55	53	N/A	51	52
Structured variable annuities (3)	N/A	—	2,461	N/A	—	1,011
Total embedded derivatives	N/A	55	3,516	N/A	51	1,936
Total derivatives	$153,139	$9,278	$9,178	$130,748	$5,268	$5,801

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded embedded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2024 included $2.5 billion of individual contracts in a liability position and $3 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2023 included $1.0 billion of individual contracts in a liability position and $15 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2024 and 2023, investment securities with a fair value of $1.5 billion were pledged to meet contractual obligations under derivative contracts, of which $84 million and $145 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2024 and 2023, investment securities with a fair value of $2.2 billion and $376 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $2.0 billion and $314 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2024 and 2023, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2024 and 2023, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2024
Interest rate contracts	$(10)	$—	$(1,128)
Equity contracts	1,419	71	(1,021)
Credit contracts	—	—	124
Foreign exchange contracts	—	—	64
IUL embedded derivatives	—	(106)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	16	—
Structured variable annuity embedded derivatives	(1,670)	—	—
Total gain (loss)	$(261)	$(19)	$(1,961)

RiverSource Life Insurance Company

(in millions)	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits

Year Ended December 31, 2023
Interest rate contracts	$(5)	$—	$(422)
Equity contracts	770	79	(1,239)
Credit contracts	—	—	7
Foreign exchange contracts	—	—	5
IUL embedded derivatives	—	(75)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	(3)	—
Structured variable annuity embedded derivatives	(1,166)	—	—
Total gain (loss)	$(401)	$1	$(1,649)

Year Ended December 31, 2022
Interest rate contracts	$(26)	$—	$(2,874)
Equity contracts	(164)	(126)	899
Credit contracts	—	—	279
Foreign exchange contracts	—	—	105
IUL embedded derivatives	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	4	—
Structured variable annuity embedded derivatives	633	—	—
Total gain (loss)	$443	$95	$(1,591)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2024:

(in millions)	Premiums Payable	Premiums Receivable
2025	$119	$20
2026	246	88
2027	19	—
2028	29	—
2029	135	—
2030-2031	234	—
Total	$782	$108

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity components of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

As discussed in Note 12, the Company issues variable annuity contracts that provide protection to contractholders from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

RiverSource Life Insurance Company

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2024 and 2023, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $67 million and $62 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2024 and 2023 was $67 million and $55 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2024 and 2023 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $7 million as of December 31, 2024 and 2023, respectively.

19. SHAREHOLDER’S EQUITY

The following tables present the amounts related to each component of OCI:

	Year Ended December 31, 2024
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(383)	$82	$(301)
Reclassification of net (gains) losses on securities included in net income(2)	11	(2)	9
Impact of benefit reserves and reinsurance recoverables	20	(4)	16
Net unrealized gains (losses) on securities	(352)	76	(276)
Effect of changes in discount rate assumptions on certain long-duration contracts	194	(41)	153
Effect of changes in instrument-specific credit risk on market risk benefits (“MRBs”)	(79)	17	(62)
Total other comprehensive income (loss)	$(237)	$52	$(185)

	Year Ended December 31, 2023
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$652	$(144)	$508
Reclassification of net (gains) losses on securities included in net income(2)	27	(7)	20
Impact of benefit reserves and reinsurance recoverables	(24)	5	(19)
Net unrealized gains (losses) on securities	655	(146)	509
Effect of changes in discount rate assumptions on certain long-duration contracts	(69)	15	(54)
Effect of changes in instrument-specific credit risk on MRBs	(83)	18	(65)
Total other comprehensive income (loss)	$503	$(113)	$390

RiverSource Life Insurance Company

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income(2)	88	(19)	69
Impact of benefit reserves and reinsurance recoverables	103	(18)	85
Net unrealized gains (losses) on securities	(2,593)	558	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	1,095	(234)	861
Effect of changes in instrument-specific credit risk on MRBs	517	(110)	407
Total other comprehensive income (loss)	$(981)	$214	$(767)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2022	$1,044	$(933)	$(427)	$(1)	$(317)
OCI before reclassifications	(2,104)	861	407	—	(836)
Amounts reclassified from AOCI	69	—	—	—	69
Total OCI	(2,035)	861	407	—	(767)
Balance at December 31, 2022	(991)	(72)	(20)	(1)	(1,084)
OCI before reclassifications	489	(54)	(65)	—	370
Amounts reclassified from AOCI	20	—	—	—	20
Total OCI	509	(54)	(65)	—	390
Balance at December 31, 2023	(482)	(126)	(85)	(1)	(694)
OCI before reclassifications	(285)	153	(62)	—	(194)
Amounts reclassified from AOCI	9	—	—	—	9
Total OCI	(276)	153	(62)	—	(185)
Balance at December 31, 2024	$(758)	$27	$(147)	$(1)	$(879)

20. INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Current income tax
Federal	$(297)	$(112)	$57
State	(4)	2	(2)
Total current income tax	(301)	(110)	55
Deferred income tax
Federal	402	98	150
State	2	2	4
Total deferred income tax	404	100	154
Total income tax provision (benefit)	$103	$(10)	$209

RiverSource Life Insurance Company

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2024	2023	2022
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(3.4)	(8.2)	(2.3)
Low income housing tax credits	(2.7)	(8.0)	(2.9)
Foreign tax credit, net of addback	(2.2)	(7.0)	(1.7)
Audit adjustments	(1.0)	(3.4)	—
Unrecognized tax benefits	—	1.6	—
Other, net	(0.5)	1.5	(0.3)
Income tax provision (benefit)	11.2%	(2.5)%	13.8%

The increase in the Company’s effective tax rate for the year ended December 31, 2024 compared to 2023 is primarily due to higher pretax income in the current year and the related impact on tax preferred items, a decrease in foreign tax credits, net of addback, and a decrease in low income housing tax credits, partially offset by a decrease in unrecognized tax benefits and a decrease in state income taxes, net of federal benefit, which is included in Other, net.

The decrease in the Company’s effective tax rate for the year ended December 31, 2023 compared to 2022 is primarily due to lower pretax income.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2024 and 2023. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2024	2023
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$801	$1,244
Investments including net unrealized on Available-for-Sale securities	177	118
Net operating loss	35	28
Other	4	2
Gross deferred income tax assets	1,017	1,392
Less: valuation allowance	32	30
Total deferred income tax assets	985	1,362
Deferred income tax liabilities
Deferred acquisition costs	355	380
Other	57	56
Gross deferred income tax liabilities	412	436
Net deferred income tax assets	$573	$926

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $35 million, net of federal benefit, which will expire beginning December 31, 2025. Based on analysis of the Company’s tax position as of December 31, 2024, management believes it is more likely than not that the Company will not realize certain state net operating losses of $30 million and state deferred tax assets of $2 million, both net of federal benefit; therefore, a valuation allowance of $32 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2024	2023	2022
Balance at January 1	$27	$37	$37
Reductions for tax positions related to the current year	(3)	(3)	(1)
Additions for tax positions of prior years	—	65	1
Reductions for tax positions of prior years	—	(71)	—
Reductions due to lapse of statutes of limitations	(2)	(1)	—
Balance at December 31	$22	$27	$37

RiverSource Life Insurance Company

If recognized, approximately $17 million, $19 million and $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2024, 2023 and 2022, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $1 million in the next 12 months primarily due to state statutes of limitations expirations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $2 million, $8 million and nil in interest and penalties for the years ended December 31, 2024, 2023 and 2022, respectively. As of December 31, 2024 and 2023, the Company had a payable of $13 million and $11 million, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The Internal Revenue Service (“IRS”) is currently auditing Ameriprise Financial’s U.S. income tax returns for 2019 and 2020. The state income tax returns of Ameriprise Financial or its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2017 through 2023.

21. COMMITMENTS AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2024	2023
Commercial mortgage loans	$58	$15

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, that include information requests, exams, or disputes regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates are cooperating with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

RiverSource Life Insurance Company

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2024 and 2023, the estimated liability was $11 million and $34 million, respectively. As of December 31, 2024 and 2023, the related premium tax asset was $9 million and $29 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Changes in and Disagreements with Accountants

None.

24	∎ RIVERSOURCE® STRUCTURED SOLUTIONS ANNUITY

SAI9035_12_D01_(05/25)

PART C – OTHER INFORMATION
Item 27. Exhibits
(a)	(i)
Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted
December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is
incorporated by reference.

(b)		Not applicable.
(c)
Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life
Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable
Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable
Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

(d)	(i)	Copy of Limited Flexible Purchase Payments Deferred Annuity Contract and Data Pages, filed electronically as Exhibit 4.1 to Initial Registration Statement No. 333-232973.
(ii)
Copy of Endorsement No. 30379 to the Individual Annuity Contract, filed as Exhibit 4.10 to Post-Effective Amendment No.
10 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April  15, 1998, is
incorporated herein by reference.

(iii)
Copy of Endorsement No. 33007 filed as Exhibit 4.13 to Post-Effective Amendment No. 12 to the Registration Statement on
Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 26, 1999, is incorporated herein by reference.

(iv)
Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed as Exhibit 4.14 to Post-Effective
Amendment No. 17 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No.  33-28976, on
April 23, 2003, is incorporated herein by reference.

(v)
Form of Roth IRA Annuity Endorsement (form 131062) filed as Exhibit 4.15 to Post-Effective Amendment No.  17 to the
Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April  23, 2003, is incorporated herein by reference.

(vi)
Form of Simple IRA Annuity Endorsement (form 131063) filed as Exhibit 4.13 to Post-Effective Amendment No.  14 to the
Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on April  28, 2003, is
incorporated by reference.

	(vii)	Copy of Limited Flexible Purchase Payments Deferred Annuity Contract and Data Pages, filed electronically as Exhibit 4.1 to Initial Registration Statement No. 333-232973.
(viii)
Copy of Endorsement No. 30379 to the Individual Annuity Contract, filed as Exhibit 4.10 to Post-Effective Amendment No.
10 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April  15, 1998, is
incorporated herein by reference.

(ix)
Copy of Endorsement No. 33007 filed as Exhibit 4.13 to Post-Effective Amendment No. 12 to the Registration Statement on
Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 26, 1999, is incorporated herein by reference.

(x)
Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed as Exhibit 4.14 to Post-Effective
Amendment No. 17 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No.  33-28976, on
April 23, 2003, is incorporated herein by reference.

(xi)
Form of Roth IRA Annuity Endorsement (form 131062) filed as Exhibit 4.15 to Post-Effective Amendment No.  17 to the
Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April  23, 2003, is incorporated herein by reference.

(xii)
Form of Simple IRA Annuity Endorsement (form 131063) filed as Exhibit 4.13 to Post-Effective Amendment No.  14 to the
Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on April  28, 2003, is
incorporated by reference.

(e)		Not applicable.
(f)	(i)	Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.
(ii)
Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is
incorporated by reference.

(iii)
Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to
Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

(g)	Not applicable.
(h)	Not applicable.
(i)	Not Applicable.
(j)	Not applicable.
(k)	Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.
(l)	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable,
(p)
Power of Attorney to sign Amendment to this Registration Statement, dated Sept.25, 2024, filed electronically as Exhibit (p)
to RiverSource Variable Account 10’s Post-Effective Amendment 22 to Registration Statement on Form N-4, File
No.333-230376, is incorporated herein by reference.

(q)	Letter Regarding Change in Certifying Accountant. Not applicable.
(r)	Historical Current Limits on Index Gains. Filed herewith.
Item 28. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero		Chairman of the Board and President
Michael J. Pelzel		Senior Vice President – Corporate Tax
Kevin L. Kehn		Director, Senior Vice President and Chief Actuary
Shweta Jhanji		Senior Vice President and Treasurer
Gene R. Tannuzzo		Director
Sherman, Kara D.		Director
Stephen R. Wolfrath		Director, Vice President – Insurance and Annuities Product Development and Management
Brian E. Hartert		Director, Chief Financial Officer
Paula J. Minella		Secretary
Gregg L. Ewing		Vice President and Controller
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing 2, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore

Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise Installment Financing, LLC	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Michigan
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP GP, LLC	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Lionstone CREAD Partners Two, LLC	Delaware
Lionstone CREAD GP, LLC	Delaware
Lionstone LORE Two, LLC	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[4]	Texas
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas

Parent Company /Subsidiary Name	Jurisdiction
LPL 1111 Broadway, L.P.[5]	Texas
Lionstone Raleigh Development Partners GP, LLC	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone RDP Tower V Investors GP, LLC	Delaware
Lionstone RDP St. Albans Investors GP, LLC	Delaware
Lionstone RDP Co-Investment Fund I GP, LLC	Delaware
Lionstone VA Five, LLC	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Investments UK International Limited	England & Wales
Columbia Threadneedle (Europe) Limited	England & Wales
Columbia Threadneedle AM (Holdings) Limited	Scotland
Astraeus III GP LLP
Astraeus III FP LP
Columbia Threadneedle Capital (Group) Limited	Cayman Islands
Columbia Threadneedle Capital (Holdings) Limited	Cayman Islands
Columbia Threadneedle Capital (UK) Limited	England & Wales
Columbia Threadneedle Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
Columbia Threadneedle Group (Holdings) Limited	England & Wales
Columbia Threadneedle Group (Management) Limited	England & Wales
Columbia Threadneedle Holdings Limited	England & Wales
Columbia Threadneedle Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
Columbia Threadneedle Netherlands B.V.	Netherlands
F&C Alternative Investments (Holdings) Limited	England & Wales
Columbia Threadneedle Treasury Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
WAM Holdings Ltd	England & Wales
Columbia Threadneedle Fund Management Limited	England & Wales
Columbia Threadneedle Managers Limited	England & Wales
Columbia Threadneedle (Services) Limited	Scotland
Columbia Threadneedle Management (Swiss) GmbH‡	Switzerland
Columbia Threadneedle Investment Business Limited	Scotland
Columbia Threadneedle PE Co-Investment GP LLP	Scotland
FCIT PE FP LP6	Scotland
Columbia Threadneedle PE Co-Investment FP LP6	Scotland
Columbia Threadneedle Real Estate Partners LLP[7]	England & Wales
CT UK Residential Real Estate FCP-RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
Columbia Threadneedle Real Estate Partners S.à.r.l.	Luxembourg
CT Real Estate Partners GmbH & Co. KG, München	Germany
CT Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
Columbia Threadneedle Real Estate Partners Asset Management Limited	England & Wales
Columbia Threadneedle REP Property Management Limited	England & Wales
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP6	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP6	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C European Capital Partners (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
FP Asset Management Holdings Limited	England & Wales
Columbia Threadneedle Asset Managers Limited	England & Wales
Ivory & Sime Limited	Scotland
Columbia Threadneedle (EM) Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[8]	Delaware
TAM UK International Holdings Limited	England & Wales
Columbia Threadneedle Investments (ME) Limited	Dubai
CTM Holdings Limited	Malta
TAM Investment Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Farnborough (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey

Parent Company /Subsidiary Name	Jurisdiction
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UK Property Select III (GP) S.à r.l.	Luxembourg
Sackville UK Property Select IV (GP) S.à.r.l.	Luxembourg
Sackville UK Property Select IV (GP) No. 1 Limited	England
Sackville UK Property Select IV Nominee (1) Limited	England
Sackville UK Property Select IV Nominee (2) Limited	England
Sackville UK Property Select IV Nominee (7) Limited	England
Sackville UK Property Select IV Nominee (8) Limited	England
Sackville UK Property Select IV (GP) No. 2 Limited	England
Sackville UK Property Select IV Nominee (3) Limited	England
Sackville UK Property Select IV Nominee (4) Limited	England
Sackville UK Property Select IV (GP) No. 3 Limited	England
Sackville UK Property Select IV Nominee (5) Limited	England
Sackville UK Property Select IV Nominee (6) Limited	England
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle UK Property Select IV Feeder SA SICAV-RAIF	Luxembourg
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*
Publicly-traded company (NYSE: AMP)
**
The company has non-voting shares held by third parties
†
Regulated by Luxembourg Authority
‡
FINMA Authorized Representative office of BMO Asset Management Ltd.
1
Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
2
Registered broker-dealer
3
Managed by members of onshore hedge fund feeders
4
Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%)
5
Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
6
Columbia Threadneedle AM (Holdings) plc owns a percentage of the entity
7
Columbia ThreadneedleTreasury Limited holds 1 unit
8
One-third of this entity is owned by American Express Travel Related Services
Item 30. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B

RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Kara D. Sherman	Director
Janz, Sara S.	Director
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Jason S. Bartylla	Chief Financial Officer
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$439,655,537	None	None	None
Item 31A. Information about Contracts with Indexed-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index and/or Fixed Option Subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
RiverSource Structured Solutions annuity	69,004	12,395,861,428	2,134	332,430,741	380,818,320	No.
(b) Current limits on Index gains in effect for each Indexed-Linked Option during the 12 months ending on Dec.31, 2024.

See Exhibit (r) Historical Current Limits on Index Gains.
Item 32. Location of Accounts and Records
Not applicable
Item 33. Management Services
Not applicable.

Item 34. Undertakings
RiverSource Life Insurance Company undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
Additional Representations
RiverSource Life Insurance Company is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

,SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the RiverSource Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on April 25, 2025.
RiverSource Life Insurance Company
(Insurance Company)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2025.
Signature	Title
/s/ Gumer C. Alvero	Chairman of the Board and President (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske	Director, Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Brian E. Hartert	Chief Financial Officer (Chief Financial Officer)
Brian E. Hartert
/s/ Gene R. Tannuzzo	Director
Gene R. Tannuzzo
/s/ Gregg L. Ewing	Vice President and Controller (Principal Accounting Officer)
Gregg L. Ewing
/s/ Stephen R. Wolfrath	Director, Vice President-Insurance and Annuities Product Development and Management
Stephen R. Wolfrath
/s/ John R. Hutt	Director
John R. Hutt
Signed pursuant to Power of Attorney to sign Amendment to this Registration Statement, dated Sept.25, 2024, filed electronically as Exhibit (p) to RiverSource Variable Account 10’s Post-Effective Amendment 22 to Registration Statement on Form N-4, File No.333-230376, is incorporated herein by reference., is incorporated by reference, herewith, by:
/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

CONTENTS OF Post-Effective Amendment No. 1
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
RiverSource Structured Solutions  annuity
 PART B.
The Statement of Additional Information and Financial Statements for RiverSource Life Insurance Company is filed electronically herewith.
Part C.
Other Information.
The signatures.
Exhibits.

Exhibit Index
(k)	Opinion of Counsel
(l)	Consent of Independent Registered Public Accounting Firm.
(r)	Historical Current Limits on Index Gains.